UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00537

Franklin Custodian Funds

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 9/30

Date of reporting period: 3/31/19

Item 1.	Reports to Stockholders.

Semiannual Report and Shareholder Letter
March 31, 2019

Franklin Custodian Funds

Franklin DynaTech Fund

Franklin Growth Fund

Franklin Income Fund

Franklin U.S. Government Securities Fund

Franklin Utilities Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended March 31, 2019, the U.S. economy continued to grow, but at a more moderate pace due to concerns about trade, geopolitical stress and a partial government shutdown. The U.S. Federal Reserve (Fed) increased its federal funds rate by 0.25% at its December 2018 meeting, bringing the rate from 2.25% at the start of the period to 2.50% by period-end. In March, the Fed kept its key interest rate unchanged and signaled no rate hikes in 2019 based on a more modest economic outlook. The 10-year U.S. Treasury yield began the period at 3.05% and decreased to 2.41% at period-end.

In this environment, the prices of U.S. stocks, as measured by the Standard & Poor’s 500® Index (S&P 500®), declined 2.73%, (the index declining from 2,913.98 to 2,834.40).1,2 Investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Index), posted a +4.63% total return (an index increase from 2,013.67 to 2,106.83), which includes reinvestment of income and distributions.3

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

Franklin Custodian Funds’ semiannual report, covering Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin U.S. Government Securities Fund and Franklin Utilities Fund, includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

1. Source: Copyright © 2019, S&P Dow Jones Indices LLC. All rights reserved.

2. Source: Morningstar. The changes in index prices shown for the S&P 500 do not include reinvestments of income and distributions, which are included in their total returns, which were: S&P 500 -1.72% (index total return resulting in a decline from 5,763.42 to 5,664.46).

3. Sources: Morningstar and Bloomberg Barclays Indices. For the Bloomberg Index, only total return as shown is available, not price change without the inclusion of reinvested income and distributions.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Custodian Funds

This letter reflects our analysis and opinions as of March 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Economic and Market Overview

The U.S. economy grew during the six-month period. The

economy expanded at a faster rate in 2019’s first quarter after moderating in the previous two quarters. Growth in consumer

spending, business investment, exports, government spending

and inventory investment was partly offset by a decrease in

housing investment. The manufacturing and services sectors

expanded during the period. The unemployment rate increased

from 3.7% in September 2018 to 3.8% at period-end. The

annual inflation rate, as measured by the Consumer Price

Index, decreased from 2.3% in September to 1.9% at

period-end.1

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% once during the period, to

2.25%–2.50%, and continued reducing its balance sheet as part of its plan to normalize monetary policy. At its March 2019

meeting, the Fed held its target range for the federal funds rate unchanged and signaled no rate hikes in 2019. The Fed also

lowered its forecasts for economic growth in 2019 and 2020.

Furthermore, the Fed mentioned it would end its balance sheet normalization by the end of September 2019.

U.S. equity markets overall declined during the period amid

concerns about the Fed’s interest-rate path, U.S. political

uncertainties, U.S. trade disputes with China and other trading partners, and their impact on global growth and corporate

earnings. These concerns were partially alleviated by certain upbeat economic data, encouraging U.S. corporate earnings, as well as easing trade tensions and optimism about a potential

U.S.-China trade deal. Markets also benefited from the results of the Fed’s indications of a patient approach to its monetary policy decisions. After reaching a new all-time high in

September 2018, the broad U.S. stock market, as measured by

the Standard & Poor’s® 500 Index (S&P 500®), sold off sharply during 2018’s fourth quarter but rallied in 2019’s first quarter.

Overall, the S&P 500 posted a -1.72% total return for the

six-month period.2

1. Source: U.S. Bureau of Labor Statistics.

2. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

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Franklin DynaTech Fund

This semiannual report for Franklin DynaTech Fund covers the period ended March 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing primarily in equity securities of companies that emphasize innovation and new technologies, have superior management and that benefit from new industry conditions in the dynamically changing global economy.

Performance Overview

The Fund’s Class A shares posted a +0.93% cumulative total return for the six months under review. In comparison, the Russell 1000® Growth Index, which measures performance of the largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values, posted a total return of -2.34%.1 Also for comparison, the broad U.S. stock market as measured by the Standard & Poor’s 500 Index (S&P 500®), posted a -1.72% return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on

Portfolio Composition

Based on Total Net Assets as of 3/31/19

capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

We may invest in companies in any economic sector or of any market capitalization and may invest in companies both inside and outside of the U.S. Although we search for investments across a large number of sectors, we expect to have significant

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 39.

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positions in particular sectors including, for example, technology and health care.

Manager’s Discussion

During the reporting period, the investment sectors that most notably contributed to performance were information technology (IT) and real estate.2 Within IT, programmable logic solutions provider Xilinx delivered strong fiscal third-quarter 2019 earnings that exceeded market expectations. The company reported growth in all end-market segments, and management noted strength in pre-production and early production of 4.5G/5G wireless base stations. The company also benefited from a competitor’s manufacturing struggles, enabling it to continue gaining market share.

ServiceNow, a provider of proprietary cloud-based platforms and applications that help automate enterprise IT operations (such as digital workflow and business processes), benefited results as the company continued to gather momentum. The firm delivered an impressive quarterly earnings report in January 2019, exceeding market expectations helped in part by a lower-than-expected tax rate. A majority of ServiceNow customers are Fortune 500 companies and platform adoption appears strong as the company continued to expand its customer base during the first quarter 2019. Software company MongoDB, which operates as a general-purpose database platform worldwide, generated better-than-expected fiscal third- and fourth-quarter 2019 earnings, driven by strength in its cloud database Atlas “as-a-service” offering and sustained growth in more traditional software subscription model. The company also announced a new licensing model aimed at keeping cloud providers from taking MongoDB’s software and running it as a service without paying the company.

Within the real estate sector, wireless communications operator American Tower was a major contributor to Fund’s results. Wireless communications infrastructure company SBA Communications also contributed.

Other contributors included online commerce company MercadoLibre and precision oncology company Guardant Health.

In contrast, the communication services, consumer discretionary and health care sectors detracted from the Fund’s performance.3 Within communication services, Activision Blizzard’s shares, which reached an all-time high in October, declined after disappointment that the company did not announce Diabolo 4’s launch at its annual gaming convention and due to the negative response to its Diabolo mobile expansion. However, the company has a good portfolio of wholly owned intellectual properties, plans to release promising new products in 2019 and could benefit from the shift to digital entertainment, extension to mobile and expanding player base (no longer held at period-end).

Top 10 Holdings

3/31/19

Company Sector/Industry	% of Total Net Assets
Amazon.com Inc. Internet & Direct Marketing Retail	6.3%
Alphabet Inc. Interactive Media & Services	4.1%
Microsoft Corp. Software	3.9%
Mastercard Inc. IT Services	3.1%
Visa Inc. IT Services	2.5%
ServiceNow Inc. Software	2.2%
Salesforce.com Inc. Software	2.1%
Adobe Inc. Software	1.8%
Xilinx Inc. Semiconductors & Semiconductor Equipment	1.7%
Workday Inc. Software	1.5%

The consumer discretionary sector also detracted from the Fund’s performance. Online marketplace Amazon.com delivered a mixed third quarter with growing revenue that exceeded company guidance but was lower than investors expected, due to slower international retail revenue growth and weak results from acquired businesses. Amazon’s fourth quarter revenue and earnings exceeded all expectations, but guidance indicating slower first-quarter revenue growth

2. The information technology sector comprises IT services, semiconductors and semiconductor equipment and software in the SOI. The real estate sector comprises equity real estate investment trusts (REITS) in the SOI.

3. The communication services sector comprises entertainment, interactive media and services and media in the SOI. The consumer discretionary sector comprises automobiles; diversified consumer services; internet and direct marketing retail; and textiles, apparel and luxury goods in the SOI. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, health care technology, life sciences tools and services, and pharmaceuticals in the SOI. See www.franklintempletondatasources.com for additional data provider information.

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hindered the stock. Online and mobile platform company Grubhub also detracted (no longer held at period-end).

Within the health care sector, research, development and medical device company ABIOMED also detracted from Fund results.

Individual holdings that detracted from the Fund’s performance included semiconductor company NVIDIA after it lowered its fiscal fourth-quarter 2019 revenue guideline due to a decline in gaming revenues, the launch delay of the Turing next-generation graphic cards and a decline in the company’s datacenter segment due to hyperscale capital expenditure deceleration. Software and equipment company Apple and payment and point-of-sale solutions provider Square also detracted.

Thank you for your continued participation in Franklin Dynatech Fund. We look forward to serving your future investment needs.

Matthew J. Moberg, CPA

Rupert H. Johnson, Jr.

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN DYNATECH FUND

Performance Summary as of March 31, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4

6-Month	+0.93%	-4.61%

1-Year	+17.18%	+10.73%

5-Year	+108.03%	+14.48%

10-Year	+464.32%	+18.22%

Advisor

6-Month	+1.06%	+1.06%

1-Year	+17.47%	+17.47%

5-Year	+110.65%	+16.07%

10-Year	+478.59%	+19.19%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN DYNATECH FUND

PERFORMANCE SUMMARY

Distributions (10/1/18–3/31/19)

Share Class	Long-Term Capital Gain

A	$1.9118

C	$1.9118

R	$1.9118

R6	$1.9118

Advisor	$1.9118

Total Annual Operating Expenses5

Share Class	With Fee Waiver	Without Fee Waiver

A	0.87%	0.87%

Advisor	0.62%	0.62%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Stocks historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the short term. Investments in fast-growing industries, like the technology and health care sectors (which have historically been volatile) could result in increased price fluctuation, especially over the short term, due to the rapid pace of product change and development and changes in government regulation of companies emphasizing scientific or technological advancement or regulatory approval for new drugs and medical instruments. The Fund may also invest in small- and mid-capitalization companies, which can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 1/31/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN DYNATECH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period 10/1/18–3/31/19[1,2]	Ending Account Value 3/31/19	Expenses Paid During Period 10/1/18–3/31/19[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,009.30	$4.16	$1,020.79	$4.18	0.83%

C	$1,000	$1,005.30	$7.90	$1,017.05	$7.95	1.58%

R	$1,000	$1,008.10	$5.41	$1,019.55	$5.44	1.08%

R6	$1,000	$1,011.20	$2.46	$1,022.49	$2.47	0.49%

Advisor	$1,000	$1,010.60	$2.91	$1,022.04	$2.92	0.58%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Growth Fund

This semiannual report for Franklin Growth Fund covers the period ended March 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing substantially in equity securities of companies that are leaders in their industries.

Performance Overview

The Fund’s Class A shares posted a -2.23% cumulative total return for the six months under review. In comparison, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, posted a -1.72% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 13.

Performance data represent past performance, which does not guarantee future results. Investment return will fluctuate. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Portfolio Composition

Based on Total Net Assets as of 3/31/19

Manager’s Discussion

Franklin Growth Fund owned shares of 131 companies at period-end. We continue to invest in a broad array of companies of all sizes and in varied industries.

During the period under review, the real estate, utilities and information technology (IT) sectors notably contributed to

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 49.

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Top 10 Holdings

3/31/19

Company Sector/Industry	% of Total Net Assets

Apple Inc. Technology Hardware & Equipment	4.9%

Amazon.com Inc. Retailing	3.9%

The Boeing Co. Capital Goods	2.7%

Microsoft Corp. Software & Services	2.5%

Alphabet Inc. Media & Entertainment	2.4%

Union Pacific Corp. Transportation	2.1%

Mastercard Inc. Software & Services	2.1%

Mettler-Toledo International Inc. Pharmaceuticals, Biotechnology & Life Sciences	1.9%

Northrop Grumman Corp. Capital Goods	1.9%

Intuit Inc. Software & Services	1.7%

performance.2 In real estate, American Tower benefited from better-than-expected growth from its U.S. business, with organic tenant billings growth continuing to accelerate in the fourth quarter of 2018. The U.S. tower business has continued to benefit from industry-wide tailwinds, such as the substantial investment by national wireless operators in their networks to support significant annual growth rates in domestic mobile data usage. The demand profile is also supported by the early stages of deployment of spectrum assets for 5G technology. Outside the U.S., American Tower has also seen an acceleration in its growth trajectory, notably in Brazil, Mexico and South Africa.

Within the utilities sector, electric power and energy infrastructure company NextEra boosted Fund results. In the IT sector, ServiceNow, a provider of proprietary cloud-based platforms and applications that help automate enterprise IT operations (such as digital workflow and business processes), continued to gather momentum. The firm delivered an impressive quarterly earnings report in January 2019, exceeding market expectations helped in part by a lower-than-expected tax rate. A majority of ServiceNow customers are Fortune 500 companies and platform adoption appears strong as the company continued to expand its customer base during the first quarter of 2019. Other contributors in the sector included business and financial software company Intuit.

Individual contributors included Mettler-Toledo International, a manufacturer of precision instruments and services for use in laboratories, which reported a solid fourth-quarter 2018 earnings results, as productivity and profit margins overcame the negative effects of tariffs and unfavorable currency exchange rates. Mettler has been a dominant industry player due to its product breadth, service offerings and competitive leadership. With improvements to operations through a new enterprise resource planning program and a continuous improvement program, we believe it is better positioned to potentially improve market share, profit margin, and revenue and operating income growth. Analytical, manufacturing and laboratory company Waters also contributed to Fund results.

In contrast, the consumer discretionary, industrials and health care sectors detracted from Fund performance.3 Within consumer discretionary, online marketplace Amazon.com delivered a mixed third quarter with growing revenue that exceeded company guidance but was lower than investors expected, due to slower international retail revenue growth and weak results from acquired businesses. Amazon’s fourth-quarter revenue and earnings exceeded all expectations, but guidance indicating slower first-quarter revenue growth hindered the stock.

In industrials, global security company Northrup Grumman also detracted due to investor concerns about geopolitical tensions and possible U.S. defense spending cuts. In addition, Textron, an aircraft manufacturer and aviation systems and products company, also detracted from Fund results (no longer held at period-end).

Within the health care sector, biotechnology company Biogen hindered performance.

Other detractors included software and equipment company Apple, which reported first-quarter 2019 revenue that was in line with market expectations but lower than the prior-year

2. The real estate sector comprises real estate in the SOI. The utilities sector comprises utilities in the SOI. The IT sector comprises software and services, semiconductors and semiconductor equipment, and technology hardware and equipment in the SOI.

3. The consumer discretionary sector comprises automobile and components, consumer durables and apparel, media and entertainment, and retailing in the SOI. The industrials sector comprises capital goods, commercial and professional services, and transportation in the SOI. The health care sector comprises health care equipment and services and pharmaceuticals, biotechnology and life sciences in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN GROWTH FUND

period as a result of lower iPhone sales. The company continued to expand its services offerings, notably with the announcement of the Apple TV+ launch in the fall of 2019. Another detractor was DXC Technology, an IT services and solutions provider.

Thank you for your continued participation in Franklin Growth Fund. We look forward to serving your future investment needs.

Serena Perin Vinton, CFA

John Anderson
Robert Rendler, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of March 31, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
6-Month	-2.23%	-7.60%

1-Year	+9.24%	+3.24%

5-Year	+75.17%	+10.61%

10-Year	+348.27%	+15.53%

Advisor
6-Month	-2.11%	-2.11%

1-Year	+9.52%	+9.52%

5-Year	+77.36%	+12.14%

10-Year	+359.58%	+16.48%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 14 for Performance Summary footnotes.

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FRANKLIN GROWTH FUND

PERFORMANCE SUMMARY

Distributions (10/1/18–3/31/19)

Share Class	Net Investment Income	Long-Term Capital Gain	Total

A	$0.4377	$1.0435	$1.4812

C	$ —	$1.0435	$1.0435

R	$0.1413	$1.0435	$1.1848

R6	$0.7873	$1.0435	$1.8308

Advisor	$0.6908	$1.0435	$1.7343

Total Annual Operating Expenses5

Share Class	With Fee Waiver	Without Fee Waiver

A	0.84%	0.84%

Advisor	0.59%	0.59%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Historically, the Fund has focused on larger companies. The Fund may also invest in small, relatively new and/or unseasoned companies, which involves additional risks, as the price of these securities can be volatile, particularly over the short term. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. In addition,the Fund may invest up to 40% of its net assets in stocks of foreign companies, which involve special risks, including currency fluctuations and economic as well as political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 1/31/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period 10/1/18–3/31/19[1,2]	Ending Account Value 3/31/19	Expenses Paid During Period 10/1/18–3/31/19[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$977.70	$4.04	$1,020.84	$4.13	0.82%
C	$1,000	$974.20	$7.73	$1,017.10	$7.90	1.57%
R	$1,000	$976.60	$5.27	$1,019.60	$5.39	1.07%
R6	$1,000	$979.40	$2.37	$1,022.54	$2.42	0.48%
Advisor	$1,000	$978.90	$2.81	$1,022.09	$2.87	0.57%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Income Fund

This semiannual report for Franklin Income Fund covers the period ended March 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize income, while maintaining prospects for capital appreciation by investing, under normal market conditions, in a diversified portfolio of debt and equity securities.

Performance Overview

The Fund’s Class A shares posted a cumulative total return of +2.20% for the six months under review. In comparison, the Fund’s equity benchmark, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, posted a -1.72% total return.1 The Fund’s new secondary benchmark, the blended 50% MSCI USD High Dividend Yield Index + 25% Bloomberg Barclays High Yield Very Liquid Index + 25% Bloomberg Barclays U.S. Aggregate Index (Blended Benchmark Index), which is a combination of leading stock and bond indexes that better reflect the asset allocation of the Fund’s portfolio, posted a +2.79% total return.1 The Fund’s prior fixed income benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks the U.S. investment-grade, taxable bond market, posted a +4.63% total return.1 The Fund’s peers, as measured by the Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average, which consists of funds chosen by Lipper that, by practice, maintain a mix of 40% to 60% equity securities, with the remainder in bonds and cash, posted a -0.03% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 19.

Performance data represent past performance, which does not guarantee future results. Investment return will fluctuate. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Dividend Distributions*

10/1/18–3/31/19

	Dividend per Share (cents)
Month	Class A	Class A1	Class C	Class R	Class R6	Advisor Class
October	0.98	1.00	0.90	0.93	1.03	1.02
November	0.98	1.00	0.90	0.93	1.03	1.02
December	0.98	1.00	0.90	0.93	1.03	1.02
January	0.98	1.00	0.90	0.93	1.03	1.02
February	0.98	1.00	0.90	0.93	1.03	1.02
March	0.98	1.00	0.90	0.93	1.03	1.02
Total	5.88	6.00	5.40	5.58	6.18	6.12

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Investment Strategy

Through our independent analysis of debt, convertible and equity securities, we search for undervalued or out-of-favor securities we believe offer opportunities for income today and significant growth tomorrow. We consider such factors as a company’s experience and managerial strength; cash flow potential and profitability; competitive positioning and advantages; responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; changing financial condition and market recognition of the change; and a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings.

Manager’s Discussion

During the period under review, our equity weighting decreased from 50.0% to 46.4%, and our fixed income weighting increased from 47.9% to 49.8%. The Fund’s cash position increased from 2.1% to 3.8% of total net assets.

The Fund continued to incrementally reduce portfolio risk, while taking advantage of idiosyncratic opportunities where the markets appeared to have overreacted to the downside. Higher long-term rates afforded us the ability to improve the credit quality within fixed income through a higher weighting in both

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company. For the six month period ended 3/31/19, this category consisted of 598 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 59.

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FRANKLIN INCOME FUND

U.S. government bonds and investment-grade debt, while not giving up much with regard to yield.

Within equities, our holdings in the utilities sector were the strongest driver of returns, while holdings in information technology and communication services also helped. Utilities benefited from a pickup in earnings growth and a decline in benchmark Treasury yields, given their perceived defensive nature by investors. Within the utilities sector, the top contributor to performance was The Southern Company, a holding company with segments in electricity, power and gas, as uncertainties around delays in construction of its Vogtle nuclear power plant subsided, while core operations in several business units performed well. Our utility holdings in Dominion and Sempra also performed well.

Shares of semiconductor manufacturer, Intel performed well amid a broader rally in semiconductors as its capital allocation continued to favor shareholders through share repurchases and an increase in its dividend, while also maintaining financial flexibility during the appointment of a new chief executive officer. Other major contributors included mining company Rio Tinto and pharmaceutical company Merck. Rio Tinto benefited from sharply rising iron ore prices, assets sales, and a strong balance sheet, while also distributing a couple meaningful dividends to its shareholder base at the end of the period. Merck performed well due to continued solid operating results over the last several quarters, benefiting from its leading drug, Keytruda, which continued to gain more approvals for various stages of therapy. The company also continued to execute well on their key categories of oncology and vaccines.

Within equities, the energy, materials, and financials sectors detracted from performance. Large conglomerates BASF and DowDuPont within the materials sector underperformed during the period as spread compression in their commodity chemical segments and continued weak China auto production affected the broader industry. Our holdings within the financials sector, particularly large banks, were negatively impacted by investors’ view that their profit margins could be affected by higher deposit costs and mortgage rates for the consumer. Wells Fargo was hurt by its declining loan portfolio amid legal and regulatory scrutiny.

During the period, the Fund’s fixed income positioning displayed our continued preference for the short-end of the yield curve, while our overall weighting increased due to our view that the fundamental backdrop for corporate credit remained supportive. Performance was relatively good across fixed income sectors, with energy the only detractor. Our

Portfolio Composition

3/31/19

% of Total Net Assets
Equity*	46.4%
Financials	7.7%
Information Technology	7.0%
Utilities	6.1%
Energy	6.0%
Consumer Discretionary	4.4%
Health Care	4.2%
Materials	3.7%
Communication Services	2.9%
Consumer Staples	2.1%
Industrials	1.8%
Real Estate	0.5%
Fixed Income**	49.8%
Financials	14.3%
Health Care	13.2%
Energy	7.4%
Communication Services	6.0%
Consumer Discretionary	2.9%
Utilities	1.6%
Materials	1.4%
Industrials	1.0%
Consumer Staples	1.0%
Information Technology	0.5%
Real Estate	0.5%
Short-Term Investments & Other Net Assets	3.8%

*Includes convertible bonds.

**Includes senior floating rate interests and index-linked notes.

holdings in the health care sector led returns, while holdings in communication services and utilities also helped.

Health care led returns helped by some of our larger positions in hospitals and pharmaceuticals. Our exposure to shorter-duration U.S. Treasuries meaningfully outperformed as U.S. rates across the curve declined significantly, fueled first by risk aversion and followed by a shift in monetary policy during the period, as the 10-year yield declined. Our exposure to higher quality investment-grade debt also performed well due to the strong performance of U.S. government debt, helping to mitigate some of the volatility within corporate credit in the first half of the period.

Our exposure to Community Health Systems performed well as its near-term unsecured debt maturing in 2022 rallied during the period, amidst a number of successful corporate initiatives

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FRANKLIN INCOME FUND

Top Five Equity Holdings*

3/31/19

Company Sector/Industry	% of Total Net Assets
Wells Fargo & Co. Financials	1.9%
The Southern Co. Utilities	1.7%
Dominion Energy Inc. Utilities	1.5%
Sempra Energy Utilities	1.5%
Bank of America Corp. Financials	1.2%

*Includes convertible bonds.

such as the sale of non-core assets and accessing the capital markets to refinance secured debt. Large holdings such as Bausch and Tenet also performed well from solid operating results and earnings guidance.

In fixed income, our holdings within energy underperformed as U.S. crude oil spot prices meaningfully declined during the first half of the period (although oil prices began to recover much of their declines within the second half). However, our exposure in Chesapeake Energy helped to offset some of the declines as our bonds benefited from solid operating results, a successful debt exchange, and upgrades from the rating agencies.

Thank you for your continued participation in Franklin Income Fund. We look forward to serving your future investment needs.

Edward Perks, CFA Lead Portfolio Manager

Matthew Quinlan Richard S. Hsu, CFA Todd Brighton, CFA Brendan Circle, CFA

Portfolio Management Team

Top Five Fixed Income Holdings*

3/31/19

Company Sector/Industry	% of Total Net Assets
U.S. Treasury Note Financials	8.5%
CHS/Community Health Systems Inc. Health Care	4.3%
Tenet Healthcare Corp. Health Care	3.0%
Chesapeake Energy Corp. Energy	2.8%
Weatherford International Ltd. Energy	1.6%

*Includes senior floating rate interests and index-linked notes.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN INCOME FUND

Performance Summary as of March 31, 2019

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4,5

6-Month	+2.20%	-1.63%

1-Year	+6.27%	+2.29%

5-Year	+20.22%	+2.96%

10-Year	+168.13%	+9.94%

Advisor

6-Month	+2.78%	+2.78%

1-Year	+6.97%	+6.97%

5-Year	+21.83%	+4.03%

10-Year	+174.03%	+10.61%

	Distribution	30-Day Standardized Yield[7]
Share Class	Rate[6]	(with fee waiver)	(without fee waiver)

A	4.90%	4.00%	4.00%

Advisor	5.32%	4.42%	4.40%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 21 for Performance Summary footnotes.

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FRANKLIN INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	3/31/19	9/30/18	Change

A (FKIQX)	$2.31	$2.32	-$0.01

A1 (FKINX)	$2.32	$2.32	$0.00

C (FCISX)	$2.35	$2.35	$0.00

R (FISRX)	$2.28	$2.28	$0.00

R6 (FNCFX)	$2.30	$2.30	$0.00

Advisor (FRIAX)	$2.30	$2.30	$0.00

Distributions (10/1/18–3/31/19)

Share Class	Net Investment Income

A	$0.0588

A1	$0.0600

C	$0.0540

R	$0.0558

R6	$0.0618

Advisor	$0.0612

Total Annual Operating Expenses8

Share Class	With Fee Waiver	Without Fee Waiver

A	0.72%	0.72%

Advisor	0.47%	0.47%

See page 21 for Performance Summary footnotes.

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FRANKLIN INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund’s portfolio includes a substantial portion of higher yielding, lower rated corporate bonds because of the relatively higher yields they offer. Floating-rate loans are lower rated, higher yielding instruments, which are subject to increased risk of default and can potentially result in loss of principal. These securities carry a greater degree of credit risk relative to investment-grade securities. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 1/31/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

5. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 3.75%.

6. Distribution rate is based on an annualization of the respective class’s March dividend and the maximum offering price (NAV for Advisor Class) per share on 3/31/19.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period 10/1/18–3/31/19[1,2]	Ending Account Value 3/31/19	Expenses Paid During Period 10/1/18–3/31/19[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,022.00	$3.63	$1,021.34	$3.63	0.72%
A1	$1,000	$1,027.00	$3.13	$1,021.84	$3.13	0.62%
C	$1,000	$1,023.90	$5.65	$1,019.35	$5.64	1.12%
R	$1,000	$1,025.50	$4.90	$1,020.09	$4.89	0.97%
R6	$1,000	$1,028.00	$1.97	$1,022.99	$1.97	0.39%
Advisor	$1,000	$1,027.80	$2.38	$1,022.59	$2.37	0.47%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin U.S. Government Securities Fund

This semiannual report for Franklin U.S. Government Securities Fund covers the period ended March 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks income by investing at least 80% of its net assets in U.S. government securities. The Fund presently invests substantially all of its assets in Government National Mortgage Association obligations (Ginnie Maes).

Since 1983, the Fund has invested substantially in Ginnie Mae securities, which carry a guarantee backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal.1 Issued by the Government National Mortgage Association (GNMA), Ginnie Maes have been among the highest yielding U.S. government obligations available.

Portfolio Composition

Based on Total Net Assets as of 3/31/19

GNMA	93.4%
U.S. Government and Agency Securities	1.7%
Short-Term Investments & Other Net Assets	4.9%

Performance Overview

The Fund’s Class A shares posted a +3.28% cumulative total return for the six months under review. In comparison, the Bloomberg Barclays U.S. Government Intermediate Index, the intermediate component of the Bloomberg Barclays U.S. Government Index, posted a +3.84% total return.2 The Fund’s peers, as measured by the Lipper GNMA Funds Classification Average, which consists of funds chosen by Lipper that invest primarily in GNMAs, posted a +3.52% total return for the same period.3 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 25.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We currently invest the Fund’s assets substantially in GNMA obligations. We analyze securities using proprietary models to help us identify attractive investment opportunities.

Dividend Distributions*

10/1/18–3/31/19

	Dividend per Share (cents)
	Class	Class	Class	Class	Class	Advisor
Month	A	A1	C	R	R6	Class
October	1.62	1.54	1.25	1.37	1.67	1.62
November	1.49	1.54	1.31	1.38	1.68	1.62
December	1.50	1.53	1.28	1.36	1.66	1.60
January	1.50	1.54	1.29	1.37	1.68	1.62
February	1.51	1.55	1.32	1.39	1.68	1.61
March	1.43	1.47	1.22	1.30	1.61	1.55
Total	9.05	9.17	7.67	8.17	9.98	9.62

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Manager’s Discussion

During the period, GNMA mortgage backed securities (MBS) produced positive total returns, but underperformed Treasuries.

MBS conditions remain supportive and the prepayment outlook fairly benign. With this backdrop, despite tight overall valuations, we are constructive on MBS fundamentals. The continued wind down of the Federal Reserve’s (Fed’s) System Open Market Account stands to be a key influence on the market as we move into the later part of the year. Despite relatively constant net supply, the Fed’s balance sheet runoff and an investor base that is mainly even-weighted could pressure the sector.

Within the agency mortgage pass-through sector, GNMAs underperformed their Freddie Mac and Fannie Mae counterparts. On an excess return basis, GNMA II and GNMA I 3.0% coupons were the best performers, while GNMA II 5.0% and GNMA I 4.5% coupons generally lagged.

1. Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to the timely payment of principal and interest. The Fund’s yield and share price are not guaranteed and will vary with market conditions.

2. Source: Morningstar.

3. Source: Lipper, a Thomson Reuters Company. For the six-month period ended 3/31/19, there were 52 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 80.

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FRANKLIN U .S. GOVERNMENT SECURITIES FUND

The Fund maintains a conservative, disciplined investment strategy and invests primarily in GNMA mortgage pass-throughs, which remain the only MBS that are backed by the full faith and credit of the U.S. government—the same guarantee applicable to U.S. Treasuries.1 We believe our collateral-intensive research approach can allow us to uncover dislocations across the GNMA markets and associated misvaluation of prepayment risk. We continue to focus on specified pools where we believe our experience and continual investment in new technologies help us uncover these discrepancies.

During the period, we were more weighted toward GNMA IIs (pools of mortgages from multiple issuers) than GNMA Is (pools of mortgages from single issuers). Over the period, we added to GNMA II 3.0% and 4.0% coupons, while reducing exposure to 3.5% and 4.5% coupons. Our heaviest allocation was in 3.5% and 4.0% coupons at period-end. The Fund’s position in 4.0% and 5.0% coupon GNMA securities benefited performance, while our allocation to 3.5%, 4.5% and 3.0% coupon GNMAs detracted from performance.

Thank you for your continued participation in Franklin U.S. Government Securities Fund. We welcome your comments and questions and look forward to serving your investment needs in the years ahead.

Roger A. Bayston, CFA

Paul Varunok

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND

Performance Summary as of March 31, 2019

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4,5
6-Month	+3.28%	-0.59%

1-Year	+3.34%	-0.54%

5-Year	+7.69%	+0.72%

10-Year	+26.67%	+2.00%

Advisor
6-Month	+3.55%	+3.55%

1-Year	+3.49%	+3.49%

5-Year	+8.50%	+1.65%

10-Year	+28.75%	+2.56%

	Distribution Rate[6]	30-Day Standardized Yield[7]
Share Class		(with fee waiver)	(without fee waiver)

A	2.77%	2.38%	2.37%

Advisor	3.11%	2.73%	2.72%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 26 for Performance Summary footnotes.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND

PERFORMANCE SUMMARY

Distributions (10/1/18–3/31/19)

Share Class	Net Investment Income

A	$0.0905

A1	$0.0917

C	$0.0767

R	$0.0817

R6	$0.0998

Advisor	$0.0962

Total Annual Operating Expenses8

Share Class	With Fee Waiver	Without Fee Waiver
A	0.87%	0.87%
Advisor	0.62%	0.62%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements and mortgage prepayments. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 1/31/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available.

Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

5. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 3.75%.

6. Distribution rate is based on an annualization of the respective class’s March dividend and the maximum offering price (NAV for Advisor Class) per share on 3/31/19.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period 10/1/18–3/31/19[1,2]	Ending Account Value 3/31/19	Expenses Paid During Period 10/1/18–3/31/19[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,032.80	$4.41	$1,020.59	$4.38	0.87%
A1	$1,000	$1,034.80	$3.91	$1,021.09	$3.88	0.77%
C	$1,000	$1,032.40	$6.44	$1,018.60	$6.39	1.27%
R	$1,000	$1,033.00	$5.63	$1,019.40	$5.59	1.11%
R6	$1,000	$1,036.10	$2.54	$1,022.44	$2.52	0.50%
Advisor	$1,000	$1,035.50	$3.15	$1,021.84	$3.13	0.62%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Semiannual Report	27

Franklin Utilities Fund

This semiannual report for Franklin Utilities Fund covers the period ended March 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks both capital appreciation and current income by investing at least 80% of its net assets in the securities of public utility companies. These are companies that provide electricity, natural gas, water, and communications services to the public and companies that provide services to public utilities companies. The Fund concentrates (invests more than 25% of its total assets) in companies operating in the utilities industry. The Fund invests primarily in equity securities, which consist mainly of common stocks.

Performance Overview

The Fund’s Class A shares posted a +13.47% cumulative total return for the six months under review. In comparison, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, posted a -1.72% total return, and the S&P 500 Utilities Index, which measures the performance of all utilities stocks in the S&P 500, posted a +12.35% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 30.

Performance data represent past performance, which does not guarantee future results. Investment return will fluctuate. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We search for the best return opportunities available in the global utilities arena with a specific focus on the U.S. electricity and gas sector. Generally, we seek to invest in companies producing a high percentage of earnings from their regulated operations.

Manager’s Discussion

During the six months under review, overall the utilities and energy sectors contributed to the Fund’s performance.2 Notable contributors with utilities include NextEra Energy, American

Portfolio Composition

Based on Total Net Assets as of 3/31/19

Electric Power and Exelon. A clean energy company with interests in generating and distributing electricity, NextEra Energy delivered strong quarterly earnings, driven by solid contribution from both Florida Power Light Company and NextEra Energy Resources segments. NextEra Energy also raised its earnings guidance due to U.S. tax reform. American Electric Power, a public utility, has a strong balance sheet and stable, sustainable growth trajectory. The company ended 2018 with strong growth from U.S. tax reform and a more robust job market tempered later by tariffs and a stronger dollar. The company reaffirmed its prior earnings guidance in line with expectations. Shares of Exelon, a utility services holding company, enjoyed substantial rallies that outpaced most of its industry peers. Exelon’s share price was also helped by strong cash flow support from merchant operations, higher-than-expected 2018 earnings guidance, healthy earnings growth and increased annual dividend growth that reflected better cash flow due to U.S. tax reform.

Within the energy sector, Kinder Morgan, an energy infrastructure company, also contributed to the Fund’s performance.

In contrast, key individual detractors included utility companies PG&E and Edison International. Shares of utility company PG&E were heavily impacted by the 2017–2018 Northern

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. The utilities sector comprises electric utilities, gas utilities, multi-utilities and water utilities in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 89.

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FRANKLIN UTILITIES FUND

California fires. Although the company was absolved of responsibility for the 2017 Tubbs fire, it continues to face potential liabilities and years of litigation. As a result, the company filed for bankruptcy in January 2019. Electric utility company Edison International reported lower-than-expected fourth-quarter 2018 earnings due to increased operating costs as a result of the Southern California wildfires.

Top 10 Holdings

3/31/19

Company Sector/Industry	% of Total Net Assets
NextEra Energy Inc. Electric Utilities	8.5%
Dominion Energy Inc. Multi-Utilities	5.3%
Exelon Corp. Electric Utilities	5.3%
American Electric Power Co. Inc. Electric Utilities	5.1%
CMS Energy Corp. Multi-Utilities	4.5%
Sempra Energy Multi-Utilities	4.4%
Duke Energy Corp. Electric Utilities	4.4%
Xcel Energy Inc. Electric Utilities	4.0%
Evergy Inc. Electric Utilities	3.9%
Entergy Corp. Electric Utilities	3.2%

Thank you for your continued participation in Franklin Utilities Fund. We look forward to serving your future investment needs.

John C. Kohli, CFA

J. Blair Schmicker, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Semiannual Report	29

FRANKLIN UTILITIES FUND

Performance Summary as of March 31, 2019

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4,5

6-Month	+13.47%	+9.22%

1-Year	+20.18%	+15.67%

5-Year	+60.50%	+9.09%

10-Year	+240.48%	+12.60%

Advisor

6-Month	+13.61%	+13.61%

1-Year	+20.49%	+20.49%

5-Year	+61.88%	+10.11%

10-Year	+245.94%	+13.21%

	Distribution	30-Day Standardized Yield[7]
Share Class	Rate[6]	(with fee waiver)	(without fee waiver)

A	2.19%	2.49%	2.49%

Advisor	2.49%	2.86%	2.86%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 32 for Performance Summary footnotes.

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FRANKLIN UTILITIES FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	3/31/19	9/30/18	Change

A (FKUQX)	$20.28	$18.66	+$1.62

A1 (FKUTX)	$20.28	$18.66	+$1.62

C (FRUSX)	$20.17	$18.57	+$1.60

R (FRURX)	$20.20	$18.59	+$1.61

R6 (FUFRX)	$20.44	$18.81	+$1.63

Advisor (FRUAX)	$20.45	$18.81	+$1.64

Distributions (10/1/18–3/31/19)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total

A	$0.2647	$0.0112	$0.5657	$0.8416

A1	$0.2743	$0.0112	$0.5657	$0.8512

C	$0.2270	$0.0112	$0.5657	$0.8039

R	$0.2411	$0.0112	$0.5657	$0.8180

R6	$0.2971	$0.0112	$0.5657	$0.8740

Advisor	$0.2884	$0.0112	$0.5657	$0.8653

Total Annual Operating Expenses8

	With Fee	Without Fee
Share Class	Waiver	Waiver
A	0.84%	0.84%
Advisor	0.59%	0.59%

See page 32 for Performance Summary footnotes.

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FRANKLIN UTILITIES FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Investing in a fund concentrating in the utilities sector involves special risks, including increased susceptibility to adverse economic and regulatory developments affecting the sector. Stocks historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the short term. Securities issued by utility companies have been historically sensitive to interest rate changes. When interest rates fall, utility securities prices, and thus a utilities fund’s share price, tend to rise; when interest rates rise, their prices generally fall. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 1/31/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

5. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 3.75%.

6. Distribution rate is based on an annualization of the respective class’s current quarterly dividend and the maximum offering price (NAV for Advisor Class) per share on 3/31/19.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN UTILITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period 10/1/18–3/31/19[1,2]	Ending Account Value 3/31/19	Expenses Paid During Period 10/1/18–3/31/19[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,134.70	$4.42	$1,020.79	$4.18	0.83%
A1	$1,000	$1,135.30	$3.89	$1,021.29	$3.68	0.73%
C	$1,000	$1,132.10	$6.54	$1,018.80	$6.19	1.23%
R	$1,000	$1,133.30	$5.74	$1,019.55	$5.44	1.08%
R6	$1,000	$1,136.00	$2.66	$1,022.44	$2.52	0.50%
Advisor	$1,000	$1,136.10	$3.09	$1,022.04	$2.92	0.58%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN CUSTODIAN FUNDS

Financial Highlights

Franklin DynaTech Fund

	Six Months Ended March 31, 2019	Year Ended September 30,
	(unaudited)	2018	2017	2016	2015	2014
Class A

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$81.16	$63.10	$52.05	$46.04	$46.08	$42.13

Income from investment operations[a]:

Net investment income (loss)[b]	(0.08)	(0.23)	(0.18)	(0.14)	(0.21)	(0.18)

Net realized and unrealized gains (losses)	0.64	19.45	12.92	7.35	1.78	5.94

Total from investment operations	0.56	19.22	12.74	7.21	1.57	5.76

Less distributions from net realized gains	(1.91)	(1.16)	(1.69)	(1.20)	(1.61)	(1.81)

Net asset value, end of period	$79.81	$81.16	$63.10	$52.05	$46.04	$46.08

Total return[c]	0.93%	30.88%	25.67%	15.73%	3.40%	13.98%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.84%	0.86%	0.92%	0.91%	0.89%	0.89%

Expenses net of waiver and payments by affiliates	0.83% [e]	0.86% [e,f]	0.91% [e]	0.90%	0.89% [f]	0.89% [e,f]

Net investment income (loss)	(0.21)%	(0.32)%	(0.33)%	(0.30)%	(0.44)%	(0.41)%

Supplemental data

Net assets, end of period (000’s)	$4,039,753	$3,741,562	$2,498,393	$2,123,082	$1,857,570	$1,504,338

Portfolio turnover rate	9.62%	17.22%	19.85%	22.42%	31.02%	26.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

34	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)

	Six Months Ended March 31, 2019	Year Ended September 30,
	(unaudited)	2018	2017	2016	2015	2014
Class C

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$68.07	$53.49	$44.71	$40.00	$40.53	$37.53

Income from investment operations[a]:

Net investment income (loss)[b]	(0.29)	(0.65)	(0.50)	(0.43)	(0.50)	(0.46)

Net realized and unrealized gains (losses)	0.47	16.39	10.97	6.34	1.58	5.27

Total from investment operations	0.18	15.74	10.47	5.91	1.08	4.81

Less distributions from net realized gains	(1.91)	(1.16)	(1.69)	(1.20)	(1.61)	(1.81)

Net asset value, end of period	$66.34	$68.07	$53.49	$44.71	$40.00	$40.53

Total return[c]	0.53%	29.93%	24.72%	14.86%	2.63%	13.13%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.59%	1.61%	1.67%	1.66%	1.64%	1.64%

Expenses net of waiver and payments by affiliates	1.58% [e]	1.61% [e,f]	1.66% [e]	1.65%	1.64% [f]	1.64% [e,f]

Net investment income (loss)	(0.96)%	(1.07)%	(1.08)%	(1.05)%	(1.19)%	(1.16)%

Supplemental data

Net assets, end of period (000’s)	$549,154	$611,221	$374,502	$318,896	$270,961	$212,961

Portfolio turnover rate	9.62%	17.22%	19.85%	22.42%	31.02%	26.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	35

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)

	Six Months Ended March 31, 2019	Year Ended September 30,
	(unaudited)	2018	2017	2016	2015	2014
Class R

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$78.88	$61.51	$50.90	$45.16	$45.35	$41.58

Income from investment operations[a]:

Net investment income (loss)[b]	(0.16)	(0.40)	(0.31)	(0.26)	(0.32)	(0.29)

Net realized and unrealized gains (losses)	0.61	18.93	12.61	7.20	1.74	5.87

Total from investment operations	0.45	18.53	12.30	6.94	1.42	5.58

Less distributions from net realized gains	(1.91)	(1.16)	(1.69)	(1.20)	(1.61)	(1.81)

Net asset value, end of period	$77.42	$78.88	$61.51	$50.90	$45.16	$45.35

Total return[c]	0.81%	30.57%	25.36%	15.43%	3.11%	13.72%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.09%	1.11%	1.17%	1.16%	1.14%	1.14%

Expenses net of waiver and payments by affiliates	1.08% [e]	1.11% [e,f]	1.16% [e]	1.15%	1.14% [f]	1.14% [e,f]

Net investment income (loss)	(0.46)%	(0.57)%	(0.58)%	(0.55)%	(0.69)%	(0.66)%

Supplemental data

Net assets, end of period (000’s)	$107,741	$95,925	$47,860	$38,862	$43,001	$45,230

Portfolio turnover rate	9.62%	17.22%	19.85%	22.42%	31.02%	26.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

36	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)

	Six Months Ended March 31, 2019		Year Ended September 30,
	(unaudited)		2018		2017		2016	2015	2014
Class R6

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$84.31		$65.28		$53.56		$47.15	$46.97	$42.74

Income from investment operations[a]:

Net investment income (loss)[b]	0.05		0.04		0.06		0.06	(0.01)	(0.01)

Net realized and unrealized gains (losses)	0.70		20.15		13.35		7.55	1.80	6.05

Total from investment operations	0.75		20.19		13.41		7.61	1.79	6.04

Less distributions from net realized gains	(1.91)		(1.16)		(1.69)		(1.20)	(1.61)	(1.81)

Net asset value, end of period	$83.15		$84.31		$65.28		$53.56	$47.15	$46.97

Total return[c]	1.12%		31.38%		26.17%		16.21%	3.81%	14.45%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.50%		0.50%		0.49%		0.49%	0.48%	0.49%

Expenses net of waiver and payments by affiliates	0.49%	[e]	0.50%	[e,f]	0.48%	[e]	0.48%	0.48% [f]	0.49% [e,f]

Net investment income (loss)	0.13%		0.04%		0.10%		0.12%	(0.03)%	(0.01)%

Supplemental data

Net assets, end of period (000’s)	$1,990,361		$1,688,595		$457,846		$359,505	$362,627	$342,466

Portfolio turnover rate	9.62%		17.22%		19.85%		22.42%	31.02%	26.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	37

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)

	Six Months Ended March 31, 2019		Year Ended September 30,
	(unaudited)		2018	2017	2016	2015	2014
Advisor Class

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$83.56		$64.78	$53.25	$46.96	$46.87	$42.71

Income from investment operations[a]:

Net investment income (loss)[b]	0.01		(0.06)	(0.04)	(0.03)	(0.09)	(0.07)

Net realized and unrealized gains (losses)	0.68		20.00	13.26	7.52	1.79	6.04

Total from investment operations	0.69		19.94	13.22	7.49	1.70	5.97

Less distributions from net realized gains	(1.91)		(1.16)	(1.69)	(1.20)	(1.61)	(1.81)

Net asset value, end of period	$82.34		$83.56	$64.78	$53.25	$46.96	$46.87

Total return[c]	1.06%		31.21%	25.98%	16.02%	3.62%	14.29%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.59%		0.61%	0.67%	0.66%	0.64%	0.64%

Expenses net of waiver and payments by affiliates	0.58%	[e]	0.61% [e,f]	0.66% [e]	0.65%	0.64% [f]	0.64% [e,f]

Net investment income (loss)	0.04%		(0.07)%	(0.08)%	(0.05)%	(0.19)%	(0.16)%

Supplemental data

Net assets, end of period (000’s)	$847,583		$680,066	$712,762	$203,443	$176,090	$159,180

Portfolio turnover rate	9.62%		17.22%	19.85%	22.42%	31.02%	26.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

38	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, March 31, 2019 (unaudited)

Franklin DynaTech Fund

	Country	Shares	Value
Common Stocks 97.0%
Aerospace & Defense 3.8%
The Boeing Co.	United States	300,000	$114,426,000
Heico Corp.	United States	860,000	81,588,200
Raytheon Co.	United States	500,000	91,040,000
			287,054,200
Automobiles 0.0%†
[a] Tesla Inc.	United States	10,000	2,798,600
Biotechnology 1.9%
Amgen Inc.	United States	225,000	42,745,500
[a] Array BioPharma Inc.	United States	25,000	609,500
[a] Genomic Health Inc.	United States	400,000	28,020,000
[a] Homology Medicines Inc.	United States	110,000	3,050,300
[a] Invitae Corp.	United States	25,000	585,500
[a] Neurocrine Biosciences Inc.	United States	300,000	26,430,000
[a] Precision BioSciences Inc.	United States	553,700	9,938,915
[a] REGENXBIO Inc.	United States	25,000	1,432,750
[a] Sarepta Therapeutics Inc.	United States	250,000	29,797,500
[a] uniQure NV	Netherlands	60,000	3,579,000
[a] Veracyte Inc.	United States	25,000	625,500
			146,814,465
Capital Markets 3.1%
CME Group Inc.	United States	105,000	17,280,900
Intercontinental Exchange Inc.	United States	850,000	64,719,000
Moody’s Corp.	United States	325,000	58,854,250
MSCI Inc.	United States	450,000	89,478,000
			230,332,150
Diversified Consumer Services 0.5%
[a] Bright Horizons Family Solutions Inc.	United States	300,000	38,133,000
Electrical Equipment 0.1%
Nidec Corp.	Japan	50,000	6,328,115
Electronic Equipment, Instruments & Components 1.6%
Amphenol Corp., A	United States	800,000	75,552,000
Keyence Corp.	Japan	65,000	40,455,263
[a] Keysight Technologies Inc.	United States	60,000	5,232,000
			121,239,263
Entertainment 2.0%
[a] Electronic Arts Inc.	United States	500,000	50,815,000
[a] Netflix Inc.	United States	250,000	89,140,000
[a] Sea Ltd., ADR	Thailand	60,000	1,411,200
[a] Tencent Music Entertainment Group, ADR	China	325,000	5,882,500
			147,248,700
Equity Real Estate Investment Trusts (REITs) 3.2%
American Tower Corp.	United States	500,000	98,530,000
Equinix Inc.	United States	100,000	45,316,000
[a] SBA Communications Corp., A	United States	500,000	99,830,000
			243,676,000

franklintempleton.com	Semiannual Report	39

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin DynaTech Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies 8.8%
Abbott Laboratories	United States	1,250,000	$99,925,000
[a] ABIOMED Inc.	United States	90,000	25,703,100
[a] Align Technology Inc.	United States	25,000	7,108,250
Becton, Dickinson and Co.	United States	250,000	62,432,500
Danaher Corp.	United States	500,000	66,010,000
[a] Edwards Lifesciences Corp.	United States	375,000	71,748,750
[a] IDEXX Laboratories Inc.	United States	450,000	100,620,000
[a] Intuitive Surgical Inc.	United States	165,000	94,145,700
[a] iRhythm Technologies Inc.	United States	340,000	25,486,400
ResMed Inc.	United States	145,000	15,075,650
Siemens Healthineers AG	Germany	425,000	17,714,188
Stryker Corp.	United States	400,000	79,008,000
			664,977,538
Health Care Providers & Services 1.6%
[a] Guardant Health Inc.	United States	450,000	34,515,000
UnitedHealth Group Inc.	United States	350,000	86,541,000
			121,056,000
Health Care Technology 1.7%
[a] Inspire Medical Systems Inc.	United States	500,000	28,390,000
[a] Veeva Systems Inc.	United States	775,000	98,316,500
			126,706,500
Industrial Conglomerates 0.5%
Roper Technologies Inc.	United States	120,000	41,036,400
Interactive Media & Services 6.6%
[a] Alphabet Inc., A	United States	200,000	235,378,000
[a] Alphabet Inc., C	United States	62,170	72,944,683
[a] CarGurus Inc.	United States	300,000	12,018,000
[a] Facebook Inc., A	United States	250,000	41,672,500
Match Group Inc.	United States	500,000	28,305,000
Tencent Holdings Ltd.	China	2,250,000	103,471,996
			493,790,179
Internet & Direct Marketing Retail 10.1%
[a] Alibaba Group Holding Ltd., ADR	China	500,000	91,225,000
[a] Amazon.com Inc.	United States	265,000	471,898,750
[a] Booking Holdings Inc.	United States	20,000	34,898,200
[a] Delivery Hero SE	Germany	300,000	10,838,037
[a] Etsy Inc.	United States	750,000	50,415,000
[a] MercadoLibre Inc.	Argentina	200,000	101,546,000
			760,820,987
IT Services 13.0%
[a] Adyen NV	Netherlands	65,000	50,902,872
[a] Fiserv Inc.	United States	500,000	44,140,000
[a] GoDaddy Inc., A	United States	500,000	37,595,000
[a] I3 Verticals Inc., A	United States	300,000	7,206,000
[a] InterXion Holding NV	Netherlands	500,000	33,365,000
Mastercard Inc., A	United States	1,000,000	235,450,000
[a] MongoDB Inc.	United States	540,000	79,390,800
[a] Okta Inc., A	United States	225,000	18,614,250
[a] PayPal Holdings Inc.	United States	1,050,000	109,032,000

40	Semiannual Report	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin DynaTech Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
IT Services (continued)
[a] Shopify Inc., A	Canada	400,000	$82,598,997
[a] Square Inc., A	United States	675,000	50,571,000
[a] Twilio Inc., A	United States	300,000	38,754,000
Visa Inc., A	United States	1,200,000	187,428,000
[a] Wix.com Ltd.	Israel	55,000	6,645,650
			981,693,569
Life Sciences Tools & Services 2.4%
[a] Illumina Inc.	United States	270,000	83,886,300
[a] IQVIA Holdings Inc.	United States	10,000	1,438,500
[a] NanoString Technologies Inc.	United States	25,000	598,250
[a] QIAGEN NV	Netherlands	10,000	406,800
Thermo Fisher Scientific Inc.	United States	250,000	68,430,000
[a] Waters Corp.	United States	100,000	25,171,000
			179,930,850
Machinery 1.1%
Fortive Corp.	United States	1,000,000	83,890,000
Media 0.6%
[a] Liberty Broadband Corp., A	United States	500,000	45,820,000
Pharmaceuticals 1.4%
AstraZeneca PLC	United Kingdom	335,000	26,774,443
[a] Elanco Animal Health Inc.	United States	1,200,000	38,484,000
[a] GW Pharmaceuticals PLC, ADR	United Kingdom	10,000	1,685,700
Merck KGaA	Germany	325,000	37,065,022
			104,009,165
Professional Services 1.1%
[a] CoStar Group Inc.	United States	150,000	69,963,000
TransUnion	United States	150,000	10,026,000
[a] Upwork Inc.	United States	115,000	2,201,100
			82,190,100
Road & Rail 0.2%
[a] Lyft Inc., A	United States	145,600	11,399,024
Semiconductors & Semiconductor Equipment 6.4%
Analog Devices Inc.	United States	500,000	52,635,000
ASML Holding NV, N.Y. shs	Netherlands	200,000	37,610,000
Intel Corp.	United States	1,000,000	53,700,000
KLA-Tencor Corp.	United States	225,000	26,867,250
Lam Research Corp.	United States	350,000	62,653,500
Monolithic Power Systems	United States	350,000	47,421,500
NVIDIA Corp.	United States	400,000	71,824,000
Xilinx Inc.	United States	1,000,000	126,790,000
			479,501,250
Software 24.1%
[a] 2U Inc.	United States	200,000	14,170,000
[a] Adobe Inc.	United States	500,000	133,245,000
[a] Altair Engineering Inc.	United States	500,000	18,405,000
[a] Alteryx Inc.	United States	500,000	41,935,000
[a] Anaplan Inc.	United States	225,000	8,856,000
[a] ANSYS Inc.	United States	200,000	36,542,000
[a] Aspen Technology Inc.	United States	500,000	52,130,000

franklintempleton.com	Semiannual Report	41

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin DynaTech Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Software (continued)
[a] Atlassian Corp. PLC	United States	500,000	$56,195,000
[a] Autodesk Inc.	United States	450,000	70,119,000
[a] Blackline Inc.	United States	400,000	18,528,000
[a] Cadence Design Systems Inc.	United States	325,000	20,640,750
Constellation Software Inc.	Canada	25,007	21,199,512
[a] Coupa Software Inc.	United States	300,000	27,294,000
[a] CyberArk Software Ltd.	Israel	10,000	1,190,500
[a] DocuSign Inc.	United States	450,000	23,328,000
[a] Dropbox Inc., A	United States	100,000	2,180,000
[a] Elastic NV	United States	300,000	23,961,000
[a] Guidewire Software Inc.	United States	500,000	48,580,000
[a] Hubspot Inc.	United States	500,000	83,105,000
Intuit Inc.	United States	325,000	84,958,250
[a] Lightspeed POS Inc.	Canada	145,000	2,237,031
Microsoft Corp.	United States	2,500,000	294,850,000
[a] Pluralsight Inc., A	United States	350,000	11,109,000
[a] PTC Inc.	United States	25,000	2,304,500
[a] Q2 Holdings Inc.	United States	500,000	34,630,000
[a] RealPage Inc.	United States	95,000	5,765,550
[a] Salesforce.com Inc.	United States	1,000,000	158,370,000
[a] ServiceNow Inc.	United States	675,000	166,380,750
[a] Smartsheet Inc. A	United States	225,000	9,177,750
[a] Splunk Inc.	United States	300,000	37,380,000
[a] Synopsys Inc.	United States	325,000	37,423,750
[a] Tyler Technologies Inc.	United States	100,000	20,440,000
VMware Inc., A	United States	300,000	54,153,000
[a] Workday Inc., A	United States	600,000	115,710,000
[a] Zendesk Inc.	United States	650,000	55,250,000
[a] Zscaler Inc.	United States	300,000	21,279,000
			1,813,022,343
Technology Hardware, Storage & Peripherals 1.0%
Apple Inc.	United States	400,000	75,980,000
Textiles, Apparel & Luxury Goods 0.2%
NIKE Inc., B	United States	200,000	16,842,000

Total Common Stocks (Cost $3,913,912,166)			7,306,290,398

Short Term Investments (Cost $231,269,009) 3.0%

Money Market Funds 3.0%
[b,c] Institutional Fiduciary Trust Money Market Portfolio, 2.10%	United States	231,269,009	231,269,009
Total Investments (Cost $4,145,181,175) 100.0%			7,537,559,407
Other Assets, less Liabilities (0.0)%†			(2,967,975)

Net Assets 100.0%			$7,534,591,432

42	Semiannual Report	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin DynaTech Fund (continued)

See Abbreviations on page 122.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	43

FRANKLIN CUSTODIAN FUNDS

Financial Highlights

Franklin Growth Fund

	Six Months Ended March 31, 2019	Year Ended September 30,
	(unaudited )	2018	2017	2016	2015	2014

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$107.59	$91.61	$78.54	$72.40	$70.51	$59.49

Income from investment operations[a]:

Net investment income[b]	0.24	0.41	0.40	0.47 [c]	0.29	0.26

Net realized and unrealized gains (losses)	(2.68)	18.18	15.56	8.51	1.79	11.06

Total from investment operations	(2.44)	18.59	15.96	8.98	2.08	11.32

Less distributions from:

Net investment income	(0.44)	(0.36)	(0.39)	(0.47)	(0.19)	(0.30)

Net realized gains	(1.04)	(2.25)	(2.50)	(2.37)	—	—

Total distributions	(1.48)	(2.61)	(2.89)	(2.84)	(0.19)	(0.30)

Net asset value, end of period	$103.67	$107.59	$91.61	$78.54	$72.40	$70.51

Total return[d]	(2.23)%	20.72%	21.12%	12.57%	2.94%	19.08%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.82%	0.83%	0.88%	0.88%	0.88%	0.90%

Expenses net of waiver and payments by affiliates[f]	0.82% [g]	0.83% [g]	0.87%	0.86%	0.88% [g]	0.90% [g]

Net investment income	0.49%	0.41%	0.47%	0.63% [c]	0.38%	0.40%

Supplemental data

Net assets, end of period (000’s)	$8,897,210	$9,044,834	$8,051,641	$7,628,523	$7,185,665	$6,611,073

Portfolio turnover rate	2.50% [h]	6.05% [h]	5.60%	7.53%	5.05%	1.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.50%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

44	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)

	Six Months Ended March 31, 2019	Year Ended September 30,
	(unaudited )	2018		2017	2016	2015		2014

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$98.38	$84.25		$72.60	$67.17	$65.75		$55.64

Income from investment operations[a]:

Net investment income (loss)[b]	(0.13)	(0.30)		(0.21)	(0.08)[c]	(0.26)		(0.22)

Net realized and unrealized gains (losses)	(2.44)	16.68		14.36	7.88	1.68		10.33

Total from investment operations	(2.57)	16.38		14.15	7.80	1.42		10.11

Less distributions from net realized gains	(1.04)	(2.25)		(2.50)	(2.37)	—		—

Net asset value, end of period	$94.77	$98.38		$84.25	$72.60	$67.17		$65.75

Total return[d]	(2.58)%	19.82%		20.21%	11.74%	2.16%		18.17%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.57%	1.58%		1.63%	1.63%	1.63%		1.65%

Expenses net of waiver and payments by affiliates[f]	1.57% [g]	1.58%	[g]	1.62%	1.61%	1.63%	[g]	1.65%	[g]

Net investment income (loss)	(0.26)%	(0.34)%		(0.28)%	(0.12)% [c]	(0.37)%		(0.35)%

Supplemental data

Net assets, end of period (000’s)	$726,451	$1,060,258		$930,751	$846,965	$777,570		$662,548

Portfolio turnover rate	2.50% [h]	6.05%	[h]	5.60%	7.53%	5.05%		1.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.25)%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	45

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)

	Six Months Ended March 31, 2019	Year Ended September 30,
	(unaudited )	2018	2017	2016	2015		2014

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$107.00	$91.13	$78.14	$71.93	$70.05		$59.07

Income from investment operations[a]:

Net investment income[b]	0.12	0.16	0.19	0.29 [c]	0.10		0.10

Net realized and unrealized gains (losses)	(2.66)	18.09	15.51	8.45	1.78		10.98

Total from investment operations	(2.54)	18.25	15.70	8.74	1.88		11.08

Less distributions from:

Net investment income	(0.14)	(0.13)	(0.21)	(0.16)	—		(0.10)

Net realized gains	(1.04)	(2.25)	(2.50)	(2.37)	—		—

Total distributions	(1.18)	(2.38)	(2.71)	(2.53)	—		(0.10)

Net asset value, end of period	$103.28	$107.00	$91.13	$78.14	$71.93		$70.05

Total return[d]	(2.34)%	20.42%	20.81%	12.29%	2.68%		18.77%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.07%	1.08%	1.13%	1.13%	1.13%		1.15%

Expenses net of waiver and payments by affiliates[f]	1.07% [g]	1.08% [g]	1.12%	1.11%	1.13%	[g]	1.15% [g]

Net investment income	0.24%	0.16%	0.22%	0.38% [c]	0.13%		0.15%

Supplemental data

Net assets, end of period (000’s)	$457,858	$524,960	$510,317	$477,221	$501,813		$565,634

Portfolio turnover rate	2.50% [h]	6.05% [h]	5.60%	7.53%	5.05%		1.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.25%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

46	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)

	Six Months Ended March 31, 2019	Year Ended September 30,
	(unaudited )	2018	2017	2016	2015	2014

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$107.90	$91.90	$78.79	$72.69	$70.76	$59.71

Income from investment operations[a]:

Net investment income[b]	0.41	0.77	0.74	0.78 [c]	0.61	0.55

Net realized and unrealized gains (losses)	(2.69)	18.22	15.59	8.56	1.79	11.08

Total from investment operations	(2.28)	18.99	16.33	9.34	2.40	11.63

Less distributions from:

Net investment income	(0.79)	(0.74)	(0.72)	(0.87)	(0.47)	(0.58)

Net realized gains	(1.04)	(2.25)	(2.50)	(2.37)	—	—

Total distributions	(1.83)	(2.99)	(3.22)	(3.24)	(0.47)	(0.58)

Net asset value, end of period	$103.79	$107.90	$91.90	$78.79	$72.69	$70.76

Total return[d]	(2.06)%	21.17%	21.61%	13.05%	3.37%	19.59%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.48%	0.47%	0.46%	0.46%	0.46%	0.47%

Expenses net of waiver and payments by affiliates[f]	0.48% [g]	0.46%	0.45%	0.44%	0.46% [g]	0.47% [g]

Net investment income	0.83%	0.78%	0.89%	1.05% [c]	0.80%	0.83%

Supplemental data

Net assets, end of period (000’s)	$2,464,095	$2,634,455	$1,700,993	$1,247,825	$1,163,362	$1,107,887

Portfolio turnover rate	2.50% [h]	6.05% [h]	5.60%	7.53%	5.05%	1.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.92%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	47

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)

	Six Months Ended March 31, 2019	Year Ended September 30,
	(unaudited)	2018	2017	2016	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$107.95	$91.90	$78.80	$72.67	$70.75	$59.66

Income from investment operations[a]:

Net investment income[b]	0.36	0.66	0.60	0.65 [c]	0.48	0.43

Net realized and unrealized gains (losses)	(2.69)	18.23	15.61	8.56	1.79	11.08

Total from investment operations	(2.33)	18.89	16.21	9.21	2.27	11.51

Less distributions from:

Net investment income	(0.69)	(0.59)	(0.61)	(0.71)	(0.35)	(0.42)

Net realized gains	(1.04)	(2.25)	(2.50)	(2.37)	—	—

Total distributions	(1.73)	(2.84)	(3.11)	(3.08)	(0.35)	(0.42)

Net asset value, end of period	$103.89	$107.95	$91.90	$78.80	$72.67	$70.75

Total return[d]	(2.11)%	21.02%	21.43%	12.85%	3.20%	19.37%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.57%	0.58%	0.63%	0.63%	0.63%	0.65%

Expenses net of waiver and payments by affiliates[f]	0.57% [g]	0.58% [g]	0.62%	0.61%	0.63% [g]	0.65% [g]

Net investment income	0.74%	0.66%	0.72%	0.88% [c]	0.63%	0.65%

Supplemental data

Net assets, end of period (000’s)	$3,072,453	$3,139,208	$2,801,153	$1,998,483	$1,514,492	$1,414,980

Portfolio turnover rate	2.50% [h]	6.05% [h]	5.60%	7.53%	5.05%	1.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.75%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

48	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, March 31, 2019 (unaudited)

Franklin Growth Fund

	Country	Shares	Value
Common Stocks 98.1%
Automobiles & Components 0.4%
BorgWarner Inc.	United States	1,633,318	$62,735,744
Banks 0.2%
Wells Fargo & Co.	United States	742,417	35,873,591
Capital Goods 15.0%
3M Co.	United States	846,356	175,855,850
Allegion PLC	United States	692,923	62,855,045
AMETEK Inc.	United States	692,923	57,491,821
The Boeing Co.	United States	1,088,879	415,320,228
BWX Technologies Inc.	United States	1,689,412	83,761,047
Caterpillar Inc.	United States	544,440	73,766,176
Deere & Co.	United States	494,945	79,112,009
Emerson Electric Co.	United States	1,088,879	74,555,545
Fortive Corp.	United States	519,692	43,596,962
General Dynamics Corp.	United States	989,889	167,568,410
Huntington Ingalls Industries Inc.	United States	296,967	61,531,562
Illinois Tool Works Inc.	United States	989,889	142,078,768
Ingersoll-Rand PLC	United States	1,088,879	117,544,488
Lockheed Martin Corp.	United States	494,945	148,562,691
Northrop Grumman Corp.	United States	1,088,879	293,561,779
Raytheon Co.	United States	593,934	108,143,503
Stanley Black & Decker Inc.	United States	745,329	101,491,450
United Technologies Corp.	United States	1,050,607	135,412,736
			2,342,210,070
Commercial & Professional Services 2.9%
Equifax Inc.	United States	544,440	64,516,140
[a] IHS Markit Ltd.	United States	3,520,639	191,452,349
Verisk Analytics Inc.	United States	1,484,834	197,482,922
			453,451,411
Consumer Durables & Apparel 1.0%
NIKE Inc., B	United States	1,860,992	156,714,136
Consumer Services 0.9%
Carnival Corp.	United States	1,187,867	60,248,614
Graham Holdings Co., B	United States	79,192	54,102,391
Marriott International Inc., A	United States	197,979	24,765,193
			139,116,198
Diversified Financials 3.4%
American Express Co.	United States	593,934	64,916,986
[a] Berkshire Hathaway Inc., A	United States	183	55,122,345
BlackRock Inc.	United States	222,726	95,186,411
The Charles Schwab Corp.	United States	2,969,667	126,982,961
Intercontinental Exchange Inc.	United States	1,385,845	105,518,238
T. Rowe Price Group Inc.	United States	890,901	89,197,008
			536,923,949
Energy 1.0%
Cabot Oil & Gas Corp., A	United States	3,365,622	87,842,734
Concho Resources Inc.	United States	593,934	65,902,917
			153,745,651

franklintempleton.com	Semiannual Report	49

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Food, Beverage & Tobacco 3.1%
Brown-Forman Corp., B	United States	1,608,570	$84,900,325
Constellation Brands Inc., A	United States	544,440	95,456,665
Mondelez International Inc., A	United States	1,484,834	74,122,913
[a] Monster Beverage Corp.	United States	2,672,700	145,875,966
PepsiCo Inc.	United States	643,429	78,852,224
			479,208,093
Health Care Equipment & Services 7.8%
Abbott Laboratories	United States	1,336,351	106,827,899
[a] ABIOMED Inc.	United States	197,979	56,540,823
Baxter International Inc.	United States	395,957	32,195,264
Becton, Dickinson and Co.	United States	76,915	19,207,983
[a] Centene Corp.	United States	533,856	28,347,753
Danaher Corp.	United States	1,039,384	137,219,476
[a] Edwards Lifesciences Corp.	United States	395,957	75,758,453
[a] Haemonetics Corp.	United States	989,889	86,595,490
[a] Intuitive Surgical Inc.	United States	445,451	254,165,431
[a] Laboratory Corp. of America Holdings	United States	494,945	75,716,686
Quest Diagnostics Inc.	United States	890,901	80,109,818
Stryker Corp.	United States	395,957	78,209,427
Teleflex Inc.	United States	494,945	149,552,581
[a] Varian Medical Systems Inc.	United States	296,967	42,086,163
			1,222,533,247
Insurance 0.4%
Aflac Inc.	United States	1,187,867	59,393,350
Materials 4.7%
Air Products and Chemicals Inc.	United States	494,945	94,514,697
Albemarle Corp.	United States	544,440	44,633,191
[a] Axalta Coating Systems Ltd.	United States	3,365,622	84,847,331
Celanese Corp.	United States	1,237,362	122,016,267
Ecolab Inc.	United States	910,699	160,774,802
International Flavors & Fragrances Inc.	United States	400,000	51,516,000
Linde PLC	United Kingdom	569,187	100,137,069
Martin Marietta Materials Inc.	United States	395,957	79,658,629
			738,097,986
Media & Entertainment 5.9%
[a] Alphabet Inc., A	United States	163,333	192,224,974
[a] Alphabet Inc., C	United States	156,831	184,011,381
Cable One Inc.	United States	79,192	77,717,445
Comcast Corp., A	United States	795,018	31,784,820
[a] Electronic Arts Inc.	United States	593,934	60,361,512
[a] Facebook Inc., A	United States	750,000	125,017,500
[a] IAC/InterActiveCorp	United States	296,967	62,395,736
The Walt Disney Co.	United States	1,706,856	189,512,222
			923,025,590
Pharmaceuticals, Biotechnology & Life Sciences 12.9%
AbbVie Inc.	United States	455,350	36,696,657
Agilent Technologies Inc.	United States	1,286,856	103,437,485
Amgen Inc.	United States	989,889	188,059,112
AstraZeneca PLC, ADR	United Kingdom	1,979,778	80,042,425
[a] Biogen Inc.	United States	494,945	116,995,099

50	Semiannual Report	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Pharmaceuticals, Biotechnology & Life Sciences (continued)
[a] Catalent Inc.	United States	3,365,622	$136,610,597
[a] Celgene Corp.	United States	840,000	79,245,600
[a] Elanco Animal Health Inc.	United States	1,487,105	47,691,457
Eli Lilly & Co.	United States	1,240,175	160,925,108
Gilead Sciences Inc.	United States	643,429	41,829,319
[a] Illumina Inc.	United States	519,692	161,463,108
Johnson & Johnson	United States	1,187,967	166,065,907
Merck & Co. Inc.	United States	989,889	82,329,068
[a] Mettler-Toledo International Inc.	United States	420,704	304,168,992
[a] Neurocrine Biosciences Inc.	United States	494,945	43,604,655
Pfizer Inc.	United States	2,733,084	116,074,077
[a] Waters Corp.	United States	618,682	155,728,446
			2,020,967,112
Real Estate 1.8%
American Tower Corp.	United States	993,772	195,832,710
Equinix Inc.	United States	198,755	90,067,816
			285,900,526
Retailing 4.8%
[a] Alibaba Group Holding Ltd., ADR	China	475,544	86,763,003
[a] Amazon.com Inc.	United States	346,462	616,962,206
Expedia Group Inc.	United States	346,462	41,228,978
			744,954,187
Semiconductors & Semiconductor Equipment 3.2%
ASML Holding NV, N.Y. shs	Netherlands	643,429	120,996,824
Intel Corp.	United States	1,088,879	58,472,802
Lam Research Corp.	United States	29,697	5,316,060
Monolithic Power Systems	United States	445,451	60,354,156
NVIDIA Corp.	United States	500,000	89,780,000
Texas Instruments Inc.	United States	1,385,845	146,996,579
Versum Materials Inc.	United States	247,473	12,450,367
			494,366,788
Software & Services 13.0%
[a] Adobe Inc.	United States	150,000	39,973,500
[a] Adyen NV	Netherlands	59,592	46,667,753
[a] Autodesk Inc.	United States	791,912	123,395,728
Automatic Data Processing Inc.	United States	692,923	110,687,520
DXC Technology Co.	United States	1,385,845	89,123,692
Intuit Inc.	United States	989,889	258,766,883
Mastercard Inc., A	United States	1,385,845	326,297,205
Microsoft Corp.	United States	3,365,622	396,941,459
[a] Salesforce.com Inc.	United States	544,440	86,222,963
[a] ServiceNow Inc.	United States	989,889	243,997,740
[a] Twilio Inc., A	United States	397,509	51,350,213
[a] Tyler Technologies Inc.	United States	173,232	35,408,621
Visa Inc., A	United States	1,385,845	216,455,130
			2,025,288,407
Technology Hardware & Equipment 9.0%
Amphenol Corp., A	United States	894,395	84,466,664
Apple Inc.	United States	4,044,686	768,288,106
Cisco Systems Inc.	United States	2,915,223	157,392,890

franklintempleton.com	Semiannual Report	51

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Technology Hardware & Equipment (continued)
Cognex Corp.	United States	841,406	$42,793,909
[a] Keysight Technologies Inc.	United States	643,429	56,107,009
TE Connectivity Ltd.	United States	1,633,318	131,890,428
[a] Trimble Inc.	United States	2,672,700	107,977,080
[a] ViaSat Inc.	United States	692,923	53,701,532
			1,402,617,618
Transportation 5.6%
Alaska Air Group Inc.	United States	3,167,645	177,768,237
Canadian National Railway Co.	Canada	989,889	88,575,268
Canadian Pacific Railway Ltd.	Canada	494,945	101,973,518
J.B. Hunt Transport Services Inc.	United States	494,945	50,132,979
Kansas City Southern	United States	742,417	86,105,524
[a] Lyft Inc., A	United States	301,800	23,627,922
[a] Ryanair Holdings PLC, ADR	Ireland	230,863	17,300,873
Union Pacific Corp.	United States	2,009,475	335,984,220
			881,468,541
Utilities 1.1%
American Water Works Co. Inc.	United States	692,923	72,244,152
NextEra Energy Inc.	United States	494,945	95,682,767
			167,926,919

Total Common Stocks (Cost $5,244,022,280)			15,326,519,114

Management Investment Companies (Cost $10,045,554) 0.8%
Diversified Financials 0.8%
[a] Altaba Inc.	United States	1,682,811	124,729,951
Total Investments before Short Term Investments (Cost $5,254,067,834)			15,451,249,065

Short Term Investments (Cost $199,173,181) 1.3%

Money Market Funds 1.3%
[b,c] Institutional Fiduciary Trust Money Market Portfolio, 2.10%	United States	199,173,181	199,173,181
Total Investments (Cost $5,453,241,015) 100.2%			15,650,422,246
Other Assets, less Liabilities (0.2)%			(32,355,955)

Net Assets 100.0%			$15,618,066,291

See Abbreviations on page 122.

aNon-income producing.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

52	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

Financial Highlights

Franklin Income Fund

	Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30, 2018[a]

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$2.32	$2.31

Income from investment operations[b]:

Net investment income (loss)[c]	0.04	(0.04)

Net realized and unrealized gains (losses)	0.01	0.05

Total from investment operations	0.05	0.01

Less distributions from net investment income	(0.06)	—

Net asset value, end of period	$2.31	$2.32

Total return[d]	2.20%	0.43%

Ratios to average net assets[e]

Expenses[f]	0.72%	0.71%

Net investment income	4.04%	3.89%

Supplemental data

Net assets, end of period (000’s)	$5,144,250	$107,057

Portfolio turnover rate	21.39%	49.95%

aFor the period September 10, 2018 (effective date) to September 30, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	53

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)

	Six Months Ended March 31, 2019		Year Ended September 30,
	(unaudited)		2018	2017	2016		2015	2014

Class A1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$2.32		$2.39	$2.25	$2.10		$2.48	$2.33

Income from investment operations[a]:

Net investment income[b]	0.05		0.09	0.10	0.10		0.10	0.11

Net realized and unrealized gains (losses)	0.01		(0.04)	0.16	0.17		(0.36)	0.16

Total from investment operations	0.06		0.05	0.26	0.27		(0.26)	0.27

Less distributions from net investment income	(0.06)		(0.12)	(0.12)	(0.12)		(0.12)	(0.12)

Net asset value, end of period	$2.32		$2.32	$2.39	$2.25		$2.10	$2.48

Total return[c]	2.70%		2.18%	11.86%	13.31%		(10.93)%	11.86%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.62%		0.61%	0.62%	0.61%		0.61%	0.61%

Expenses net of waiver and payments by affiliates[e]	0.62%	[f]	0.61% [f]	0.61%	0.61%	[f]	0.61% [f]	0.61%	[f]

Net investment income	4.14%		3.99%	4.22%	4.57%		4.43%	4.28%

Supplemental data

Net assets, end of period (000’s)	$41,201,270		$42,929,573	$46,505,632	$45,515,127		$44,886,127	$53,823,921

Portfolio turnover rate	21.39%		49.95%	34.12%	61.26%		44.81%	36.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

54	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)

	Six Months Ended March 31, 2019	Year Ended September 30,
	(unaudited)	2018	2017	2016	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$2.35	$2.42	$2.27	$2.13	$2.50	$2.35

Income from investment operations[a]:

Net investment income[b]	0.04	0.08	0.09	0.09	0.09	0.09

Net realized and unrealized gains (losses)	0.01	(0.04)	0.17	0.16	(0.35)	0.17

Total from investment operations	0.05	0.04	0.26	0.25	(0.26)	0.26

Less distributions from net investment income	(0.05)	(0.11)	(0.11)	(0.11)	(0.11)	(0.11)

Net asset value, end of period	$2.35	$2.35	$2.42	$2.27	$2.13	$2.50

Total return[c]	2.39%	1.61%	11.63%	12.07%	(10.89)%	11.19%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.12%	1.11%	1.12%	1.11%	1.11%	1.11%

Expenses net of waiver and payments by affiliates[e]	1.12%[f]	1.11%[f]	1.11%	1.11%[f]	1.11%[f]	1.11%[f]

Net investment income	3.64%	3.49%	3.72%	4.07%	3.93%	3.78%

Supplemental data

Net assets, end of period (000’s)	$15,051,863	$19,895,441	$23,036,875	$23,841,466	$24,091,638	$28,802,209

Portfolio turnover rate	21.39%	49.95%	34.12%	61.26%	44.81%	36.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	55

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)

	Six Months Ended March 31, 2019	Year Ended September 30,
	(unaudited)	2018	2017	2016	2015	2014

Class R

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$2.28	$2.35	$2.21	$2.07	$2.44	$2.29

Income from investment operations[a]:

Net investment income[b]	0.04	0.08	0.09	0.09	0.10	0.10

Net realized and unrealized gains (losses)	0.02	(0.04)	0.16	0.16	(0.36)	0.16

Total from investment operations	0.06	0.04	0.25	0.25	(0.26)	0.26

Less distributions from net investment income	(0.06)	(0.11)	(0.11)	(0.11)	(0.11)	(0.11)

Net asset value, end of period	$2.28	$2.28	$2.35	$2.21	$2.07	$2.44

Total return[c]	2.55%	1.86%	11.67%	12.62%	(10.99)%	11.66%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.97%	0.96%	0.97%	0.96%	0.96%	0.96%

Expenses net of waiver and payments by affiliates[e]	0.97%[f]	0.96%[f]	0.96%	0.96%[f]	0.96%[f]	0.96%[f]

Net investment income	3.79%	3.64%	3.87%	4.22%	4.08%	3.93%

Supplemental data

Net assets, end of period (000’s)	$278,372	$296,098	$361,603	$396,107	$416,653	$514,892

Portfolio turnover rate	21.39%	49.95%	34.12%	61.26%	44.81%	36.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

56	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)

	Six Months Ended March 31, 2019	Year Ended September 30,
	(unaudited)	2018	2017	2016		2015	2014

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$2.30	$2.37	$2.23	$2.09		$2.46	$2.31

Income from investment operations[a]:

Net investment income[b]	0.05	0.10	0.11	0.10		0.11	0.11

Net realized and unrealized gains (losses)	0.01	(0.05)	0.15	0.16		(0.35)	0.17

Total from investment operations	0.06	0.05	0.26	0.26		(0.24)	0.28

Less distributions from net investment income	(0.06)	(0.12)	(0.12)	(0.12)		(0.13)	(0.13)

Net asset value, end of period	$2.30	$2.30	$2.37	$2.23		$2.09	$2.46

Total return[c]	2.80%	2.40%	12.15%	13.15%		(10.39)%	12.19%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.40%	0.39%	0.39%	0.38%		0.38%	0.38%

Expenses net of waiver and payments by affiliates[e]	0.39%	0.39% [f]	0.38%	0.38%	[f]	0.38% [f]	0.38%	[f]

Net investment income	4.37%	4.21%	4.45%	4.80%		4.66%	4.50%

Supplemental data

Net assets, end of period (000’s)	$1,954,178	$2,062,334	$1,815,977	$1,737,577		$1,744,718	$2,108,076

Portfolio turnover rate	21.39%	49.95%	34.12%	61.26%		44.81%	36.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	57

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)

	Six Months Ended March 31, 2019		Year Ended September 30,
	(unaudited)		2018	2017	2016		2015	2014

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$2.30		$2.37	$2.23	$2.09		$2.46	$2.31

Income from investment operations[a]:

Net investment income[b]	0.05		0.10	0.10	0.10		0.11	0.11

Net realized and unrealized gains (losses)	0.01		(0.05)	0.16	0.16		(0.36)	0.17

Total from investment operations	0.06		0.05	0.26	0.26		(0.25)	0.28

Less distributions from net investment income	(0.06)		(0.12)	(0.12)	(0.12)		(0.12)	(0.13)

Net asset value, end of period	$2.30		$2.30	$2.37	$2.23		$2.09	$2.46

Total return[c]	2.78%		2.34%	12.09%	13.06%		(10.46)%	12.12%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.47%		0.46%	0.47%	0.46%		0.46%	0.46%

Expenses net of waiver and payments by affiliates[e]	0.47%	[f]	0.46% [f]	0.46%	0.46%	[f]	0.46% [f]	0.46%	[f]

Net investment income	4.29%		4.14%	4.37%	4.72%		4.58%	4.43%

Supplemental data

Net assets, end of period (000’s)	$11,402,689		$11,328,761	$11,671,173	$8,143,479		$7,754,475	$9,096,269

Portfolio turnover rate	21.39%		49.95%	34.12%	61.26%		44.81%	36.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

58	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, March 31, 2019 (unaudited)

Franklin Income Fund

		Country	Shares	Value
	Common Stocks 31.6%
	Communication Services 1.8%
a,b	Alphabet Inc., A	United States	182,000	$214,193,980
	BCE Inc.	Canada	5,500,000	244,307,209
	Comcast Corp., A	United States	2,254,000	90,114,920
	Verizon Communications Inc.	United States	14,000,000	827,820,000

				1,376,436,109

	Consumer Discretionary 2.8%
	Daimler AG	Germany	5,000,000	293,109,443
b	Ford Motor Co.	United States	68,170,000	598,532,600
b	General Motors Co.	United States	14,680,000	544,628,000
b	Target Corp.	United States	7,913,732	635,156,130

				2,071,426,173

	Consumer Staples 2.1%
	Anheuser-Busch InBev SA/NV, ADR	Belgium	3,500,000	293,895,000
	The Coca-Cola Co.	United States	2,500,000	117,150,000
b	PepsiCo Inc.	United States	4,500,000	551,475,000
b	Philip Morris International Inc.	United States	2,501,700	221,125,263
b	The Procter & Gamble Co.	United States	4,000,000	416,200,000

				1,599,845,263

	Energy 4.6%
	Baker Hughes a GE Co., A	United States	11,000,000	304,920,000
b	BP PLC, ADR	United Kingdom	3,000,000	131,160,000
b	Chevron Corp.	United States	3,000,000	369,540,000
	Exxon Mobil Corp.	United States	6,500,000	525,200,000
	Halliburton Co.	United States	9,347,018	273,867,628
	Occidental Petroleum Corp.	United States	4,000,000	264,800,000
	Royal Dutch Shell PLC, A, ADR	United Kingdom	13,500,000	844,965,000
	Schlumberger Ltd.	United States	5,000,000	217,850,000
a	Talos Energy Inc.	United States	2,615,781	69,475,143
	TransCanada Corp.	Canada	4,500,000	202,230,000
	The Williams Cos. Inc.	United States	8,000,000	229,760,000

				3,433,767,771

	Financials 4.6%
	AXA SA	France	15,000,000	377,480,085
b	Bank of America Corp.	United States	10,740,000	296,316,600
	Barclays PLC	United Kingdom	150,000,000	302,264,049
	JPMorgan Chase & Co.	United States	6,108,000	618,312,840
	MetLife Inc.	United States	5,145,000	219,022,650
	Morgan Stanley	United States	5,000,000	211,000,000
b	Wells Fargo & Co.	United States	30,000,000	1,449,600,000

				3,473,996,224

	Health Care 3.7%
	AstraZeneca PLC	United Kingdom	7,500,000	599,427,832
	Bristol-Myers Squibb Co.	United States	4,000,000	190,840,000
	CVS Health Corp.	United States	2,000,000	107,860,000
	Johnson & Johnson	United States	3,000,000	419,370,000
b	Merck & Co. Inc.	United States	10,000,000	831,700,000
b	Pfizer Inc.	United States	15,000,000	637,050,000

				2,786,247,832

franklintempleton.com	Semiannual Report	59

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Industrials 1.4%
b	3M Co.	United States	1,500,000	$311,670,000
a	CEVA Logistics AG	Switzerland	1,963,608	59,067,001
b	Cummins Inc.	United States	2,764,744	436,470,209
	General Electric Co.	United States	22,853,833	228,309,792
	Wabtec Corp.	United States	90,521	6,673,208

				1,042,190,210

	Information Technology 1.4%
b	Apple Inc.	United States	2,000,309	379,958,695
b	Intel Corp.	United States	4,750,000	255,075,000
b	Texas Instruments Inc.	United States	4,000,000	424,280,000

				1,059,313,695

	Materials 2.8%
	BASF SE	Germany	11,000,000	808,735,234
	BHP Group PLC	United Kingdom	5,000,000	120,413,180
	DowDuPont Inc.	United States	8,000,000	426,480,000
	Newmont Mining Corp.	United States	3,629,200	129,816,484
b	Rio Tinto PLC, ADR	Australia	9,971,530	586,824,540

				2,072,269,438

	Real Estate 0.5%
	Host Hotels & Resorts Inc.	United States	20,000,000	378,000,000

	Utilities 5.9%
	Dominion Energy Inc.	United States	15,000,000	1,149,900,000
b	Duke Energy Corp.	United States	7,500,000	675,000,000
b	Sempra Energy	United States	8,148,800	1,025,607,968
b	The Southern Co.	United States	25,000,000	1,292,000,000
	Xcel Energy Inc.	United States	5,000,000	281,050,000

				4,423,557,968

	Total Common Stocks (Cost $20,705,760,688)			23,717,050,683

c	Equity-Linked Securities 12.1%
	Communication Services 1.1%
d	Goldman Sachs International into Alphabet Inc., 7.00%, A, 144A	United States	285,000	328,246,617
d	Goldman Sachs International into Comcast Corp., 7.00%, A, 144A	United States	5,970,000	230,368,742
d	Morgan Stanley BV into Comcast Corp., 7.00%, A, 144A	United States	6,475,000	253,850,277
d	Royal Bank of Canada into Alphabet Inc., 6.00%, A, 144A	Belgium	24,100	28,850,342

				841,315,978

	Consumer Discretionary 1.6%
d	Citigroup Global Markets Holdings Inc. into Amazon.com Inc., 9.00%, 144A	United States	277,000	497,032,221
d	Citigroup Global Markets Holdings Inc. into General Motors Co., 9.00%, 144A	United States	8,350,000	314,509,530
d	JP Morgan Chase Financial Co. LLC into Amazon.com Inc., 9.00%, 144A	United States	171,000	300,074,361
d	Wells Fargo Bank National Assn. into Ford Motor Co., 8.50%, 144A	United States	12,500,000	112,408,400

				1,224,024,512

	Energy 0.6%
d	JP Morgan Chase Financial Co. LLC into Schlumberger Ltd., 7.50%, 144A	United States	4,170,000	186,714,323
d	Wells Fargo Bank National Assn. into Anadarko Petroleum Corp., 9.00%, 144A	United States	5,685,000	253,917,250

				440,631,573

60	Semiannual Report	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)

	Country	Shares	Value
[c] Equity-Linked Securities (continued)
Financials 1.6%
[d] Barclays Bank PLC into Wells Fargo & Co., 6.50%, 144A	United States	4,355,000	$213,896,335
[d] Barclays Bank PLC into MetLife Inc., 7.00%, 144A	United States	5,339,000	229,790,224
[d] Citigroup Global Markets Holdings Inc. into MetLife Inc., 7.50%, 144A	United States	5,575,000	234,195,486
[d] Credit Suisse AG into Bank of America Corp., 7.00%, 144A	United States	10,400,000	291,104,757
[d] Societe Generale SA into JPMorgan Chase & Co., 7.00%, 144A	United States	2,175,000	226,356,987

			1,195,343,789

Health Care 0.3%
[d] Barclays Bank PLC into Mylan NV, 7.50%, 144A	United States	2,421,000	71,067,605
[d] Citigroup Global Markets Holdings Inc. into Medtronic PLC, 6.00%, 144A	United States	1,882,000	165,446,788

			236,514,393

Industrials 0.4%
[d] Merrill Lynch International & Co. CV into Deere & Co., 9.00%, 144A	United States	2,100,000	324,678,692

Information Technology 5.6%
[d] Barclays Bank PLC into Analog Devices Inc., 7.00%, 144A	United States	2,635,000	266,392,582
[d] Citigroup Global Markets Holdings Inc. into Texas Instruments Inc., 7.00%, 144A	United States	1,600,000	171,333,538
[d] Credit Suisse AG into International Business Machines Corp., 9.50%, 144A	United States	1,430,000	193,539,476
[d] Goldman Sachs International into Microsoft Corp., 6.50%, 144A	United States	4,750,000	545,565,553
[d] Goldman Sachs International into Texas Instruments Inc., 7.00%, 144A	United States	2,312,000	250,851,494
[d] JP Morgan Chase Financial Co. LLC into Broadcom Inc., 10.00%, 144A	United States	1,120,000	307,564,580
[d,e] Merrill Lynch International & Co. CV into Apple Inc., 7.50%, 144A	United States	1,475,000	281,518,420
[d] Merrill Lynch International & Co. CV into Apple Inc., 8.50%, 144A	United States	1,725,000	319,642,596
[d] Merrill Lynch International & Co. CV into Applied Materials Inc., 8.50%, 144A	United States	6,750,000	260,456,749
[d] Morgan Stanley BV into Lam Research Corp., 9.00%, 144A	United States	1,530,000	259,143,742
[d] Morgan Stanley BV into Microchip Technology Inc., 9.00%, 144A	United States	3,325,000	260,994,961
[d] Morgan Stanley BV into Microsoft Corp., 7.00%, 144A	United States	3,521,000	383,672,258
[d] Royal Bank of Canada into Analog Devices Inc., 8.00%, 144A	United States	2,230,000	218,828,433
[d] UBS AG London into Microsoft Corp., 6.50%, 144A	United States	550,000	63,115,587
[d] Wells Fargo Bank National Assn. into Intel Corp., 8.00%, 144A	United States	2,880,000	155,710,659
[d] Wells Fargo Bank National Assn. into Intel Corp., 8.00%, 144A	United States	5,200,000	269,103,291

			4,207,433,919

Materials 0.9%
[d] Barclays Bank PLC into International Paper Co., 8.00%, 144A	United States	3,125,000	147,784,334
[d,e] Credit Suisse AG into Rio Tinto PLC., 10.00%, 144A	Australia	5,180,000	302,755,180
[d] Merrill Lynch International & Co. CV into DowDuPont Inc., 7.00%, 144A	United States	3,560,000	195,711,264

			646,250,778

Total Equity-Linked Securities (Cost $9,081,450,454)			9,116,193,634

Convertible Preferred Stocks 1.2%
Energy 0.1%
Chesapeake Energy Corp., 5.75%, cvt. pfd.	United States	112,980	64,629,728

Financials 0.9%
Bank of America Corp., 7.25%, cvt. pfd., L	United States	435,218	566,597,258
[a] FNMA, 5.375%, cvt. pfd.	United States	4,250	129,625,000

			696,222,258

Industrials 0.0%†
Fortive Corp., 5.00%, cvt. pfd., A	United States	31,266	32,799,597

franklintempleton.com	Semiannual Report	61

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)

		Country	Shares			Value
	Convertible Preferred Stocks (continued)
	Utilities 0.2%
	Sempra Energy, 6.00%, cvt. pfd., A	United States	400,000			$42,280,000
	Sempra Energy, 6.75%, cvt. pfd., B	United States	739,000			78,452,240

						120,732,240

	Total Convertible Preferred Stocks (Cost $907,590,057)					914,383,823

	Preferred Stocks 0.3%
	Financials 0.3%
a	FHLMC, 8.375%, pfd., Z	United States	7,632,009			76,625,370
a	FNMA, 8.25%, pfd., S	United States	5,500,000			56,815,000
a	JPMorgan Chase & Co., 6.00%, pfd., EE	United States	3,000,000			79,410,000

	Total Preferred Stocks (Cost $391,153,851)					212,850,370

			Units

f	Index-Linked Notes (Cost $100,105,450) 0.1%
	Financials 0.1%
d,g	Morgan Stanley Finance LLC, senior note, 144A, 4.90%, 10/03/19	United States	755,000			100,180,950

			Principal Amount	*

	Convertible Bonds 0.9%
	Energy 0.7%
	Chesapeake Energy Corp., cvt., senior note, 5.50%, 9/15/26	United States	122,500,000			113,814,036
	Weatherford International Ltd., cvt., senior note, 5.875%, 7/01/21	United States	505,000,000			410,300,152

						524,114,188

	Health Care 0.2%
d	Bayer Capital Corp. BV, cvt., junior sub. note, 144A, 5.625%, 11/22/19	Germany	150,000,000		EUR	120,316,518

	Total Convertible Bonds (Cost $721,116,346)					644,430,706

	Corporate Bonds 38.6%
	Communication Services 5.3%
d	Altice Financing SA, secured bond, 144A, 7.50%, 5/15/26	Luxembourg	7,000,000			6,930,000
	AMC Entertainment Holdings Inc.,
	senior sub. bond, 5.75%, 6/15/25	United States	37,325,000			35,031,379
	senior sub. note, 5.875%, 11/15/26	United States	41,300,000			37,376,500
	AT&T Inc.,
	senior bond, 4.125%, 2/17/26	United States	100,000,000			102,337,093
	senior note, 3.00%, 6/30/22	United States	100,000,000			100,517,040
	CCO Holdings LLC/CCO Holdings Capital Corp.,
	senior bond, 5.125%, 2/15/23	United States	105,000,000			107,100,000
	senior bond, 5.75%, 9/01/23	United States	67,000,000			68,507,500
	senior bond, 5.75%, 1/15/24	United States	105,000,000			108,018,750
	[d] senior bond, 144A, 5.50%, 5/01/26	United States	60,000,000			62,100,000
	[d] senior bond, 144A, 5.125%, 5/01/27	United States	70,000,000			70,612,500
	[d] senior bond, 144A, 5.00%, 2/01/28	United States	33,000,000			32,711,250
	Comcast Corp., senior note, 3.95%, 10/15/25	United States	50,000,000			52,360,187
	DISH DBS Corp.,
	senior bond, 5.875%, 7/15/22	United States	391,500,000			380,361,825
	senior bond, 5.00%, 3/15/23	United States	300,000,000			271,125,000
	senior note, 5.875%, 11/15/24	United States	128,200,000			108,168,750

62	Semiannual Report	franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)

		Country	Principal Amount	*	Value
	Corporate Bonds (continued)
	Communication Services (continued)
	Netflix Inc.,
	senior bond, 4.375%, 11/15/26	United States	105,000,000		$103,162,500
	senior bond, 4.875%, 4/15/28	United States	84,300,000		83,667,750
	[d] senior bond, 144A, 5.875%, 11/15/28	United States	60,000,000		63,525,000
	[d] senior bond, 144A, 6.375%, 5/15/29	United States	50,000,000		54,187,500
d	Sirius XM Radio Inc.,
	senior bond, 144A, 6.00%, 7/15/24	United States	24,500,000		25,480,000
	senior note, 144A, 4.625%, 5/15/23	United States	88,400,000		89,836,500
	Sprint Capital Corp., senior note, 6.90%, 5/01/19	United States	100,000,000		100,500,000
	Sprint Communications Inc.,
	senior bond, 11.50%, 11/15/21	United States	200,000,000		232,500,000
	senior note, 7.00%, 8/15/20	United States	102,500,000		106,087,500
	senior note, 6.00%, 11/15/22	United States	367,700,000		371,487,310
	Sprint Corp.,
	senior bond, 7.875%, 9/15/23	United States	187,350,000		197,185,875
	senior bond, 7.125%, 6/15/24	United States	190,650,000		193,986,375
	senior note, 7.625%, 3/01/26	United States	96,300,000		97,985,250
d	Sprint Spectrum Co. LLC, senior secured bond, first lien, 144A, 5.152%, 9/20/29	United States	220,000,000		224,417,182
d	Univision Communications Inc.,
	senior secured note, first lien, 144A, 5.125%, 5/15/23	United States	175,000,000		167,125,000
	senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	160,020,000		149,618,700
	Verizon Communications Inc.,
	senior bond, 3.50%, 11/01/24	United States	50,000,000		51,254,446
	senior bond, 2.625%, 8/15/26	United States	25,000,000		23,884,356
	senior bond, 4.522%, 9/15/48	United States	5,000,000		5,146,189
d	Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	60,000,000		61,575,000
	Zayo Group LLC/Zayo Capital Inc., senior note, 6.00%, 4/01/23	United States	38,700,000		39,377,250

					3,985,247,457

	Consumer Discretionary 2.2%
d	24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	150,959,000		151,713,795
	Alibaba Group Holding Ltd., senior note, 3.40%, 12/06/27	China	50,000,000		49,192,750
d	Allison Transmission Inc., senior bond, 144A, 5.875%, 6/01/29	United States	45,000,000		45,618,750
	Ford Motor Co.,
	senior bond, 4.75%, 1/15/43	United States	67,500,000		53,100,608
	senior note, 4.346%, 12/08/26	United States	125,000,000		116,231,710
	Ford Motor Credit Co. LLC,
	senior note, 3.336%, 3/18/21	United States	48,000,000		47,294,449
	senior note, 4.134%, 8/04/25	United States	125,000,000		115,606,876
	General Motors Co., senior bond, 5.15%, 4/01/38	United States	165,000,000		151,236,284
	General Motors Financial Co. Inc., senior note, 4.15%, 6/19/23	United States	75,000,000		75,779,735
d	Golden Nugget Inc., senior note, 144A, 6.75%, 10/15/24	United States	60,000,000		60,450,000
d	Hanesbrands Inc.,
	senior bond, 144A, 4.875%, 5/15/26	United States	54,000,000		53,546,400
	senior note, 144A, 4.625%, 5/15/24	United States	38,000,000		38,292,600
h	MGM Resorts International, senior note, 5.50%, 4/15/27	United States	75,000,000		76,312,500
d	Shea Homes LP/Shea Homes Funding Corp.,
	senior bond, 144A, 6.125%, 4/01/25	United States	105,500,000		101,016,250
	senior note, 144A, 5.875%, 4/01/23	United States	100,975,000		99,965,250

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)

		Country	Principal Amount	*	Value

	Corporate Bonds (continued)
	Consumer Discretionary (continued)
d	Tesla Inc., senior note, 144A, 5.30%, 8/15/25	United States	60,000,000		$52,200,000
d	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
	senior bond, 144A, 4.25%, 5/30/23	United States	84,000,000		82,845,000
	senior bond, 144A, 5.50%, 3/01/25	United States	147,500,000		146,025,000
	senior bond, 144A, 5.25%, 5/15/27	United States	99,827,000		94,586,083

					1,611,014,040
	Consumer Staples 0.9%
[d]	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., senior bond, 144A, 4.90%, 2/01/46	Belgium	25,000,000		25,161,691
	Anheuser-Busch InBev Worldwide Inc., senior bond, 4.00%, 4/13/28	Belgium	25,000,000		25,431,532
	BAT Capital Corp.,
	senior note, 3.222%, 8/15/24	United Kingdom	88,500,000		86,634,320
	senior note, 3.557%, 8/15/27	United Kingdom	170,000,000		161,263,452
	Kraft Heinz Foods Co.,
	senior bond, 3.95%, 7/15/25	United States	60,000,000		60,527,822
	senior bond, 4.625%, 1/30/29	United States	50,000,000		51,528,793
d	Post Holdings Inc.,
	senior bond, 144A, 5.00%, 8/15/26	United States	87,000,000		84,933,750
	senior bond, 144A, 5.625%, 1/15/28	United States	65,000,000		64,756,250
	Walmart Inc.,
	senior note, 3.40%, 6/26/23	United States	50,000,000		51,597,468
	senior note, 3.55%, 6/26/25	United States	50,000,000		51,979,807

					663,814,885
	Energy 7.3%
[d]	Ascent Resources Utica Holdings LLC/ARU Finance Corp., senior note, 144A, 10.00%, 4/01/22	United States	97,508,000		107,288,052
	Calumet Specialty Products Partners LP/Calumet Finance Corp.,
	senior note, 6.50%, 4/15/21	United States	446,754,000		440,052,690
	senior note, 7.625%, 1/15/22	United States	140,000,000		129,850,000
	senior note, 7.75%, 4/15/23	United States	99,100,000		88,694,500
	Canadian Natural Resources Ltd., senior bond, 3.85%, 6/01/27	Canada	35,000,000		35,094,780
	Chesapeake Energy Corp.,
	senior bond, 6.875%, 11/15/20	United States	95,000,000		98,087,500
	senior bond, 6.125%, 2/15/21	United States	231,500,000		239,602,500
	senior bond, 8.00%, 6/15/27	United States	269,500,000		266,805,000
	senior note, 6.625%, 8/15/20	United States	157,800,000		162,731,250
	senior note, 5.375%, 6/15/21	United States	108,523,000		108,523,000
	senior note, 4.875%, 4/15/22	United States	107,710,000		106,632,900
	senior note, 5.75%, 3/15/23	United States	124,251,000		121,455,352
	senior note, 7.00%, 10/01/24	United States	271,143,000		271,481,929
	senior note, 8.00%, 1/15/25	United States	549,500,000		563,237,500
	senior note, 7.50%, 10/01/26	United States	129,200,000		127,559,160
	[i] senior note, FRN, 6.037%, (3-month USD LIBOR + 3.25%), 4/15/19	United States	72,800,000		72,818,200
	Chevron Corp., senior note, 2.895%, 3/03/24	United States	30,000,000		30,396,849
	Energy Transfer Operating LP,
	senior bond, 5.25%, 4/15/29	United States	40,000,000		42,999,292
	senior note, 5.50%, 6/01/27	United States	74,000,000		80,428,808
	Ensco PLC,
	senior bond, 5.75%, 10/01/44	United States	50,000,000		32,375,000
	senior note, 7.75%, 2/01/26	United States	30,000,000		25,462,500

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Energy (continued)
	Gulfport Energy Corp.,
	senior note, 6.375%, 5/15/25	United States	20,000,000	$18,175,000
	senior note, 6.375%, 1/15/26	United States	30,000,000	26,850,000
	HighPoint Operating Corp.,
	senior bond, 7.00%, 10/15/22	United States	205,783,000	194,464,935
	senior note, 8.75%, 6/15/25	United States	163,955,000	156,577,025
	Kinder Morgan Inc.,
	senior bond, 7.75%, 1/15/32	United States	118,000,000	154,270,737
	[d] senior secured bond, first lien, 144A, 5.625%, 11/15/23	United States	86,200,000	94,542,698
	Matador Resources Co., senior note, 5.875%, 9/15/26	United States	89,000,000	89,222,500
	Sunoco LP/Sunoco Finance Corp., senior note, 5.50%, 2/15/26	United States	74,775,000	74,214,188
	Talos Production LLC/Talos Production Finance Inc., second lien, 11.00%, 4/03/22	United States	65,000,000	68,575,000
d	Transocean Inc., senior note, 144A, 7.25%, 11/01/25	United States	50,000,000	49,562,500
	Weatherford International LLC, senior note, 9.875%, 3/01/25	United States	93,000,000	66,030,000
	Weatherford International Ltd.,
	senior note, 5.125%, 9/15/20	United States	131,343,000	115,910,197
	senior note, 7.75%, 6/15/21	United States	605,829,000	545,246,100
	senior note, 4.50%, 4/15/22	United States	317,600,000	223,908,000
	senior note, 8.25%, 6/15/23	United States	286,600,000	204,202,500
	senior note, 9.875%, 2/15/24	United States	240,200,000	174,145,000
	The Williams Cos. Inc.,
	senior bond, 5.10%, 9/15/45	United States	3,000,000	3,092,772
	senior note, 4.55%, 6/24/24	United States	46,858,000	49,515,292
				5,460,081,206
	Financials 5.4%
d	Ashtead Capital Inc., secured bond, second lien, 144A, 4.375%, 8/15/27	United Kingdom	42,500,000	41,178,038
	Bank of America Corp.,
	[j] junior sub. bond, AA, 6.10% to 3/17/25, FRN thereafter, Perpetual	United States	80,000,000	84,724,400
	[j] junior sub. bond, U, 5.20% to 6/01/23, FRN thereafter, Perpetual	United States	75,000,000	75,424,875
	[j] junior sub. bond, X, 6.25% to 9/05/24, FRN thereafter, Perpetual	United States	85,000,000	90,418,750
	senior bond, 3.419% to 12/20/27, FRN thereafter, 12/20/28	United States	135,000,000	132,249,885
	senior note, 3.004% to 12/20/22, FRN thereafter, 12/20/23	United States	100,000,000	99,784,915
	Barclays PLC,
	senior note, 3.65%, 3/16/25	United Kingdom	50,000,000	48,961,000
	senior note, 4.375%, 1/12/26	United Kingdom	125,000,000	126,072,500
	senior note, 4.61% to 2/14/22, FRN thereafter, 2/15/23	United Kingdom	50,000,000	51,064,750
	Capital One Financial Corp.,
	senior sub. note, 4.20%, 10/29/25	United States	123,000,000	125,276,060
	sub. note, 3.75%, 7/28/26	United States	110,200,000	107,525,375
	Citigroup Inc.,
	[j] junior sub. bond, 5.35% to 5/15/23, FRN thereafter, Perpetual	United States	179,195,000	176,547,394
	[j] junior sub. bond, 5.90% to 2/15/23, FRN thereafter, Perpetual	United States	47,000,000	47,908,745
	[j] junior sub. bond, 5.95% to 1/30/23, FRN thereafter, Perpetual	United States	230,000,000	234,312,500
	[j] junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	247,500,000	251,976,037
	[j] junior sub. bond, O, 5.875% to 3/27/20, FRN thereafter, Perpetual	United States	177,000,000	178,831,065
	[j] junior sub. bond, Q, 5.95% to 8/15/20, FRN thereafter, Perpetual	United States	120,000,000	121,224,600
	sub. bond, 4.125%, 7/25/28	United States	165,000,000	166,232,618
	sub. note, 3.50%, 5/15/23	United States	45,000,000	45,672,593

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Financials (continued)
j	Fifth Third Bancorp, junior sub. bond, 5.10% to 6/30/23, FRN thereafter, Perpetual	United States	54,000,000	$51,784,650
	The Goldman Sachs Group Inc.,
	senior note, 3.50%, 11/16/26	United States	65,000,000	64,246,506
	senior note, 2.876% to 10/31/21, FRN thereafter, 10/31/22	United States	125,000,000	124,025,011
	senior note, 3.272% to 9/29/24, FRN thereafter, 9/29/25	United States	100,000,000	98,806,703
	HSBC Holdings PLC,
	senior note, 3.40%, 3/08/21	United Kingdom	25,000,000	25,222,375
	senior note, 4.292% to 9/12/25, FRN thereafter, 9/12/26	United Kingdom	125,000,000	128,565,000
j	JPMorgan Chase & Co.,
	junior sub. bond, 6.125% to 4/30/24, FRN thereafter, Perpetual	United States	60,000,000	63,000,000
	junior sub. bond, 6.75% to 2/01/24, FRN thereafter, Perpetual	United States	100,000,000	109,691,500
	[i] junior sub. bond, FRN, 6.221%, (3-month USD LIBOR + 3.47%), Perpetual	United States	419,616,000	422,333,014
	junior sub. bond, Q, 5.15% to 5/01/23, FRN thereafter, Perpetual	United States	100,000,000	100,842,500
	junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	105,000,000	109,532,325
	junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	200,000,000	199,150,000
	junior sub. bond, X, 6.10% to 10/01/24, FRN thereafter, Perpetual	United States	80,000,000	84,273,200
j	Morgan Stanley, junior sub. bond, 5.55% to 7/15/20, FRN thereafter, Perpetual	United States	58,000,000	59,032,690
	Prudential Financial Inc., junior sub. bond, 5.70% to 9/15/28, FRN thereafter, 9/15/48	United States	100,000,000	101,352,500
j	Wells Fargo & Co., junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	111,700,000	114,328,859

				4,061,572,933

	Health Care 12.9%
	AbbVie Inc.,
	senior bond, 3.20%, 5/14/26	United States	35,000,000	34,089,678
	senior note, 2.90%, 11/06/22	United States	35,000,000	34,943,522
	Allergan Funding SCS, senior bond, 3.80%, 3/15/25	United States	100,000,000	101,159,250
	AstraZeneca PLC,
	senior bond, 4.375%, 8/17/48	United Kingdom	10,500,000	10,829,070
	senior note, 2.375%, 11/16/20	United Kingdom	25,000,000	24,859,625
	senior note, 2.375%, 6/12/22	United Kingdom	31,500,000	31,113,968
d	Bausch Health Americas Inc., senior note, 144A, 9.25%, 4/01/26	United States	200,000,000	219,360,000
d	Bausch Health Cos. Inc.,
	senior bond, 144A, 6.125%, 4/15/25	United States	122,400,000	121,482,000
	senior note, 144A, 5.50%, 3/01/23	United States	70,526,000	71,131,113
	senior note, 144A, 5.875%, 5/15/23	United States	407,700,000	413,305,875
	senior note, 144A, 9.00%, 12/15/25	United States	105,000,000	114,455,250
	senior note, 144A, 8.50%, 1/31/27	United States	50,000,000	53,125,000
	senior note, first lien, 144A, 7.00%, 3/15/24	United States	77,300,000	81,976,650
	senior secured note, first lien, 144A, 6.50%, 3/15/22	United States	50,500,000	52,330,625
	senior secured note, first lien, 144A, 5.50%, 11/01/25	United States	91,000,000	93,275,000
d	Bayer U.S. Finance II LLC, senior note, 144A, 4.25%, 12/15/25	Germany	75,000,000	75,872,093
	CHS/Community Health Systems Inc.,
	senior note, 7.125%, 7/15/20	United States	27,341,000	26,315,713
	senior note, 6.875%, 2/01/22	United States	1,691,250,000	1,133,137,500
	[d] senior note, 144A, 8.125%, 6/30/24	United States	731,006,000	548,254,500
	[d] senior note, 144A, 11.00% to 6/22/19, 9.875% thereafter, 6/30/23	United States	1,430,000,000	1,173,500,900
	[d] senior secured note, 144A, 8.00%, 3/15/26	United States	85,000,000	81,540,500

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Health Care (continued)
	CHS/Community Health Systems Inc., (continued)
	senior secured note, first lien, 6.25%, 3/31/23	United States	355,000,000	$334,587,500
d	Cigna Corp.,
	senior bond, 144A, 4.90%, 12/15/48	United States	11,500,000	11,919,071
	senior secured note, 144A, 3.75%, 7/15/23	United States	60,000,000	61,580,801
	senior secured note, 144A, 4.125%, 11/15/25	United States	60,000,000	62,175,822
	CVS Health Corp.,
	senior bond, 4.30%, 3/25/28	United States	125,000,000	126,889,226
	senior bond, 5.05%, 3/25/48	United States	66,800,000	67,431,589
	senior note, 4.10%, 3/25/25	United States	75,000,000	77,114,446
	DaVita Inc.,
	senior bond, 5.125%, 7/15/24	United States	180,700,000	178,893,000
	senior bond, 5.00%, 5/01/25	United States	129,500,000	124,579,000
d	Endo DAC/Endo Finance LLC/Endo Finco Inc.,
	senior bond, 144A, 6.00%, 2/01/25	United States	106,600,000	77,818,000
	senior note, 144A, 6.00%, 7/15/23	United States	185,525,000	143,781,875
	HCA Inc.,
	senior bond, 5.875%, 5/01/23	United States	110,000,000	117,562,500
	senior bond, 5.625%, 9/01/28	United States	127,500,000	135,150,000
	senior note, 7.50%, 2/15/22	United States	70,000,000	77,371,000
	senior secured note, first lien, 5.00%, 3/15/24	United States	124,800,000	132,294,587
	Horizon Pharma USA Inc., senior note, 6.625%, 5/01/23	United States	105,963,000	109,450,295
	Mallinckrodt International Finance SA, senior bond, 4.75%, 4/15/23	United States	66,000,000	52,140,000
d	Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
	senior note, 144A, 4.875%, 4/15/20	United States	262,252,000	262,252,000
	senior note, 144A, 5.75%, 8/01/22	United States	300,000,000	285,000,000
	senior note, 144A, 5.625%, 10/15/23	United States	285,350,000	237,910,562
	senior note, 144A, 5.50%, 4/15/25	United States	137,500,000	107,937,500
	Mylan NV, senior note, 3.95%, 6/15/26	United States	141,000,000	135,156,255
d	Par Pharmaceutical Inc., senior secured note, 144A, 7.50%, 4/01/27	United States	100,000,000	101,625,000
	Tenet Healthcare Corp.,
	secured note, second lien, 5.125%, 5/01/25	United States	133,300,000	134,306,415
	senior note, 8.125%, 4/01/22	United States	899,900,000	971,532,040
	senior note, 6.75%, 6/15/23	United States	565,000,000	584,068,750
	senior note, 7.00%, 8/01/25	United States	140,000,000	141,937,600
	senior note, 6.875%, 11/15/31	United States	48,840,000	46,153,800
	[d] senior note, second lien, 144A, 6.25%, 2/01/27	United States	50,000,000	51,937,500
	senior secured note, first lien, 4.375%, 10/01/21	United States	130,000,000	132,912,000
	senior secured note, first lien, 4.625%, 7/15/24	United States	95,200,000	95,914,000

				9,675,439,966
	Industrials 0.7%
d	TransDigm Inc., senior secured note, 144A, 6.25%, 3/15/26	United States	75,000,000	78,000,000
	United Rentals North America Inc.,
	senior bond, 5.75%, 11/15/24	United States	56,050,000	57,801,563
	senior bond, 4.875%, 1/15/28	United States	116,000,000	113,123,200
	senior note, 6.50%, 12/15/26	United States	40,000,000	42,200,000
	United Technologies Corp.,
	senior bond, 4.50%, 6/01/42	United States	55,000,000	56,972,930
	senior note, 3.95%, 8/16/25	United States	25,000,000	26,004,873
	senior note, 3.125%, 5/04/27	United States	40,000,000	39,156,575

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Industrials (continued)
d	West Corp., senior note, 144A, 8.50%, 10/15/25	United States	16,800,000	$14,532,000
d	XPO Logistics Inc., senior note, 144A, 6.50%, 6/15/22	United States	88,789,000	91,075,317
				518,866,458
	Information Technology 0.5%
d	CommScope Inc., senior bond, 144A, 5.50%, 6/15/24	United States	80,000,000	78,628,000
d	Dell International LLC/EMC Corp.,
	senior secured note, first lien, 144A, 5.45%, 6/15/23	United States	69,750,000	74,371,284
	senior secured note, first lien, 144A, 4.90%, 10/01/26	United States	75,000,000	76,492,577
d	Microchip Technology Inc., senior secured note, first lien, 144A, 4.333%, 6/01/23	United States	79,000,000	80,791,644
	NCR Corp.,
	senior note, 5.00%, 7/15/22	United States	40,000,000	40,100,000
	senior note, 6.375%, 12/15/23	United States	35,000,000	36,073,800
				386,457,305
	Materials 1.4%
	Ball Corp., senior bond, 4.00%, 11/15/23	United States	60,000,000	60,600,000
d	BWAY Holding Co.,
	secured note, 144A, 5.50%, 4/15/24	United States	75,000,000	74,741,250
	senior note, 144A, 7.25%, 4/15/25	United States	189,500,000	183,458,740
d	Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	88,400,000	91,129,350
d	Cemex SAB de CV,
	senior secured bond, 144A, 7.75%, 4/16/26	Mexico	55,100,000	60,131,181
	senior secured bond, first lien, 144A, 5.70%, 1/11/25	Mexico	70,000,000	71,933,750
	Crown Americas LLC/Crown Americas Capital Corp. IV, senior bond, 4.50%, 1/15/23	United States	75,000,000	75,937,500
	DowDuPont Inc., senior note, 4.493%, 11/15/25	United States	50,000,000	53,347,859
d	FMG Resources (August 2006) Pty. Ltd.,
	senior note, 144A, 4.75%, 5/15/22	Australia	40,200,000	40,401,000
	senior note, 144A, 5.125%, 3/15/23	Australia	25,000,000	25,131,993
	senior note, 144A, 5.125%, 5/15/24	Australia	60,540,000	60,540,000
	Freeport-McMoRan Inc., senior bond, 3.875%, 3/15/23	United States	50,000,000	49,405,500
	International Paper Co.,
	senior bond, 3.00%, 2/15/27	United States	50,000,000	48,221,764
	senior bond, 4.40%, 8/15/47	United States	50,000,000	46,990,494
	LYB International Finance II BV, senior note, 3.50%, 3/02/27	United States	50,000,000	48,168,930
d	Syngenta Finance NV,
	senior note, 144A, 4.441%, 4/24/23	Switzerland	25,000,000	25,468,875
	senior note, 144A, 5.182%, 4/24/28	Switzerland	50,000,000	50,676,800

				1,066,284,986
	Real Estate 0.5%
	American Tower Corp., senior bond, 3.375%, 10/15/26	United States	50,000,000	48,817,341
	Equinix Inc., senior bond, 5.375%, 5/15/27	United States	90,000,000	94,500,000
	Iron Mountain Inc.,
	[d] senior note, 144A, 4.875%, 9/15/27	United States	135,610,000	130,863,650
	senior sub. bond, 5.75%, 8/15/24	United States	129,254,000	130,869,675
				405,050,666

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Utilities 1.5%
	The AES Corp., senior bond, 4.875%, 5/15/23	United States	50,000,000	$50,812,500
	Calpine Corp.,
	senior bond, 5.75%, 1/15/25	United States	70,000,000	69,825,000
	senior note, 5.375%, 1/15/23	United States	300,000,000	301,125,000
	senior note, 5.50%, 2/01/24	United States	186,500,000	186,033,750
	Ferrellgas LP/Ferrellgas Finance Corp.,
	senior note, 6.50%, 5/01/21	United States	79,295,000	69,878,719
	senior note, 6.75%, 1/15/22	United States	112,500,000	98,718,750
	senior note, 6.75%, 6/15/23	United States	88,500,000	77,658,750
	Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., senior note, 8.625%, 6/15/20	United States	49,900,000	37,924,000
	Sempra Energy, senior bond, 3.40%, 2/01/28	United States	50,000,000	48,317,471
	The Southern Co., junior sub. bond, 5.50% to 3/14/22, FRN thereafter, 3/15/57	United States	46,857,000	47,760,798
	Vistra Energy Corp., senior note, 5.875%, 6/01/23	United States	130,000,000	133,412,500

				1,121,467,238

	Total Corporate Bonds (Cost $29,087,999,325)			28,955,297,140

i,k	Senior Floating Rate Interests 2.4%
	Communication Services 0.7%
	Digicert Holdings Inc., First Lien Term Loan, 6.499%, (1-month USD LIBOR + 4.00%), 10/01/24	United States	44,663,062	44,011,741
	Global Eagle Entertainment Inc., Initial Term Loans, 10.011%, (6-month USD LIBOR + 7.50%), 1/06/23	United States	98,578,644	97,099,964
l	iHeartCommunications Inc., Tranche D Term Loan, 8.443%, (3-month USD LIBOR + 6.75%), 1/30/19	United States	200,000,000	143,250,000
	MH Sub I LLC & Micro Holding Corp., Amendment No. 2 Initial Term Loan, 6.236%, (1-month USD LIBOR + 3.75%), 9/15/24	United States	39,400,000	38,929,367
	Securus Technologies Holdings Inc.,
	Initial Term Loan, 6.999%, (1-month USD LIBOR + 4.50%), 11/01/24	United States	44,437,500	44,229,177
	Second Lien Initial Loan, 10.749%, (1-month USD LIBOR + 8.25%), 11/01/25	United States	30,000,000	29,550,000
	Sprint Communications Inc., 2018 Incremental Term Loans, 5.50%, (1-month USD LIBOR + 3.00%), 2/03/24	United States	99,750,000	98,190,209
	Univision Communications Inc., Term Loan, 5.249%, (1-month USD LIBOR + 2.75%), 3/15/24	United States	62,809,206	59,335,103

				554,595,561

	Consumer Discretionary 0.7%
	24 Hour Fitness Worldwide Inc., Term Loan, 5.999%, (1-month USD LIBOR + 3.50%), 5/30/25	United States	109,199,875	109,158,925
	Academy Ltd., Initial Term Loan, 6.489% - 6.49%, (1-month USD LIBOR + 4.00%), 7/02/22	United States	58,429,384	42,251,166
	Belk Inc., Closing Date Term Loan, 7.447%, (3-month USD LIBOR + 4.75%), 12/12/22.	United States	176,946,643	143,253,348
	LTI Holdings Inc., Initial Term Loans, 5.999%, (1-month USD LIBOR + 3.50%), 9/06/25	United States	29,850,000	28,805,250
	PetSmart Inc., Tranche B-2 Loans, 5.49%, (1-month USD LIBOR + 3.00%), 3/11/22	United States	62,609,826	56,317,852
	Stars Group Holdings BV, Stars Group (US), USD Term Loan, 6.101%, (3-month USD LIBOR + 3.50%), 7/10/25	United States	106,206,858	106,194,645

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)

		Country	Principal Amount*	Value
i,k	Senior Floating Rate Interests (continued)
	Consumer Discretionary (continued)
	Tenneco Inc., Tranche B Term Loan, 5.249%, (1-month USD LIBOR + 2.75%), 10/01/25	United States	49,875,000	$47,786,484

				533,767,670

	Consumer Staples 0.1%
	Almonde Inc., Tahoe Canada Bidco Inc. and Misys Europe SA, Dollar Term Loan, 6.101%, (3-month USD LIBOR + 3.50%), 6/13/24	United States	41,202,737	39,783,179

	Energy 0.1%
	NorthRiver Midstream Finance LP, Initial Term B Loan, 6.047%, (3-month USD LIBOR + 3.25%), 10/01/25	United States	39,800,000	39,750,250

	Financials 0.1%
	Russell Investments US Institutional Holdco Inc., Initial Term Loan, 5.851%, (3-month USD LIBOR + 3.25%), 6/01/23	United States	58,131,116	57,313,676

	Health Care 0.3%
	Amneal Pharmaceuticals LLC, Initial Term Loans, 6.00%, (1-month USD LIBOR + 3.50%), 5/04/25	United States	59,536,134	59,486,421
	Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, Initial Term Loans, 6.75%, (1-month USD LIBOR + 4.25%), 4/29/24	United States	78,600,000	77,396,477
	Horizon Pharma Inc., Fourth Amendment Refinancing Term Loans, 5.50%, (1-month USD LIBOR + 3.00%), 3/29/24	United States	20,044,222	20,077,956
	Mallinckrodt International Finance SA & Mallinckrodt CB LLC,
	2017 Term B Loans, 5.351%, (3-month USD LIBOR + 2.75%), 9/24/24	Luxembourg	27,174,234	25,407,909
	2018 Incremental Term Loans, 5.693%, (3-month USD LIBOR + 3.00%), 2/24/25	Luxembourg	33,802,911	31,943,751
	Valeant Pharmaceuticals International, First Incremental Term Loan, 5.231%, (1-month USD LIBOR + 2.75%), 11/27/25	United States	47,500,000	47,030,937

				261,343,451

	Industrials 0.3%
	Commercial Barge Line Co., Initial Term Loan, 11.249%, (1-month USD LIBOR + 8.75%), 11/12/20	United States	52,489,828	37,070,941
	Vertiv Group Corp., Term B Loans, 6.629%, (3-month USD LIBOR + 4.00%), 11/30/23	United States	114,327,586	107,753,750
	West Corp., Term B Loans, 6.629%, (3-month USD LIBOR + 4.00%), 10/10/24	United States	60,960,193	57,302,582

				202,127,273

	Information Technology 0.0%†
	Microchip Technology Inc., Initial Term Loan, 4.50%, (1-month USD LIBOR + 2.00%), 5/29/25	United States	33,474,043	33,144,525

	Materials 0.0%†
	BWAY Holding Co. Inc., Term Loan B, 6.033%, (3-month USD LIBOR + 3.25%), 4/03/24	United States	28,347,790	27,724,138

	Utilities 0.1%
	Talen Energy Supply LLC, Term B-1 Loans, 6.50%, (1-month USD LIBOR + 4.00%), 7/15/23	United States	51,590,987	51,255,646

	Total Senior Floating Rate Interests (Cost $1,894,011,724)			1,800,805,369

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)

		Country	Principal Amount	*	Value
	U.S. Government and Agency Securities 8.7%
	U.S. Treasury Bond, 3.00%, 2/15/49	United States	250,000,000		$259,589,845
	U.S. Treasury Note,
	1.00%, 6/30/19	United States	500,000,000		498,164,060
	1.875%, 12/31/19	United States	500,000,000		497,928,200
	2.25%, 3/31/20	United States	750,000,000		748,930,665
	2.50%, 5/31/20	United States	750,000,000		751,113,285
	2.50%, 6/30/20	United States	500,000,000		500,761,720
	2.875%, 10/31/20	United States	150,000,000		151,253,907
	2.50%, 2/28/21	United States	250,000,000		251,040,040
	2.375%, 3/15/21	United States	750,000,000		751,494,142
	2.625%, 6/15/21	United States	500,000,000		504,111,330
	2.75%, 8/15/21	United States	350,000,000		354,026,369
	2.75%, 4/30/23	United States	500,000,000		510,136,720
	2.75%, 5/31/23	United States	500,000,000		510,380,860
	2.875%, 5/31/25	United States	250,000,000		258,315,430

	Total U.S. Government and Agency Securities (Cost $6,492,268,777)				6,547,246,573

			Shares
	Escrows and Litigation Trusts 0.0%
a,m	Motors Liquidation Co., Escrow Account	United States	400,000,000		—
a,m	Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	11,000,000		—

	Total Escrows and Litigation Trusts (Cost $2,416,248)				—

		Number of Contracts	Notional Amount	*
	Options Purchased 0.3%
	Puts - Exchange-Traded
	S&P 500 Index, December Strike Price $2,650, Expires 12/20/19	5,000	500,000		41,100,000
	S&P 500 Index, December Strike Price $2,700, Expires 12/18/20	5,000	500,000		88,500,000
	S&P 500 Index, June Strike Price $2,700, Expires 6/19/20	5,000	500,000		68,500,000

	Total Options Purchased (Cost $287,550,551)				198,100,000

	Total Investments before Short Term Investments (Cost $69,671,423,471)				72,206,539,248

		Country	Principal Amount	*
	Short Term Investments 3.4%

	Corporate Bonds (Cost $12,071,863) 0.0%†
	CHS/Community Health Systems Inc., senior note, 8.00%, 11/15/19	United States	12,337,000		12,213,630

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)

		Country	Principal Amount		Value
	U.S. Government and Agency Securities (Cost $496,946,028) 0.7%
n	U.S. Treasury Bill, 5/14/19 - 8/15/19	United States	500,000,000		$497,042,750

	Total Investments before Money Market Funds (Cost $70,180,441,362)				72,715,795,628

			Shares
	Money Market Funds (Cost $2,018,865,765) 2.7%
o,p	Institutional Fiduciary Trust Money Market Portfolio, 2.10%	United States	2,018,865,765		2,018,865,765

	Total Investments (Cost $72,199,307,127) 99.6%				74,734,661,393
	Options Written (0.1)%				(67,461,259)
	Other Assets, less Liabilities 0.5%				365,422,071

	Net Assets 100.0%				$75,032,622,205

		Number of Contracts	Notional Amount	*
q	Options Written (0.1)%
	Calls - Exchange-Traded
	3M Co., April Strike Price $220, Expires 4/18/19	10,000	1,000,000		(110,000)
	Alphabet Inc., April Strike Price $1,225, Expires 4/18/19	1,820	182,000		(819,000)
	Apple Inc., April Strike Price $185, Expires 4/18/19	9,996	999,600		(6,897,240)
	Apple Inc., April Strike Price $190, Expires 4/18/19	10,000	1,000,000		(3,750,000)
	Bank of America Corp., April Strike Price $32, Expires 4/18/19	20,000	2,000,000		(20,000)
	BP PLC, April Strike Price $44, Expires 4/18/19	15,000	1,500,000		(795,000)
	Chevron Corp., June Strike Price $130, Expires 6/21/19	10,000	1,000,000		(1,140,000)
	Cummins Inc., April Strike Price $165, Expires 4/18/19	15,000	1,500,000		(615,000)
	Duke Energy Corp., April Strike Price $90, Expires 4/18/19	30,000	3,000,000		(3,420,000)
	Ford Motor Co., April Strike Price $9, Expires 4/18/19	100,000	10,000,000		(1,000,000)
	Ford Motor Co., June Strike Price $10, Expires 6/21/19	50,000	5,000,000		(400,000)
	General Motors Co., April Strike Price $39, Expires 4/18/19	50,000	5,000,000		(850,000)
	Intel Corp., April Strike Price $55, Expires 4/18/19	10,000	1,000,000		(420,000)
	Merck & Co. Inc., April Strike Price $80, Expires 4/18/19	10,000	1,000,000		(3,650,000)
	Merck & Co. Inc., June Strike Price $82.50, Expires 6/21/19	20,000	2,000,000		(5,940,000)
	PepsiCo. Inc., April Strike Price $120, Expires 4/18/19	10,000	1,000,000		(3,530,000)
	Pfizer Inc., April Strike Price $44, Expires 4/18/19	25,000	2,500,000		(250,000)
	Philip Morris International Inc., April Strike Price $85, Expires 4/18/19	17	1,700		(6,579)
	Philip Morris International Inc., April Strike Price $90, Expires 4/18/19	10,000	1,000,000		(1,120,000)
	Philip Morris International Inc., May Strike Price $95, Expires 5/17/19	15,000	1,500,000		(915,000)
	The Procter & Gamble Co., June Strike Price $105, Expires 6/21/19	20,000	2,000,000		(4,540,000)
	Rio Tinto PLC, April Strike Price $60, Expires 4/18/19	30,000	3,000,000		(5,700,000)
	Sempra Energy, April Strike Price $120, Expires 4/18/19	8,188	818,800		(5,158,440)
	The Southern Co., April Strike Price $49, Expires 4/18/19	10,000	1,000,000		(2,805,000)
	Target Corp., April Strike Price $80, Expires 4/18/19	20,000	2,000,000		(3,320,000)
	Target Corp., May Strike Price $82.50, Expires 5/17/19	10,000	1,000,000		(1,420,000)
	Texas Instruments Inc., April Strike Price $110, Expires 4/18/19	10,000	1,000,000		(620,000)
	Texas Instruments Inc., May Strike Price $115, Expires 5/17/19	20,000	2,000,000		(1,460,000)
	Wells Fargo & Co., April Strike Price $52.50, Expires 4/18/19	50,000	5,000,000		(300,000)

					(60,971,259)

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income Fund (continued)

	Number of Contracts	Notional Amount	*	Value
[q]Options Written (continued)
Puts - Exchange-Traded
3M Co., April Strike Price $195, Expires 4/18/19	10,000	1,000,000		$(560,000)
Bank of America Corp., May Strike Price $26, Expires 5/17/19	10,000	1,000,000		(390,000)
Bristol-Myers Squibb Co., April Strike Price $45, Expires 4/18/19	40,000	4,000,000		(1,280,000)
The Coca-Cola Co., April Strike Price $44, Expires 4/18/19	50,000	5,000,000		(200,000)
The Coca-Cola Co., June Strike Price $42, Expires 6/21/19	50,000	5,000,000		(1,000,000)
CVS Health Corp., April Strike Price $50, Expires 4/18/19	25,000	2,500,000		(650,000)
Schlumberger Ltd., April Strike Price $40, Expires 4/18/19	25,000	2,500,000		(500,000)
United Rentals Inc., May Strike Price $100, Expires 5/17/19	10,000	1,000,000		(1,910,000)

				(6,490,000)

Total Options Written (Premiums received $59,613,423)				$(67,461,259)

See Abbreviations on page 122.

†Rounds to less than 0.1% of net assets.

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bA portion or all of the security is held in connection with written option contracts open at period end.

cSee Note 1(f) regarding equity-linked securities.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31, 2019, the aggregate value of these securities was $17,550,648,489, representing 23.4% of net assets.

eSecurity purchased on a delayed delivery basis. See Note 1(c).

fSee Note 1(e) regarding index-linked notes.

gSecurity pays a fixed 2.00% coupon rate and a variable coupon based on the distribution of the Morgan Stanley Custom Enhanced SPX B DT Index 20 Delta. The coupon rate shown represents the combined rate at period end. Cash payment at maturity or upon early redemption is based on the performance of the Morgan Stanley Custom Enhanced SPX B Index 20 Delta.

hSecurity purchased on a when-issued basis. See Note 1(c).

iThe coupon rate shown represents the rate at period end.

jPerpetual security with no stated maturity date.

kSee Note 1(i) regarding senior floating rate interests.

lSee Note 7 regarding defaulted securities.

mFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

nThe security was issued on a discount basis with no stated coupon rate.

oSee Note 3(f) regarding investments in affiliated management investment companies.

pThe rate shown is the annualized seven-day effective yield at period end.

qSee Note 1(d) regarding written options.

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FRANKLIN CUSTODIAN FUNDS

Financial Highlights

Franklin U.S. Government Securities Fund

	Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30, 2018[a]
Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 5.86	$ 5.89

Income from investment operations[b]:

Net investment income[c]	0.08	0.01

Net realized and unrealized gains (losses)	0.11	(0.02)

Total from investment operations	0.19	(0.01)

Less distributions from net investment income	(0.09)	(0.02)

Net asset value, end of period	$ 5.96	$ 5.86

Total return[d]	3.28%	(0.23)%

Ratios to average net assets[e]

Expenses[f,g]	0.87%	0.86%

Net investment income	2.54%	2.40%

Supplemental data

Net assets, end of period (000’s)	$180,330	$4,472

Portfolio turnover rate	13.88%	44.67%

Portfolio turnover rate excluding mortgage dollar rolls[h]	13.88%	44.67%

aFor the period September 10, 2018 (effective date) to September 30, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)

	Six Months Ended
	March 31, 2019	Year Ended September 30,
	(unaudited)	2018	2017	2016	2015	2014
Class A1

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$ 5.85	$ 6.13	$ 6.35	$ 6.40	$ 6.48	$ 6.53

Income from investment operations[a]:

Net investment income[b]	0.08	0.15	0.13	0.14	0.15	0.17

Net realized and unrealized gains (losses)	0.12	(0.25)	(0.16)	0.01	(0.02)	0.01

Total from investment operations	0.20	(0.10)	(0.03)	0.15	0.13	0.18

Less distributions from net investment income	(0.09)	(0.18)	(0.19)	(0.20)	(0.21)	(0.23)

Net asset value, end of period	$ 5.96	$ 5.85	$ 6.13	$ 6.35	$ 6.40	$ 6.48

Total return[c]	3.48%	(1.60)%	(0.45)%	2.35%	2.07%	2.80%

Ratios to average net assets[d]

Expenses[e,f]	0.77%	0.76%	0.79%	0.76%	0.76%	0.75%

Net investment income	2.64%	2.50%	2.17%	2.21%	2.28%	2.62%

Supplemental data

Net assets, end of period (000’s)	$2,940,656	$3,099,373	$3,581,769	$4,235,819	$4,167,639	$4,323,990

Portfolio turnover rate	13.88%	44.67%	86.72%	92.18%	69.10%	69.73%

Portfolio turnover rate excluding mortgage dollar rolls[g]	13.88%	44.67%	86.72%	92.18%	58.70%	38.79%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)

	Six Months Ended
	March 31, 2019	Year Ended September 30,
	(unaudited)	2018	2017	2016		2015	2014
Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 5.81	$ 6.08	$ 6.30	$ 6.36		$ 6.44	$ 6.49

Income from investment operations[a]:

Net investment income[b]	0.06	0.12	0.10	0.11		0.11	0.14

Net realized and unrealized gains (losses)	0.13	(0.24)	(0.16)	—	[c]	(0.01)	0.01

Total from investment operations	0.19	(0.12)	(0.06)	0.11		0.10	0.15

Less distributions from net investment income	(0.08)	(0.15)	(0.16)	(0.17)		(0.18)	(0.20)

Net asset value, end of period	$ 5.92	$ 5.81	$ 6.08	$ 6.30		$ 6.36	$ 6.44

Total return[d]	3.24%	(1.94)%	(0.96)%	1.70%		1.57%	2.30%

Ratios to average net assets[e]

Expenses[f,g]	1.27%	1.26%	1.29%	1.26%		1.26%	1.25%

Net investment income	2.14%	2.00%	1.67%	1.71%		1.78%	2.12%

Supplemental data

Net assets, end of period (000’s)	$434,389	$571,525	$797,394	$1,034,410		$1,040,294	$1,190,720

Portfolio turnover rate	13.88%	44.67%	86.72%	92.18%		69.10%	69.73%

Portfolio turnover rate excluding mortgage dollar rolls[h]	13.88%	44.67%	86.72%	92.18%		58.70%	38.79%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)

	Six Months Ended
	March 31, 2019	Year Ended September 30,
	(unaudited)	2018	2017	2016		2015	2014
Class R

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$ 5.85	$ 6.12	$ 6.34	$ 6.40		$ 6.48	$ 6.53

Income from investment operations[a]:

Net investment income[b]	0.07	0.13	0.11	0.12		0.13	0.15

Net realized and unrealized gains (losses)	0.12	(0.24)	(0.16)	—	[c]	(0.02)	0.01

Total from investment operations	0.19	(0.11)	(0.05)	0.12		0.11	0.16

Less distributions from net investment income	(0.08)	(0.16)	(0.17)	(0.18)		(0.19)	(0.21)

Net asset value, end of period	$ 5.96	$ 5.85	$ 6.12	$ 6.34		$ 6.40	$ 6.48

Total return[d]	3.30%	(1.78)%	(0.81)%	1.84%		1.71%	2.44%

Ratios to average net assets[e]

Expenses[f,g]	1.11%	1.11%	1.13%	1.11%		1.11%	1.10%

Net investment income	2.30%	2.15%	1.83%	1.86%		1.93%	2.27%

Supplemental data

Net assets, end of period (000’s)	$30,693	$31,144	$38,363	$59,785		$64,689	$74,442

Portfolio turnover rate	13.88%	44.67%	86.72%	92.18%		69.10%	69.73%

Portfolio turnover rate excluding mortgage dollar rolls[h]	13.88%	44.67%	86.72%	92.18%		58.70%	38.79%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)

	Six Months Ended
	March 31, 2019	Year Ended September 30,
	(unaudited)	2018	2017	2016	2015	2014
Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 5.87	$ 6.15	$ 6.37	$ 6.42	$ 6.50	$ 6.55

Income from investment operations[a]:

Net investment income[b]	0.09	0.17	0.15	0.16	0.17	0.19

Net realized and unrealized gains (losses)	0.12	(0.25)	(0.16)	0.01	(0.02)	0.01

Total from investment operations	0.21	(0.08)	(0.01)	0.17	0.15	0.20

Less distributions from net investment income	(0.10)	(0.20)	(0.21)	(0.22)	(0.23)	(0.25)

Net asset value, end of period	$ 5.98	$ 5.87	$ 6.15	$ 6.37	$ 6.42	$ 6.50

Total return[c]	3.61%	(1.33)%	(0.16)%	2.63%	2.35%	3.08%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates and expense reduction	0.50%	0.49%	0.48%	0.48%	0.47%	0.47%

Expenses net of waiver and payments by affiliates and expense reduction[e]	0.50%[f]	0.48%	0.48%[f]	0.48%[f]	0.47%[f]	0.47%[f]

Net investment income	2.91%	2.78%	2.48%	2.49%	2.57%	2.90%

Supplemental data

Net assets, end of period (000’s)	$793,247	$694,813	$446,174	$624,619	$375,644	$497,246

Portfolio turnover rate	13.88%	44.67%	86.72%	92.18%	69.10%	69.73%

Portfolio turnover rate excluding mortgage dollar rolls[g]	13.88%	44.67%	86.72%	92.18%	58.70%	38.79%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)

	Six Months Ended March 31, 2019 (unaudited)
			Year Ended September 30,
		2018	2017	2016	2015	2014
Advisor Class

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$5.87	$6.15	$6.37	$6.42	$6.50	$6.55
Income from investment operations[a]:
Net investment income[b]	0.08	0.16	0.15	0.15	0.16	0.18
Net realized and unrealized gains (losses)	0.13	(0.25)	(0.17)	0.01	(0.02)	0.01
Total from investment operations	0.21	(0.09)	(0.02)	0.16	0.14	0.19
Less distributions from net investment income	(0.10)	(0.19)	(0.20)	(0.21)	(0.22)	(0.24)
Net asset value, end of period	$5.98	$5.87	$6.15	$6.37	$6.42	$6.50

Total return[c]	3.55%	(1.45)%	(0.30)%	2.49%	2.21%	2.94%

Ratios to average net assets[d]
Expenses[e,f]	0.62%	0.61%	0.64%	0.61%	0.61%	0.60%
Net investment income	2.79%	2.65%	2.32%	2.36%	2.43%	2.77%

Supplemental data
Net assets, end of period (000’s)	$877,978	$720,281	$854,640	$718,975	$622,339	$652,737
Portfolio turnover rate	13.88%	44.67%	86.72%	92.18%	69.10%	69.73%
Portfolio turnover rate excluding mortgage dollar rolls[g]	13.88%	44.67%	86.72%	92.18%	58.70%	38.79%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN CUSTODIAN FUNDS

Statement of Investments, March 31, 2019 (unaudited)

Franklin U.S. Government Securities Fund

	Principal Amount	Value
Mortgage-Backed Securities 93.4%
Government National Mortgage Association (GNMA) Fixed Rate 93.4%
GNMA I SF 30 Year, 3.50%, 4/15/43 - 5/15/43	$25,824,245	$26,527,132
GNMA I SF 30 Year, 4.00%, 10/15/40 - 2/15/45	50,147,863	52,128,154
GNMA I SF 30 Year, 4.00%, 8/15/44	16,212,288	16,847,678
GNMA I SF 30 Year, 4.00%, 2/15/45 - 8/15/46	35,169,789	36,543,420
GNMA I SF 30 Year, 4.50%, 2/15/39 - 1/15/40	48,083,897	50,734,569
GNMA I SF 30 Year, 4.50%, 3/15/39	15,029,545	15,824,494
GNMA I SF 30 Year, 4.50%, 1/15/40 - 6/15/40	44,852,032	47,253,759
GNMA I SF 30 Year, 4.50%, 6/15/40	12,182,888	12,866,364
GNMA I SF 30 Year, 4.50%, 6/15/40 - 8/15/40	43,810,554	46,139,747
GNMA I SF 30 Year, 4.50%, 8/15/40 - 6/15/41	32,851,750	34,682,004
GNMA I SF 30 Year, 5.00%, 2/15/33 - 11/15/33	47,226,745	50,555,882
GNMA I SF 30 Year, 5.00%, 11/15/33 - 8/15/39	48,340,429	51,733,583
GNMA I SF 30 Year, 5.00%, 8/15/39	18,599,144	19,983,687
GNMA I SF 30 Year, 5.00%, 8/15/39 - 12/15/39	47,800,080	51,291,074
GNMA I SF 30 Year, 5.00%, 10/15/39	12,567,551	13,501,007
GNMA I SF 30 Year, 5.00%, 10/15/39	16,747,995	17,995,020
GNMA I SF 30 Year, 5.00%, 11/15/39	22,383,460	24,052,894
GNMA I SF 30 Year, 5.00%, 12/15/39 - 5/15/40	45,847,360	48,972,456
GNMA I SF 30 Year, 5.00%, 2/15/40	11,930,319	12,814,930
GNMA I SF 30 Year, 5.00%, 3/15/40	13,974,043	15,015,836
GNMA I SF 30 Year, 5.00%, 5/15/40 - 6/15/40	27,930,921	29,769,160
GNMA I SF 30 Year, 5.00%, 9/15/40	18,602,498	19,984,154
GNMA I SF 30 Year, 5.50%, 5/15/28 - 6/15/33	47,747,933	52,070,752
GNMA I SF 30 Year, 5.50%, 6/15/33 - 8/15/37	47,976,565	52,335,571
GNMA I SF 30 Year, 5.50%, 2/15/38 - 2/15/40	42,231,720	46,242,345
GNMA I SF 30 Year, 6.00%, 10/15/23 - 9/15/34	47,181,790	51,708,574
GNMA I SF 30 Year, 6.00%, 9/15/34 - 1/15/38	47,617,244	52,497,191
GNMA I SF 30 Year, 6.00%, 1/15/38 - 12/15/39	25,960,363	28,711,425
GNMA I SF 30 Year, 6.50%, 5/15/23 - 8/15/37	37,466,086	41,473,004
GNMA I SF 30 Year, 7.00%, 3/15/22 - 9/15/32	25,654,894	27,954,938
GNMA I SF 30 Year, 7.25%, 12/15/25 - 1/15/26	75,433	76,546
GNMA I SF 30 Year, 7.50%, 6/15/21 - 8/15/33	6,859,352	7,334,621
GNMA I SF 30 Year, 7.70%, 1/15/21 - 10/15/21	17,212	17,238
GNMA I SF 30 Year, 8.00%, 2/15/20 - 9/15/30	2,411,697	2,464,639
GNMA I SF 30 Year, 8.50%, 9/15/19 - 5/15/25	367,169	374,222
GNMA I SF 30 Year, 9.00%, 10/15/19 - 7/15/23	276,263	280,292
GNMA I SF 30 Year, 9.50%, 8/15/19 - 8/15/22	240,367	241,582
GNMA I SF 30 Year, 10.00%, 9/15/19 - 3/15/25	92,526	92,977
GNMA I SF 30 Year, 10.50%, 6/15/19 - 10/15/21	17,818	17,865
GNMA I SF 30 Year, 11.00%, 7/15/19 - 4/15/21	364	363
GNMA II SF 30 Year, 3.00%, 2/20/45	7,992,642	8,077,836
GNMA II SF 30 Year, 3.00%, 3/20/46	135,583,619	136,526,032
GNMA II SF 30 Year, 3.00%, 4/20/46	77,207,356	77,744,183
GNMA II SF 30 Year, 3.00%, 7/20/47	230,303,604	231,697,100
GNMA II SF 30 Year, 3.50%, 10/20/40 - 5/20/43	31,434,042	32,246,385
GNMA II SF 30 Year, 3.50%, 7/20/42	46,933,805	48,142,738
GNMA II SF 30 Year, 3.50%, 8/20/42	16,281,083	16,700,580
GNMA II SF 30 Year, 3.50%, 9/20/42	108,432,846	111,225,763
GNMA II SF 30 Year, 3.50%, 10/20/42	22,311,187	22,886,151
GNMA II SF 30 Year, 3.50%, 11/20/42	18,706,604	19,188,758
GNMA II SF 30 Year, 3.50%, 4/20/43	22,740,494	23,325,697

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin U.S. Government Securities Fund (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA II SF 30 Year, 3.50%, 5/20/43	$30,950,646	$31,747,899
GNMA II SF 30 Year, 3.50%, 6/20/43	35,565,249	36,481,164
GNMA II SF 30 Year, 3.50%, 8/20/43	25,354,863	26,007,927
GNMA II SF 30 Year, 3.50%, 9/20/47	684,270,409	700,107,122
GNMA II SF 30 Year, 3.50%, 11/20/47	674,740,765	690,224,399
GNMA II SF 30 Year, 3.50%, 2/20/48	283,161,048	289,609,737
GNMA II SF 30 Year, 4.00%, 5/20/40 - 10/20/48	30,211,566	31,346,876
GNMA II SF 30 Year, 4.00%, 11/20/40	30,898,567	32,200,542
GNMA II SF 30 Year, 4.00%, 12/20/40	18,240,218	19,008,182
GNMA II SF 30 Year, 4.00%, 1/20/41	20,084,387	20,929,628
GNMA II SF 30 Year, 4.00%, 7/20/41	24,539,546	25,572,057
GNMA II SF 30 Year, 4.00%, 9/20/41	29,083,241	30,307,127
GNMA II SF 30 Year, 4.00%, 10/20/41	35,738,287	37,241,334
GNMA II SF 30 Year, 4.00%, 11/20/41	33,004,708	34,393,942
GNMA II SF 30 Year, 4.00%, 2/20/44	20,279,607	21,016,341
GNMA II SF 30 Year, 4.00%, 4/20/48	94,378,748	97,562,035
GNMA II SF 30 Year, 4.00%, 6/20/48	80,603,519	83,322,183
GNMA II SF 30 Year, 4.00%, 9/20/48	248,369,464	256,746,681
GNMA II SF 30 Year, 4.00%, 11/20/48	98,916,893	102,253,246
GNMA II SF 30 Year, 4.50%, 5/20/33 - 6/20/41	45,776,042	48,202,746
GNMA II SF 30 Year, 4.50%, 12/20/39	20,626,284	21,728,009
GNMA II SF 30 Year, 4.50%, 5/20/41	26,966,779	28,407,781
GNMA II SF 30 Year, 4.50%, 6/20/41	32,542,570	34,278,136
GNMA II SF 30 Year, 4.50%, 7/20/41	35,252,576	37,130,439
GNMA II SF 30 Year, 4.50%, 8/20/41 - 8/20/42	6,217,935	6,549,132
GNMA II SF 30 Year, 4.50%, 9/20/41	47,596,979	50,128,410
GNMA II SF 30 Year, 4.50%, 10/20/41	35,408,266	37,293,706
GNMA II SF 30 Year, 4.50%, 2/20/44	19,113,994	20,120,789
GNMA II SF 30 Year, 5.00%, 7/20/33 - 9/20/41	44,496,416	47,669,408
GNMA II SF 30 Year, 5.00%, 9/20/33	20,001,765	21,408,424
GNMA II SF 30 Year, 5.00%, 7/20/39	11,539,393	12,351,012
GNMA II SF 30 Year, 5.00%, 6/20/40	13,872,007	15,015,278
GNMA II SF 30 Year, 5.50%, 6/20/34 - 1/20/36	46,173,464	50,668,915
GNMA II SF 30 Year, 5.50%, 12/20/34	12,860,075	14,102,271
GNMA II SF 30 Year, 5.50%, 2/20/36 - 4/20/40	17,201,542	18,700,047
GNMA II SF 30 Year, 6.00%, 10/20/23 - 12/20/37	44,459,137	49,848,532
GNMA II SF 30 Year, 6.00%, 1/20/38 - 7/20/39	12,857,107	14,259,074
GNMA II SF 30 Year, 6.50%, 6/20/24 - 1/20/39	19,193,539	21,801,661
GNMA II SF 30 Year, 7.00%, 2/20/28 - 7/20/33	4,921,114	5,715,860
GNMA II SF 30 Year, 7.50%, 10/20/22 - 4/20/32	955,446	1,056,645
GNMA II SF 30 Year, 8.00%, 5/20/24 - 6/20/30	477,298	541,629
GNMA II SF 30 Year, 8.50%, 5/20/19 - 6/20/25	75,314	77,186
GNMA II SF 30 Year, 9.00%, 10/20/21 - 11/20/21	18,237	18,690
GNMA II SF 30 Year, 9.50%, 1/20/20 - 4/20/25	25,425	25,635
GNMA II SF 30 Year, 10.00%, 6/20/19 - 3/20/21	22,543	22,784
GNMA II SF 30 Year, 10.50%, 4/20/19 - 1/20/21	12,485	12,515
GNMA II SF 30 Year, 11.00%, 1/20/21	2,177	2,183
Total Mortgage-Backed Securities (Cost $4,896,170,598)		4,910,087,691

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin U.S. Government Securities Fund (continued)

	Principal Amount	Value
U.S. Government and Agency Securities (Cost $89,492,706) 1.7%
U.S. Treasury Bond, 4.75%, 2/15/37	$ 67,500,000	$88,730,859

Total Investments before Short Term Investments (Cost $4,985,663,304)		4,998,818,550

	Shares

Short Term Investments (Cost $247,733,929) 4.7%

Money Market Funds 4.7%
[a,b] Institutional Fiduciary Trust Money Market Portfolio, 2.10%	247,733,929	247,733,929

Total Investments (Cost $5,233,397,233) 99.8%		5,246,552,479
Other Assets, less Liabilities 0.2%		10,740,342

Net Assets 100.0%		$5,257,292,821

See Abbreviations on page 122.

aSee Note 3(f) regarding investments in affiliated management investment companies.

bThe rate shown is the annualized seven-day effective yield at period end.

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FRANKLIN CUSTODIAN FUNDS

Financial Highlights

Franklin Utilities Fund

	Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30, 2018[a]
Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$18.66	$19.16

Income from investment operations[b]:

Net investment income[c]	0.28	0.02

Net realized and unrealized gains (losses)	2.18	(0.52)

Total from investment operations	2.46	(0.50)

Less distributions from:

Net investment income	(0.26)	—

Net realized gains	(0.58)	—

Total distributions	(0.84)	—

Net asset value, end of period	$20.28	$18.66

Total return[d]	13.47%	(2.61)%

Ratios to average net assets[e]

Expenses[f,g]	0.83%	0.84%

Net investment income	2.62%	2.62%

Supplemental data

Net assets, end of period (000’s)	$282,536	$3,536

Portfolio turnover rate	2.63%	4.58%

aFor the period September 10, 2018 (effective date) to September 30, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)

	Six Months Ended
	March 31, 2019	Year Ended September 30,
	(unaudited)	2018	2017	2016	2015	2014
Class A1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$18.66	$19.18	$17.85	$16.08	$16.58	$14.62
Income from investment operations[a]:

Net investment income[b]	0.26	0.50	0.53	0.48	0.49	0.49

Net realized and unrealized gains (losses)	2.21	(0.17)	1.30	2.31	(0.09)	2.00

Total from investment operations	2.47	0.33	1.83	2.79	0.40	2.49

Less distributions from:

Net investment income	(0.27)	(0.54)	(0.49)	(0.50)	(0.48)	(0.49)

Net realized gains	(0.58)	(0.31)	(0.01)	(0.52)	(0.42)	(0.04)

Total distributions	(0.85)	(0.85)	(0.50)	(1.02)	(0.90)	(0.53)

Net asset value, end of period	$20.28	$18.66	$19.18	$17.85	$16.08	$16.58

Total return[c]	13.53%	1.68%	10.38%	18.23%	2.19%	17.24%

Ratios to average net assets[d]

Expenses[e]	0.73% [f]	0.74%[f]	0.75%[f]	0.73% [f]	0.73%	0.75% [f]

Net investment income	2.72%	2.72%	2.86%	2.81%	2.88%	3.05%

Supplemental data

Net assets, end of period (000’s)	$3,893,222	$3,654,795	$4,182,780	$4,180,124	$3,524,835	$3,717,397

Portfolio turnover rate	2.63%	4.58%	0.89%	7.17%	9.55%	8.10%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)

	Six Months Ended March 31, 2019 (unaudited)
		Year Ended September 30,
		2018	2017	2016	2015	2014
Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$18.57	$19.09	$17.76	$16.01	$16.50	$14.56

Income from investment operations[a]:

Net investment income[b]	0.20	0.41	0.43	0.39	0.40	0.41

Net realized and unrealized gains (losses)	2.21	(0.18)	1.30	2.30	(0.08)	1.98

Total from investment operations	2.41	0.23	1.73	2.69	0.32	2.39

Less distributions from:

Net investment income	(0.23)	(0.44)	(0.39)	(0.42)	(0.39)	(0.41)

Net realized gains	(0.58)	(0.31)	(0.01)	(0.52)	(0.42)	(0.04)

Total distributions	(0.81)	(0.75)	(0.40)	(0.94)	(0.81)	(0.45)

Net asset value, end of period	$20.17	$18.57	$19.09	$17.76	$16.01	$16.50

Total return[c]	13.21%	1.18%	9.88%	17.59%	1.74%	16.61%

Ratios to average net assets[d]

Expenses[e]	1.23% [f]	1.24% [f]	1.25% [f]	1.23% [f]	1.23%	1.25% [f]

Net investment income	2.22%	2.22%	2.36%	2.31%	2.38%	2.55%

Supplemental data

Net assets, end of period (000’s)	$743,805	$834,070	$981,515	$1,064,065	$931,800	$986,318

Portfolio turnover rate	2.63%	4.58%	0.89%	7.17%	9.55%	8.10%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	85

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)

	Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30,
		2018	2017	2016	2015	2014

Class R

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$18.59	$19.11	$17.78	$16.02	$16.52	$14.58
Income from investment operations[a]:
Net investment income[b]	0.23	0.44	0.46	0.42	0.42	0.43
Net realized and unrealized gains (losses)	2.20	(0.18)	1.30	2.30	(0.09)	1.99
Total from investment operations	2.43	0.26	1.76	2.72	0.33	2.42
Less distributions from:
Net investment income	(0.24)	(0.47)	(0.42)	(0.44)	(0.41)	(0.44)
Net realized gains	(0.58)	(0.31)	(0.01)	(0.52)	(0.42)	(0.04)
Total distributions	(0.82)	(0.78)	(0.43)	(0.96)	(0.83)	(0.48)
Net asset value, end of period	$20.20	$18.59	$19.11	$17.78	$16.02	$16.52

Total return[c]	13.33%	1.33%	10.04%	17.81%	1.83%	16.75%

Ratios to average net assets[d]
Expenses[e]	1.08% [f]	1.09% [f]	1.10% [f]	1.08% [f]	1.08%	1.10%[f]
Net investment income	2.37%	2.37%	2.51%	2.46%	2.53%	2.70%

Supplemental data
Net assets, end of period (000’s)	$84,299	$72,927	$94,465	$103,247	$83,271	$95,498
Portfolio turnover rate	2.63%	4.58%	0.89%	7.17%	9.55%	8.10%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)

	Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30,
		2018	2017	2016	2015	2014
Class R6

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$18.81	$19.32	$17.97	$16.18	$16.68	$14.71
Income from investment operations[a]:
Net investment income[b]	0.28	0.55	0.58	0.53	0.53	0.53
Net realized and unrealized gains (losses)	2.23	(0.17)	1.31	2.32	(0.09)	2.01
Total from investment operations	2.51	0.38	1.89	2.85	0.44	2.54
Less distributions from:
Net investment income	(0.30)	(0.58)	(0.53)	(0.54)	(0.52)	(0.53)
Net realized gains	(0.58)	(0.31)	(0.01)	(0.52)	(0.42)	(0.04)
Total distributions	(0.88)	(0.89)	(0.54)	(1.06)	(0.94)	(0.57)
Net asset value, end of period	$20.44	$18.81	$19.32	$17.97	$16.18	$16.68

Total return[c]	13.60%	1.97%	10.70%	18.55%	2.45%	17.51%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	0.53%	0.52%	0.48%	0.47%	0.47%	0.48%
Expenses net of waiver and payments by affiliates	0.50% [e]	0.48% [e]	0.48% [e,f]	0.47% [e,f]	0.47% [f]	0.48%[e,f]
Net investment income	2.95%	2.98%	3.13%	3.07%	3.14%	3.32%

Supplemental data
Net assets, end of period (000’s)	$236,745	$230,393	$241,455	$219,587	$201,225	$236,437
Portfolio turnover rate	2.63%	4.58%	0.89%	7.17%	9.55%	8.10%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)

	Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30,
		2018	2017	2016	2015	2014
Advisor Class

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$18.81	$19.32	$17.97	$16.19	$16.68	$14.71
Income from investment operations[a]:
Net investment income[b]	0.28	0.54	0.57	0.51	0.52	0.52
Net realized and unrealized gains (losses)	2.23	(0.18)	1.30	2.32	(0.09)	2.00
Total from investment operations	2.51	0.36	1.87	2.83	0.43	2.52
Less distributions from:
Net investment income	(0.29)	(0.56)	(0.51)	(0.53)	(0.50)	(0.51)
Net realized gains	(0.58)	(0.31)	(0.01)	(0.52)	(0.42)	(0.04)
Total distributions	(0.87)	(0.87)	(0.52)	(1.05)	(0.92)	(0.55)
Net asset value, end of period	$20.45	$18.81	$19.32	$17.97	$16.19	$16.68

Total return[c]	13.61%	1.82%	10.64%	18.34%	2.40%	17.37%

Ratios to average net assets[d]
Expenses[e]	0.58% [f]	0.59% [f]	0.60% [f]	0.58% [f]	0.58%	0.60%[f]
Net investment income	2.87%	2.87%	3.01%	2.96%	3.03%	3.20%

Supplemental data
Net assets, end of period (000’s)	$1,006,926	$927,845	$963,228	$755,484	$549,371	$562,202
Portfolio turnover rate	2.63%	4.58%	0.89%	7.17%	9.55%	8.10%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN CUSTODIAN FUNDS

Statement of Investments, March 31, 2019 (unaudited)

Franklin Utilities Fund

		Country	Shares	Value
	Common Stocks 98.8%
	Electric Utilities 55.7%
	Alliant Energy Corp.	United States	3,800,000	$179,094,000
	American Electric Power Co. Inc.	United States	3,800,000	318,250,000
	Duke Energy Corp.	United States	3,050,000	274,500,000
	Edison International	United States	2,800,000	173,376,000
	Emera Inc.	Canada	2,000,000	74,810,989
	Entergy Corp.	United States	2,100,000	200,823,000
	Evergy Inc.	United States	4,200,000	243,810,000
	Eversource Energy	United States	2,300,000	163,185,000
	Exelon Corp.	United States	6,600,000	330,858,000
	FirstEnergy Corp.	United States	4,500,000	187,245,000
	NextEra Energy Inc.	United States	2,750,000	531,630,000
	OGE Energy Corp.	United States	1,400,000	60,368,000
a	PG&E Corp.	United States	400,000	7,120,000
	Pinnacle West Capital Corp.	United States	1,350,000	129,033,000
	PNM Resources Inc.	United States	2,000,070	94,683,314
	PPL Corp.	United States	2,200,000	69,828,000
	The Southern Co.	United States	3,800,000	196,384,000
	Xcel Energy Inc.	United States	4,400,000	247,324,000

				3,482,322,303
	Gas Utilities 1.3%
	Atmos Energy Corp.	United States	250,000	25,732,500
	Spire Inc.	United States	700,000	57,603,000

				83,335,500
	Multi-Utilities 32.7%
	Ameren Corp.	United States	1,200,000	88,260,000
	Black Hills Corp.	United States	500,000	37,035,000
	CenterPoint Energy Inc.	United States	5,000,000	153,500,000
	CMS Energy Corp.	United States	5,000,000	277,700,000
	Consolidated Edison Inc.	United States	1,500,000	127,215,000
	Dominion Energy Inc.	United States	4,350,000	333,471,000
	DTE Energy Co.	United States	1,500,000	187,110,000
	E.ON SE	Germany	2,000,000	22,241,537
	National Grid PLC	United Kingdom	5,999,933	66,502,038
	NiSource Inc.	United States	3,600,000	103,176,000
	NorthWestern Corp.	United States	596,800	42,020,688
	Public Service Enterprise Group Inc.	United States	2,800,000	166,348,000
	Sempra Energy	United States	2,200,000	276,892,000
	WEC Energy Group Inc.	United States	2,000,000	158,160,000

				2,039,631,263
	Oil, Gas & Consumable Fuels 5.6%
	Enbridge Inc.	Canada	700,000	25,382,000
	Kinder Morgan Inc.	United States	4,800,000	96,048,000
	ONEOK Inc.	United States	568,200	39,683,088
	Targa Resources Corp.	United States	900,000	37,395,000
	TransCanada Corp.	Canada	800,000	35,942,810
	The Williams Cos. Inc.	United States	4,000,000	114,880,000

				349,330,898

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Utilities Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Water Utilities 3.5%
American Water Works Co. Inc.	United States	1,500,000	$156,390,000
United Utilities Group PLC	United Kingdom	6,000,000	63,657,575

			220,047,575

Total Common Stocks (Cost $3,012,282,377)			6,174,667,539

		Principal Amount
Corporate Bonds (Cost $6,088,634) 0.1%
Multi-Utilities 0.1%
Aquila Inc., senior note, 8.27%, 11/15/21	United States	$6,100,000	6,859,155

Total Investments before Short Term Investments (Cost $3,018,371,011)			6,181,526,694

		Shares
Short Term Investments (Cost $62,743,460) 1.0%

Money Market Funds 1.0%
[b,c]Institutional Fiduciary Trust Money Market Portfolio, 2.10%	United States	62,743,460	62,743,460

Total Investments (Cost $3,081,114,471) 99.9%			6,244,270,154
Other Assets, less Liabilities 0.1%			3,262,833

Net Assets 100.0%			$6,247,532,987

aNon-income producing.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

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FRANKLIN CUSTODIAN FUNDS

Financial Statements

Statements of Assets and Liabilities

March 31, 2019 (unaudited)

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,913,912,166	$5,254,067,834	$70,180,441,362
Cost - Non-controlled affiliates (Note 3f and 9)	231,269,009	199,173,181	2,018,865,765

Value - Unaffiliated issuers	$7,306,290,398	$15,451,249,065	$72,715,795,628
Value - Non-controlled affiliates (Note 3f and 9)	231,269,009	199,173,181	2,018,865,765
Cash	—	1,102,275	28,501,435
Receivables:
Investment securities sold	—	—	515,007,702
Capital shares sold	29,667,144	21,241,147	64,365,044
Dividends and interest	1,639,202	7,756,760	704,283,476
Other assets	6,669	14,875	103,543

Total assets	7,568,872,422	15,680,537,303	76,046,922,593

Liabilities:
Payables:
Investment securities purchased	19,342,400	21,729,600	796,823,119
Capital shares redeemed	9,236,559	27,613,581	86,975,475
Management fees	2,801,825	5,671,193	23,004,101
Distribution fees	2,486,806	5,065,018	27,935,626
Transfer agent fees	341,540	1,989,868	8,906,302
Options written, at value (premiums received $—, $— and $59,613,423, respectively)	—	—	67,461,259
Accrued expenses and other liabilities	71,860	401,752	3,194,506

Total liabilities	34,280,990	62,471,012	1,014,300,388

Net assets, at value	$7,534,591,432	$15,618,066,291	$75,032,622,205

Net assets consist of:
Paid-in capital	$4,179,578,641	$5,180,430,711	$74,979,221,170
Total distributable earnings (loss)	3,355,012,791	10,437,635,580	53,401,035

Net assets, at value	$7,534,591,432	$15,618,066,291	$75,032,622,205

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

March 31, 2019 (unaudited)

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund
Class A:
Net assets, at value	$4,039,753,006	$8,897,209,834	$5,144,250,188

Shares outstanding	50,614,280	85,823,472	2,222,814,830

Net asset value per share[a]	$79.81	$103.67	$2.31

Maximum offering price per share (net asset value per share ÷ 94.50%, 94.50% and 96.25%, respectively)	$84.46	$109.70	$2.40

Class A1:
Net assets, at value			$41,201,270,096

Shares outstanding			17,762,207,097

Net asset value and maximum offering price per share[a]			$2.32

Maximum offering price per share (net asset value per share ÷ 96.25%)			$2.41

Class C:
Net assets, at value	$ 549,153,851	$ 726,451,121	$15,051,862,931

Shares outstanding	8,277,570	7,665,689	6,400,651,441

Net asset value and maximum offering price per share[a]	$66.34	$94.77	$2.35

Class R:
Net assets, at value	$ 107,740,616	$ 457,857,728	$ 278,371,961

Shares outstanding	1,391,658	4,433,124	122,338,847

Net asset value and maximum offering price per share	$77.42	$103.28	$2.28

Class R6:
Net assets, at value	$1,990,361,216	$2,464,094,776	$ 1,954,178,237

Shares outstanding	23,937,978	23,741,087	849,029,459

Net asset value and maximum offering price per share	$83.15	$103.79	$2.30

Advisor Class:
Net assets, at value	$ 847,582,743	$3,072,452,832	$11,402,688,792

Shares outstanding	10,293,097	29,573,826	4,957,880,275

Net asset value and maximum offering price per share	$82.34	$103.89	$2.30

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

March 31, 2019 (unaudited)

	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,985,663,304	$3,018,371,011
Cost - Non-controlled affiliates (Note 3f and 9)	247,733,929	62,743,460

Value - Unaffiliated issuers	$4,998,818,550	$6,181,526,694
Value - Non-controlled affiliates (Note 3f and 9)	247,733,929	62,743,460
Receivables:
Capital shares sold	6,839,863	6,057,594
Dividends and interest	15,727,183	8,977,442
Other assets	5,040	5,971

Total assets	5,269,124,565	6,259,311,161

Liabilities:
Payables:
Capital shares redeemed	6,103,172	6,532,493
Management fees	1,934,051	2,347,910
Distribution fees.	1,255,596	1,871,129
Transfer agent fees	803,636	747,399
Distributions to shareholders	1,529,533	—
Accrued expenses and other liabilities	205,756	279,243

Total liabilities	11,831,744	11,778,174

Net assets, at value	$5,257,292,821	$6,247,532,987

Net assets consist of:
Paid-in capital	$5,816,830,837	$3,008,722,357
Total distributable earnings (loss)	(559,538,016)	3,238,810,630

Net assets, at value	$5,257,292,821	$6,247,532,987

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

March 31, 2019 (unaudited)

	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
Class A:
Net assets, at value	$ 180,329,563	$ 282,536,321

Shares outstanding	30,260,843	13,933,737

Net asset value per share[a]	$5.96	$20.28

Maximum offering price per share (net asset value per share ÷ 96.25%)	$6.19	$21.07

Class A1:
Net assets, at value	$2,940,656,215	$3,893,221,690

Shares outstanding	493,406,802	191,946,375

Net asset value and maximum offering price per share[a]	$5.96	$20.28

Maximum offering price per share (net asset value per share ÷ 96.25%)	$6.19	$21.07

Class C:
Net assets, at value	$ 434,389,281	$ 743,805,036

Shares outstanding	73,428,139	36,874,164

Net asset value and maximum offering price per share[a]	$5.92	$20.17

Class R:
Net assets, at value	$ 30,693,251	$ 84,299,277

Shares outstanding	5,152,937	4,173,165

Net asset value and maximum offering price per share.	$5.96	$20.20

Class R6:
Net assets, at value	$ 793,246,558	$ 236,744,523

Shares outstanding	132,645,999	11,579,687

Net asset value and maximum offering price per share.	$5.98	$20.44

Advisor Class:
Net assets, at value	$ 877,977,953	$1,006,926,140

Shares outstanding	146,814,787	49,248,453

Net asset value and maximum offering price per share.	$5.98	$20.45

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Operations

for the six months ended March 31, 2019 (unaudited)

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 18,485,328	$ 94,974,893	$ 477,714,752
Non-controlled affiliates (Note 3f and 9)	1,878,621	2,590,866	6,192,789
Interest:
Unaffiliated issuers	14,061	—	1,252,828,591
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	—	—	86,821
Non-controlled affiliates (Note 3f)	—	—	45,327

Total investment income	20,378,010	97,565,759	1,736,868,280

Expenses:
Management fees (Note 3a)	15,097,085	33,112,882	136,962,143
Distribution fees: (Note 3c)
Class A	4,414,613	10,518,111	4,682,997
Class A1	—	—	30,447,979
Class C	2,455,049	3,650,468	50,552,151
Class R	228,186	1,137,565	683,165
Transfer agent fees: (Note 3e)
Class A	2,025,376	5,026,855	1,662,913
Class A1	—	—	18,036,562
Class C	281,608	437,975	6,911,676
Class R	52,525	273,180	122,585
Class R6	209,850	321,720	241,193
Advisor Class	390,197	1,704,434	4,836,703
Custodian fees (Note 4)	50,125	69,141	518,998
Reports to shareholders	279,759	447,854	2,087,406
Registration and filing fees	178,100	112,540	382,113
Professional fees	40,328	92,975	382,496
Trustees’ fees and expenses	12,497	36,488	198,210
Other	41,426	115,282	571,240

Total expenses	25,756,724	57,057,470	259,280,530
Expense reductions (Note 4)	(14)	(4,607)	(729,692)
Expenses waived/paid by affiliates (Note 3f and 3g)	(346,804)	(500,494)	(1,174,282)

Net expenses	25,409,906	56,552,369	257,376,556

Net investment income (loss)	(5,031,896)	41,013,390	1,479,491,724

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:+
Unaffiliated issuers	(19,024,213)	228,812,503	132,136,112
Non-controlled affiliates (Note 3f and 9)	—	—	(48,815,709)
Written options	—	—	66,232,650
Foreign currency transactions	(146,821)	(1,526)	(408,897)
Swap contracts.	—	—	1,944,731

Net realized gain (loss)	(19,171,034)	228,810,977	151,088,887

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	149,184,780	(653,227,070)	157,337,810
Translation of other assets and liabilities denominated in foreign currencies	534	—	(301,326)
Written options	—	—	(11,658,265)

Net change in unrealized appreciation (depreciation)	149,185,314	(653,227,070)	145,378,219

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the six months ended March 31, 2019 (unaudited)

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund
Net realized and unrealized gain (loss)	$130,014,280	$(424,416,093)	$296,467,106

Net increase (decrease) in net assets resulting from operations	$124,982,384	$(383,402,703)	$1,775,958,830

*Foreign taxes withheld on dividends	$104,421	$221,409	$6,966,156
+Includes gains from a redemption in-kind (Note 11)	$—	$52,349,028	$—

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the six months ended March 31, 2019 (unaudited)

	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ —	$101,857,581
Non-controlled affiliates (Note 3f and 9)	1,119,518	370,046
Interest:
Unaffiliated issuers:
Paydown gain (loss)	(11,418,881)	—
Paid in cash	96,257,293	253,042
Income from securities loaned:
Non-controlled affiliates (Note 3f)	—	10,285

Total investment income.	85,957,930	102,490,954

Expenses:
Management fees (Note 3a)	11,491,463	13,631,922
Distribution fees: (Note 3c)
Class A	148,277	226,932
Class A1	2,194,309	2,816,667
Class C	1,518,902	2,358,854
Class R	75,154	191,441
Transfer agent fees: (Note 3e)
Class A	86,265	99,982
Class A1	2,171,945	2,070,136
Class C	340,507	400,124
Class R	22,168	42,369
Class R6	94,168	66,999
Advisor Class	535,373	535,957
Custodian fees (Note 4)	21,041	34,062
Reports to shareholders	198,733	210,934
Registration and filing fees	81,737	77,336
Professional fees	42,577	45,530
Trustees’ fees and expenses	13,488	15,137
Other.	281,792	39,410

Total expenses	19,317,899	22,863,792
Expense reductions (Note 4)	(848)	(5,210)
Expenses waived/paid by affiliates (Note 3f and 3g)	(203,611)	(106,509)

Net expenses	19,113,440	22,752,073

Net investment income	66,844,490	79,738,881

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(4,921,387)	86,603,257
Foreign currency transactions	—	38,911

Net realized gain (loss)	(4,921,387)	86,642,168

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	110,493,292	595,255,849
Translation of other assets and liabilities denominated in foreign currencies	—	(1,797)

Net change in unrealized appreciation (depreciation)	110,493,292	595,254,052

Net realized and unrealized gain (loss)	105,571,905	681,896,220

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the six months ended March 31, 2019 (unaudited)

	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
Net increase (decrease) in net assets resulting from operations	$172,416,395	$761,635,101

*Foreign taxes withheld on dividends.	$—	$530,814

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin DynaTech Fund		Franklin Growth Fund
	Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30, 2018	Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30, 2018
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$ (5,031,896)	$ (15,041,017)	$ 41,013,390	$ 69,469,770
Net realized gain (loss)	(19,171,034)	176,786,945	228,810,977	307,934,328
Net change in unrealized appreciation (depreciation)	149,185,314	1,253,016,993	(653,227,070)	2,488,154,018

Net increase (decrease) in net assets resulting from operations	124,982,384	1,414,762,921	(383,402,703)	2,865,558,116

Distributions to shareholders:
Class A	(92,155,265)	(46,020,971)	(127,214,618)	(226,847,781)
Class C	(14,892,606)	(8,263,863)	(8,201,337)	(24,694,013)
Class R	(2,378,516)	(916,852)	(5,605,930)	(13,125,428)
Class R6	(41,995,760)	(16,654,639)	(45,185,076)	(66,654,737)
Advisor Class	(16,868,688)	(5,793,931)	(50,860,743)	(76,869,802)

Total distributions to shareholders	(168,290,835)	(77,650,256)	(237,067,704)	(408,191,761)

Capital share transactions: (Note 2)
Class A	334,129,889	479,666,303	180,505,657	(384,147,638)
Class C	(42,339,032)	121,107,638	(284,522,338)	(26,004,014)
Class R	12,237,357	32,046,631	(46,189,106)	(68,853,353)
Class R6	290,321,032	912,918,385	(71,129,381)	556,753,865
Advisor Class	166,181,249	(156,845,531)	56,156,547	(126,254,992)

Total capital share transactions	760,530,495	1,388,893,426	(165,178,621)	(48,506,132)

Net increase (decrease) in net assets	717,222,044	2,726,006,091	(785,649,028)	2,408,860,223
Net assets:
Beginning of period	6,817,369,388	4,091,363,297	16,403,715,319	13,994,855,096

End of period	$7,534,591,432	$6,817,369,388	$15,618,066,291	$16,403,715,319

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Income Fund		Franklin U.S. Government Securities Fund
	Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30, 2018	Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$1,479,491,724	$3,098,037,753	$ 66,844,490	$ 135,106,995
Net realized gain (loss)	151,088,887	2,139,515,312	(4,921,387)	(17,091,870)
Net change in unrealized appreciation (depreciation)	145,378,219	(3,644,189,158)	110,493,292	(204,522,890)

Net increase (decrease) in net assets resulting from operations	1,775,958,830	1,593,363,907	172,416,395	(86,507,765)

Distributions to shareholders:
Class A	(90,795,740)	—	(2,068,842)	(12,054)
Class A1	(1,088,758,398)	(2,288,960,635)	(46,411,735)	(102,662,505)
Class M	—	(106)	—	(67)
Class C	(375,778,388)	(972,575,550)	(5,981,366)	(17,064,880)
Class R	(6,997,128)	(15,730,910)	(423,989)	(917,007)
Class R6	(53,720,650)	(112,761,533)	(12,092,124)	(20,832,132)
Advisor Class	(299,114,822)	(597,750,735)	(12,012,539)	(23,153,769)

Total distributions to shareholders	(1,915,165,126)	(3,987,779,469)	(78,990,595)	(164,642,414)

Capital share transactions: (Note 2)
Class A	4,927,965,655	107,124,173	172,315,528	4,483,084
Class A1	(1,622,404,594)	(2,231,639,649)	(213,013,820)	(326,093,441)
Class M	—	229	—	108
Class C	(4,724,339,937)	(2,505,402,882)	(144,503,793)	(194,350,252)
Class R	(16,514,940)	(55,588,036)	(1,009,092)	(5,634,672)
Class R6	(101,987,498)	309,451,485	85,214,272	276,619,775
Advisor Class	89,845,328	(1,525,738)	143,255,901	(100,605,572)

Total capital share transactions	(1,447,435,986)	(4,377,580,418)	42,258,996	(345,580,970)

Net increase (decrease) in net assets	(1,586,642,282)	(6,771,995,980)	135,684,796	(596,731,149)
Net assets:
Beginning of period	76,619,264,487	83,391,260,467	5,121,608,025	5,718,339,174

End of period	$75,032,622,205	$76,619,264,487	$5,257,292,821	$5,121,608,025

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FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Utilities Fund
	Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$ 79,738,881	$ 160,329,904
Net realized gain (loss)	86,642,168	202,141,838
Net change in unrealized appreciation (depreciation)	595,254,052	(290,378,391)
Net increase (decrease) in net assets resulting from operations	761,635,101	72,093,351
Distributions to shareholders:
Class A	(7,818,058)	—
Class A1	(165,888,377)	(177,065,549)
Class M	—	(70)
Class C	(29,625,190)	(37,179,447)
Class R	(3,219,489)	(3,557,682)
Class R6	(10,349,802)	(10,987,844)
Advisor Class	(43,496,329)	(43,572,165)
Total distributions to shareholders	(260,397,245)	(272,362,757)
Capital share transactions: (Note 2)
Class A	264,636,315	3,570,602
Class A1	(76,525,254)	(400,697,038)
Class M	—	262
Class C	(154,535,280)	(115,788,847)
Class R	4,830,758	(18,460,504)
Class R6	(13,087,892)	(4,300,346)
Advisor Class	(2,590,061)	(3,930,299)
Total capital share transactions	22,728,586	(539,606,170)
Net increase (decrease) in net assets	523,966,442	(739,875,576)
Net assets:
Beginning of period	5,723,566,545	6,463,442,121
End of period	$6,247,532,987	$5,723,566,545

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FRANKLIN CUSTODIAN FUNDS

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Custodian Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds, five of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Class A, Class C, Class R, Class R6 & Advisor Class

Franklin DynaTech Fund

Franklin Growth Fund

Class A, Class A1, Class C, Class R, Class R6 & Advisor Class

Franklin Income Fund

Franklin U.S. Government Securities Fund

Franklin Utilities Fund

The following summarizes the Funds’ significant accounting policies.

a.  Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Purchased on a When-Issued or Delayed Delivery Basis

Certain or all Funds purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d.  Derivative Financial Instruments

Certain or all Funds invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments (continued)

terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities.

Certain or all Funds entered into credit default swap contracts primarily to manage exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statements of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statements of Operations.

Certain or all Funds purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 8 regarding other derivative information.

e.  Index-Linked Notes

Certain or all Funds invest in index-linked notes. Index-linked notes are senior, unsecured, subordinated debt securities issued by a financial institution, and the value is based on the price movements of the underlying index. Index-linked notes are designed to provide investors access to the returns of various market benchmarks and intended to replicate the economic effects that would apply had the Fund directly purchased the underlying referenced asset or basket of assets. The risks of investing in index-linked notes include unfavorable price movements in the underlying index and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with index-linked notes and the appreciation potential may be limited. Index-linked notes may be more volatile and less liquid than other investments held by the Funds.

f.  Equity-Linked Securities

Certain or all Funds invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statements of Operations and may be based on the performance of an underlying equity

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Funds.

g.  Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At March 31, 2019, the Franklin Utilities Fund and Franklin Income Fund had no securities on loan.

h.  Mortgage Dollar Rolls

Certain or all Funds enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i.  Senior Floating Rate Interests

Certain or all Funds invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Funds invest are generally readily marketable, but may be subject to certain restrictions on resale.

j.  Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, certain or all Funds filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are

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FRANKLIN CUSTODIAN FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

j. Income and Deferred Taxes (continued)

subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statements of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2019, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

k.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately on the Statements of Operations. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

l.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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2. Shares of Beneficial Interest

At March 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin DynaTech Fund		Franklin Growth Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended March 31, 2019
Shares sold[a]	9,399,014	$680,197,375	8,292,271	$815,307,855
Shares issued in reinvestment of distributions	1,181,938	85,513,191	1,182,061	118,489,775
Shares redeemed	(6,068,913)	(431,580,677)	(7,721,232)	(753,291,973)

Net increase (decrease)	4,512,039	$334,129,889	1,753,100	$180,505,657
Year ended September 30, 2018
Shares sold	14,831,366	$1,079,518,288	11,280,920	$1,109,298,387
Shares issued in reinvestment of distributions	649,398	42,412,146	2,241,557	209,293,239
Shares redeemed	(8,972,810)	(642,264,131)	(17,341,818)	(1,702,739,264)

Net increase (decrease)	6,507,954	$479,666,303	(3,819,341)	$(384,147,638)
Class C Shares:
Six Months ended March 31, 2019
Shares sold	1,550,669	$94,121,169	756,637	$67,693,401
Shares issued in reinvestment of distributions	239,761	14,455,223	84,222	7,736,630
Shares redeemed[a]	(2,492,512)	(150,915,424)	(3,952,535)	(359,952,369)

Net increase (decrease)	(702,082)	$(42,339,032)	(3,111,676)	$(284,522,338)
Year ended September 30, 2018
Shares sold	3,541,513	$216,395,204	2,015,126	$182,547,090
Shares issued in reinvestment of distributions	145,521	8,019,671	273,473	23,494,117
Shares redeemed	(1,708,778)	(103,307,237)	(2,558,228)	(232,045,221)

Net increase (decrease)	1,978,256	$121,107,638	(269,629)	$(26,004,014)
Class R Shares:
Six Months ended March 31, 2019
Shares sold	329,445	$23,184,597	220,564	$21,234,855
Shares issued in reinvestment of distributions	33,480	2,351,628	54,920	5,489,301
Shares redeemed	(187,388)	(13,298,868)	(748,379)	(72,913,262)

Net increase (decrease)	175,537	$12,237,357	(472,895)	$(46,189,106)
Year ended September 30, 2018
Shares sold	728,247	$52,135,875	646,523	$63,137,515
Shares issued in reinvestment of distributions	14,081	895,541	137,299	12,777,077
Shares redeemed	(304,303)	(20,984,785)	(1,477,753)	(144,767,945)

Net increase (decrease)	438,025	$32,046,631	(693,931)	$(68,853,353)

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2.  Shares of Beneficial Interest (continued)

	Franklin DynaTech Fund		Franklin Growth Fund
	Shares	Amount	Shares	Amount
Class R6 Shares:
Six Months ended March 31, 2019
Shares sold	6,565,198	$494,181,530	3,185,813	$310,963,976
Shares issued in reinvestment of distributions	557,220	41,953,068	416,642	41,768,390
Shares redeemed	(3,211,664)	(245,813,566)	(4,277,205)	(423,861,747)
Net increase (decrease)	3,910,754	$290,321,032	(674,750)	$(71,129,381)
Year ended September 30, 2018
Shares sold	17,913,232	$1,294,331,619	11,217,056	$1,090,829,917
Shares issued in reinvestment of distributions	246,188	16,654,639	664,503	62,044,590
Shares redeemed in-kind (Note 11)	—	—	(596,870)	(64,204,995)
Shares redeemed	(5,146,068)	(398,067,873)	(5,377,348)	(531,915,647)
Net increase (decrease)	13,013,352	$912,918,385	5,907,341	$556,753,865
Advisor Class Shares:
Six Months ended March 31, 2019
Shares sold	3,854,959	$289,558,263	5,514,140	$545,634,630
Shares issued in reinvestment of distributions	208,740	15,569,915	463,663	46,542,484
Shares redeemed in-kind (Note 11)	—	—	(956,267)	(87,335,163)
Shares redeemed	(1,909,321)	(138,946,929)	(4,527,615)	(448,685,404)
Net increase (decrease)	2,154,378	$166,181,249	493,921	$56,156,547
Year ended September 30, 2018
Shares sold	5,333,633	$398,259,942	7,218,349	$715,181,948
Shares issued in reinvestment of distributions	79,332	5,323,142	772,474	72,226,322
Shares redeemed	(8,277,537)	(560,428,615)	(9,391,141)	(913,663,262)
Net increase (decrease)	(2,864,572)	$(156,845,531)	(1,400,318)	$(126,254,992)

[a]May include a portion of Class C shares that were automatically converted to Class A.
	Franklin Income Fund		Franklin U.S. Government Securities Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended March 31, 2019
Shares sold[a]	2,355,291,188	$5,326,390,083	33,709,768	$197,112,503
Shares issued in reinvestment of distributions	39,232,508	87,641,826	339,299	1,997,645
Shares redeemed	(217,818,992)	(486,066,254)	(4,551,936)	(26,794,620)
Net increase (decrease)	2,176,704,704	$4,927,965,655	29,497,131	$172,315,528
Year ended September 30, 2018[b]
Shares sold	47,757,868	$110,955,834	854,097	$5,012,817
Shares issued in reinvestment of distributions	—	—	1,534	8,990
Shares redeemed	(1,647,742)	(3,831,661)	(91,919)	(538,723)
Net increase (decrease)	46,110,126	$107,124,173	763,712	$4,483,084

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	Franklin Income Fund		Franklin U.S. Government Securities Fund
	Shares	Amount	Shares	Amount
Class A1 Shares:
Six Months ended March 31, 2019
Shares sold	408,776,905	$918,334,142	15,627,463	$91,738,820
Shares issued in reinvestment of distributions	442,602,297	995,871,245	6,486,054	38,112,323
Shares redeemed	(1,578,765,611)	(3,536,609,981)	(58,440,807)	(342,864,963)
Net increase (decrease)	(727,386,409)	$(1,622,404,594)	(36,327,290)	$(213,013,820)
Year ended September 30, 2018
Shares sold	1,654,073,714	$3,876,349,005	91,619,493	$551,601,916
Shares issued in reinvestment of distributions	897,284,705	2,093,922,360	14,259,224	84,951,032
Shares redeemed	(3,507,769,889)	(8,201,911,014)	(160,829,797)	(962,646,389)
Net increase (decrease)	(956,411,470)	$(2,231,639,649)	(54,951,080)	$(326,093,441)
Class M Shares:[c]
Year ended September 30, 2018[d]
Shares sold	2,058	$5,000	829	$5,000
Shares redeemed	(2,058)	(4,771)	(829)	(4,892)
Net increase (decrease)	—	$229	—	$108
Class C Shares:
Six Months ended March 31, 2019
Shares sold	301,961,176	$688,123,441	4,422,607	$25,825,796
Shares issued in reinvestment of distributions	150,379,579	343,295,647	923,946	5,391,771
Shares redeemed[a]	(2,505,287,140)	(5,755,759,025)	(30,310,203)	(175,721,360)
Net increase (decrease)	(2,052,946,385)	$(4,724,339,937)	(24,963,650)	$(144,503,793)
Year ended September 30, 2018
Shares sold	582,283,439	$1,382,849,638	7,433,473	$44,268,648
Shares issued in reinvestment of distributions	377,996,060	893,922,732	2,628,467	15,553,873
Shares redeemed	(2,018,663,790)	(4,782,175,252)	(42,755,854)	(254,172,773)
Net increase (decrease)	(1,058,384,291)	$(2,505,402,882)	(32,693,914)	$(194,350,252)
Class R Shares:
Six Months ended March 31, 2019
Shares sold	9,377,623	$20,707,687	549,320	$3,233,472
Shares issued in reinvestment of distributions	3,003,741	6,634,210	68,151	400,471
Shares redeemed	(20,002,140)	(43,856,837)	(790,375)	(4,643,035)
Net increase (decrease)	(7,620,776)	$(16,514,940)	(172,904)	$(1,009,092)
Year ended September 30, 2018
Shares sold	22,303,807	$51,304,961	1,311,996	$7,841,271
Shares issued in reinvestment of distributions	6,461,113	14,805,328	144,887	862,596
Shares redeemed	(52,753,780)	(121,698,325)	(2,397,338)	(14,338,539)
Net increase (decrease)	(23,988,860)	$(55,588,036)	(940,455)	$(5,634,672)

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2.  Shares of Beneficial Interest (continued)

	Franklin Income Fund		Franklin U.S. Government Securities Fund
	Shares	Amount	Shares	Amount
Class R6 Shares:
Six Months ended March 31, 2019
Shares sold	41,365,646	$92,178,456	32,439,694	$191,768,295
Shares issued in reinvestment of distributions	22,684,484	50,597,117	2,043,920	12,058,952
Shares redeemed	(110,194,607)	(244,763,071)	(20,195,568)	(118,612,975)
Net increase (decrease)	(46,144,477)	$(101,987,498)	14,288,046	$85,214,272
Year ended September 30, 2018
Shares sold	241,446,374	$566,628,288	61,412,244	$370,212,496
Shares issued in reinvestment of distributions	46,333,019	107,151,115	3,488,682	20,828,159
Shares redeemed	(157,691,667)	(364,327,918)	(19,140,378)	(114,420,880)
Net increase (decrease)	130,087,726	$309,451,485	45,760,548	$276,619,775
Advisor Class Shares:
Six Months ended March 31, 2019
Shares sold	602,921,408	$1,342,952,920	65,185,151	$386,583,933
Shares issued in reinvestment of distributions	119,574,590	266,665,724	1,911,890	11,285,879
Shares redeemed	(685,337,586)	(1,519,773,316)	(42,961,018)	(254,613,911)
Net increase (decrease)	37,158,412	$89,845,328	24,136,023	$143,255,901
Year ended September 30, 2018
Shares sold	1,216,256,316	$2,822,041,342	40,864,155	$245,204,402
Shares issued in reinvestment of distributions	227,374,647	525,980,680	3,544,600	21,175,930
Shares redeemed	(1,442,679,003)	(3,349,547,760)	(60,767,806)	(366,985,904)
Net increase (decrease)	951,960	$(1,525,738)	(16,359,051)	$(100,605,572)

[a]May include a portion of Class C shares that were automatically converted to Class A.

[b]For the period September 10, 2018 (effective date) to September 30, 2018.

[c]Class M was closed to investors on June 8, 2018.

[d]For the period January 25, 2018 (effective date) to June 8, 2018.

	Franklin Utilities Fund
	Shares	Amount
Class A Shares:
Six Months ended March 31, 2019
Shares sold[a]	15,324,837	$294,742,711
Shares issued in reinvestment of distributions	397,983	7,646,783
Shares redeemed.	(1,978,587)	(37,753,179)
Net increase (decrease)	13,744,233	$264,636,315
Year ended September 30, 2018[b]
Shares sold	192,333	$3,622,735
Shares redeemed.	(2,829)	(52,133)
Net increase (decrease)	189,504	$3,570,602

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	Franklin Utilities Fund
	Shares	Amount
Class A1 Shares:
Six Months ended March 31, 2019
Shares sold	8,272,850	$157,462,567
Shares issued in reinvestment of distributions	7,811,488	149,956,531
Shares redeemed.	(19,951,843)	(383,944,352)
Net increase (decrease)	(3,867,505)	$(76,525,254)
Year ended September 30, 2018
Shares sold	24,701,743	$456,163,799
Shares issued in reinvestment of distributions	8,528,408	161,849,791
Shares redeemed.	(55,450,300)	(1,018,710,628)
Net increase (decrease)	(22,220,149)	$(400,697,038)

Class M Shares:[c]
Year ended September 30, 2018[d]
Shares sold	276	$5,000
Shares redeemed.	(276)	(4,738)
Net increase (decrease)	—	$262

Class C Shares:
Six Months ended March 31, 2019
Shares sold	2,367,812	$45,044,050
Shares issued in reinvestment of distributions	1,446,099	27,612,179
Shares redeemed[a]	(11,860,373)	(227,191,509)
Net increase (decrease)	(8,046,462)	$(154,535,280)

Year ended September 30, 2018
Shares sold	3,577,672	$66,427,917
Shares issued in reinvestment of distributions	1,833,349	34,761,364
Shares redeemed.	(11,911,335)	(216,978,128)
Net increase (decrease)	(6,500,314)	$(115,788,847)

Class R Shares:
Six Months ended March 31, 2019
Shares sold	906,062	$17,168,268
Shares issued in reinvestment of distributions	163,276	3,121,935
Shares redeemed.	(818,449)	(15,459,445)
Net increase (decrease)	250,889	$4,830,758

Year ended September 30, 2018
Shares sold	977,147	$17,937,233
Shares issued in reinvestment of distributions	181,427	3,446,022
Shares redeemed.	(2,178,750)	(39,843,759)
Net increase (decrease)	(1,020,176)	$(18,460,504)

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2.  Shares of Beneficial Interest (continued)

	Franklin Utilities Fund
	Shares	Amount
Class R6 Shares:
Six Months ended March 31, 2019
Shares sold	1,624,307	$31,121,237
Shares issued in reinvestment of distributions	534,813	10,349,802
Shares redeemed.	(2,830,023)	(54,558,931)

Net increase (decrease)	(670,903)	$(13,087,892)

Year ended September 30, 2018
Shares sold	2,535,167	$47,060,404
Shares issued in reinvestment of distributions	576,101	10,987,844
Shares redeemed.	(3,356,319)	(62,348,594)

Net increase (decrease)	(245,051)	$(4,300,346)

Advisor Class Shares:
Six Months ended March 31, 2019
Shares sold	10,087,857	$195,194,099
Shares issued in reinvestment of distributions	2,080,504	40,266,447
Shares redeemed.	(12,252,390)	(238,050,607)

Net increase (decrease)	(84,029)	$(2,590,061)

Year ended September 30, 2018
Shares sold	14,395,975	$268,529,702
Shares issued in reinvestment of distributions	2,102,341	40,138,480
Shares redeemed.	(17,010,198)	(312,598,481)

Net increase (decrease)	(511,882)	$(3,930,299)

aMay include a portion of Class C shares that were automatically converted to Class A.

bFor the period September 10, 2018 (effective date) to September 30, 2018.

cClass M was closed to investors on June 8, 2018.

dFor the period January 25, 2018 (effective date) to June 8, 2018.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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a. Management Fees

Franklin Income Fund and Franklin Utilities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	Over $50 billion, up to and including $65 billion
0.345%	Over $65 billion, up to and including $80 billion
0.340%	In excess of $80 billion

Franklin DynaTech Fund, Franklin Growth Fund and Franklin U.S. Government Securities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

For the period ended March 31, 2019, each Fund’s annualized gross effective investment management fee rate based on average daily net assets was as follows:

Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
0.465%	0.445%	0.375%	0.456%	0.459%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

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3. Transactions with Affiliates (continued)

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A and A1 reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
Reimbursement Plans:
Class A	0.25%	0.25%	0.25%	0.25%	0.25%
Class A1	—%	—%	0.15%	0.15%	0.15%
Compensation Plans:
Class C	1.00%	1.00%	0.65%	0.65%	0.65%
Class R	0.50%	0.50%	0.50%	0.50%	0.50%

d. Sales Charges/Underwriting Agreements
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:
	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$765,619	$647,962	$1,432,949	$37,733	$71,566
CDSC retained	$ 55,209	$ 34,213	$ 345,093	$24,246	$ 8,147

Effective March 1, 2019, certain front-end sales charges on Class A and A1 shares were lowered. Further details are disclosed in the Funds’ Prospectus.

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e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended March 31, 2019, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
Transfer agent fees	$1,575,848	$3,503,729	$13,708,609	$1,666,026	$1,629,699

f. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended March 31, 2019, investments in affiliated management investment companies were as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Franklin DynaTech Fund
Non-Controlled Affiliates
						Dividends
Institutional Fiduciary Trust Money Market Portfolio, 2.10%	125,141,525	804,988,023	(698,860,539)	231,269,009	$231,269,009	$1,878,621	$ —	$ —
Franklin Growth Fund
Non-Controlled Affiliates
						Dividends
Institutional Fiduciary Trust Money Market Portfolio, 2.10%	224,477,141	573,172,230	(598,476,190)	199,173,181	$199,173,181	$2,590,866	$ —	$ —
Franklin Income Fund
Non-Controlled Affiliates
						Dividends
Institutional Fiduciary Trust Money Market Portfolio, 2.10%	351,285,912	9,766,379,306	(8,098,799,453)	2,018,865,765	$2,018,865,765	$6,192,789	$ —	$ —
						Income from securities loaned
Institutional Fiduciary Trust Money Market Portfolio, 2.10%	12,623,000	35,488,000	(48,111,000)	—	—	$ 45,327	—	—
Total Affiliated Securities					$2,018,865,765	$6,238,116	$ —	$ —

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3. Transactions with Affiliates (continued)

f.  Investments in Affiliated Management Investment Companies (continued)

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Franklin U.S. Government Securities Fund
Non-Controlled Affiliates
						Dividends
Institutional Fiduciary Trust Money Market Portfolio, 2.10%	93,109,667	594,254,772	(439,630,510)	247,733,929	$247,733,929	$1,119,518	$ —	$ —
Franklin Utilities Fund
Non-Controlled Affiliates
						Dividends
Institutional Fiduciary Trust Money Market Portfolio, 2.10%	17,808,342	434,616,793	(389,681,675)	62,743,460	$62,743,460	$ 370,046	$ —	$ —
						Income from securities loaned
Institutional Fiduciary Trust Money Market Portfolio, 2.10%	—	63,838,880	(63,838,880)	—	—	$ 10,285	—	—
Total Affiliated Securities					$62,743,460	$ 380,331	$ —	$ —

g. Waiver and Expense Reimbursements

For Franklin Income Fund, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class until January 31, 2020. For Franklin DynaTech Fund, Franklin Growth Fund, Franklin U.S. Government Securities Fund and Franklin Utilities Fund, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until January 31, 2020.

Prior to February 1, 2019, expenses of Franklin Income Fund for Class R6 were limited to 0.01% based on the average net assets of the class.

Prior to February 1, 2019, expenses of Franklin DynaTech Fund, Franklin Growth Fund, Franklin U.S. Government Securities Fund and Franklin Utilities Fund for Class R6 were limited to 0.02% based on the average net assets of the class.

h. Other Affiliated Transactions

At March 31, 2019, one or more of the funds in Franklin Fund Allocator Series owned a percentage of the following Funds’ outstanding shares:

Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
3.5%	5.3%	1.8%	9.8%	1.9%

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

i. Interfund Transactions

Franklin Income Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended March 31, 2019, these purchase and sale transactions aggregated $31,420,250 and $0, respectively.

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended March 31, 2019, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At September 30, 2018, the capital loss carryforwards were as follows:

	Franklin Income Fund	Franklin U.S. Government Securities Fund
Capital loss carryforwards subject to expiration:
2019	$ —	$ 4,445,156
Capital loss carryforwards not subject to expiration:
Short term	1,410,836,852	227,313,517
Long term	577,904,717	323,826,140
Total capital loss carryforwards	$1,988,741,569	$ 555,584,813

For tax purposes, the Funds may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At September 30, 2018, Franklin DynaTech Fund deferred late-year ordinary losses of $11,794,621.

At March 31, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund
Cost of investments	$4,146,050,646	$ 5,458,309,949	$72,272,410,029

Unrealized appreciation	$3,407,073,807	$10,284,936,569	$ 5,941,596,652
Unrealized depreciation	(15,565,046)	(92,824,272)	(3,546,806,547)
Net unrealized appreciation (depreciation)	$3,391,508,761	$10,192,112,297	$ 2,394,790,105

	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
Cost of investments	$ 5,234,609,064	$3,079,814,909
Unrealized appreciation	$ 73,899,590	$3,187,127,833
Unrealized depreciation	(61,956,175)	(22,672,588)
Net unrealized appreciation (depreciation)	$ 11,943,415	$3,164,455,245

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5.  Income Taxes (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses, bond discounts and premiums, corporate actions, equity-linked securities, wash sales and gains realized on in-kind shareholder redemptions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities and in-kind transactions) for the period ended March 31, 2019, were as follows:

	Franklin DynaTech Fund	Franklin Growth Fund	Franklin Income Fund	Franklin U.S. Government Securities Fund	Franklin Utilities Fund
Purchases	$1,135,537,200	$372,667,028	$15,419,743,184	$686,139,380	$155,442,154
Sales	$623,492,669	$465,872,802	$18,123,024,474	$802,667,330	$360,381,975

7. Credit Risk and Defaulted Securities

At March 31, 2019, Franklin Income Fund had 34.4% of its portfolio invested in high yield securities, senior secured floating rate loans, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Franklin Income Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At March 31, 2019, the value of this security was $143,250,000, representing 0.2% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The security has been identified in the accompanying Statement of Investments.

8. Other Derivative Information

At March 31, 2019, the investments in derivative contracts are reflected in the Statements of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value
Franklin Income Fund
Equity contracts	Investments in securities, at value	$198,100,000	[a]	Options written, at value	$67,461,259

aPurchased option contracts are included in investments in securities, at value in the Statements of Assets and Liabilities.

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For the period ended March 31, 2019, the effect of derivative contracts in the Statements of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Operations Location	Net Realized Gain (Loss) for the Period	Statements of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Franklin Income Fund
Credit contracts	Swap contracts	$1,944,731	Swap contracts	$—
Equity contracts	Investments	—	Investments	(49,890,362)[a]
	Written options	66,232,650	Written options	(11,658,265)

Totals		$68,177,381		$(61,548,627)

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations.

For the period ended March 31, 2019, the average month end notional amount of options and swap contracts represented 49,721,729 shares and $85,714,286, respectively.

See Note 1(d) regarding derivative financial instruments.

9. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended March 31, 2019, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period		Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Franklin Income Fund
Non-Controlled Affiliates
Talos Energy Inc.	5,517,437	—	(2,901,656)	2,615,781	$—	[a]	$—	$(48,815,709)	$—	[a]

aAs of March 31, 2019, no longer an affiliate.

10. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended March 31, 2019, the Funds did not use the Global Credit Facility.

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11. Redemptions In-Kind

During the period ended March 31, 2019 and year ended September 30, 2018, the Franklin Growth Fund realized $52,349,028 and $42,189,159, respectively, of net gains resulting from redemptions in-kind in which a shareholder redeemed fund shares for cash and securities held by the Fund. Because such gains are not taxable to the Fund and are not distributed to remaining shareholders, they are reclassified from accumulated net realized gains to paid-in capital.

12. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of March 31, 2019, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin DynaTech Fund
Assets:
Investments in Securities:[a]
Equity Investments	$7,306,290,398	$—	$—	$7,306,290,398
Short Term Investments	231,269,009	—	—	231,269,009
Total Investments in Securities	$7,537,559,407	$—	$—	$7,537,559,407

Franklin Growth Fund
Assets:
Investments in Securities:[a]
Equity Investments[b]	$15,451,249,065	$—	$—	$15,451,249,065
Short Term Investments	199,173,181	—	—	199,173,181
Total Investments in Securities	$15,650,422,246	$—	$—	$15,650,422,246

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	Level 1	Level 2	Level 3		Total
Franklin Income Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Energy.	$3,433,767,771	$64,629,728	$—		$3,498,397,499
Financials	4,253,443,852	129,625,000	—		4,383,068,852
All Other Equity Investments	16,962,818,525	—	—		16,962,818,525
Equity-Linked Securities	—	9,116,193,634	—		9,116,193,634
Index-Linked Notes	—	100,180,950	—		100,180,950
Convertible Bonds	—	644,430,706	—		644,430,706
Corporate Bonds	—	28,955,297,140	—		28,955,297,140
Senior Floating Rate Interests	—	1,800,805,369	—		1,800,805,369
U.S. Government and Agency Securities	—	6,547,246,573	—		6,547,246,573
Escrows and Litigation Trusts	—	—	—	[c]	—
Options Purchased	198,100,000	—	—		198,100,000
Short Term Investments	2,515,908,515	12,213,630	—		2,528,122,145
Total Investments in Securities	$27,364,038,663	$47,370,622,730	$—		$74,734,661,393
Liabilities:
Other Financial Instruments:
Options Written	$67,461,259	$—	$—		$67,461,259
Franklin U.S. Government Securities Fund
Assets:
Investments in Securities:[a]
Mortgage-Backed Securities	$—	$4,910,087,691	$—		$4,910,087,691
U.S. Government and Agency Securities	—	88,730,859	—		88,730,859
Short Term Investments	247,733,929	—	—		247,733,929
Total Investments in Securities	$247,733,929	$4,998,818,550	$—		$5,246,552,479
Franklin Utilities Fund
Assets:
Investments in Securities:[a]
Equity Investments	$6,174,667,539	$—	$—		$6,174,667,539
Corporate Bonds	—	6,859,155	—		6,859,155
Short Term Investments	62,743,460	—	—		62,743,460
Total Investments in Securities	$6,237,410,999	$6,859,155	$—		$6,244,270,154

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common, preferred and convertible preferred stocks and management investment companies.

cIncludes securities determined to have no value at March 31, 2019.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

13. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Abbreviations

Currency		Selected Portfolio
EUR	Euro	ADR	American Depositary Receipt
USD	United States Dollar	FHLMC	Federal Home Loan Mortgage Corp.
		FNMA	Federal National Mortgage Association
		FRN	Floating Rate Note
		LIBOR	London InterBank Offered Rate
		SF	Single Family
		SPX B	S&P 500 Index Buy-Write
		SPX B DT	S&P 500 Index Buy-Write Distribution

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN CUSTODIAN FUNDS

Franklin Dynatech Fund

Franklin Growth Fund

Franklin Income Fund

Franklin U.S. Government Securities Fund

Franklin Utilities Fund

(each a Fund)

At an in-person meeting held on February 26, 2019 (Meeting), the Board of Trustees (Board) of Franklin Custodian Funds (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each

Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the US Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of liquidity through the designation of a liquidity/risk administrator and the development of reports that highlight the amount of illiquid investments for each Fund.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the

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financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended December 31, 2018. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also considered the performance returns for the Franklin Income Fund in comparison to the performance returns of a customized peer group (Performance Customized Peer Group) selected by the Manager. The Board further reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin DynaTech Fund – The Performance Universe for this Fund included the Fund and all retail and institutional multi-cap growth funds. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin Growth Fund – The Performance Universe for this Fund included the Fund and all retail and institutional multi-cap growth funds. The Board noted that the Fund’s annualized total return for the 10-year period was below the median of its Performance Universe, but for the one-, three-, and five-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin Income Fund – The Performance Universe for this Fund included the Fund and all retail and institutional mixed-asset target allocation moderate funds. The Performance

Customized Peer Group for this Fund included funds sorted by trailing 12-month yield and set to be top quartile (highest yield). The Board noted that the Fund’s annualized income returns for the one-, three-, five- and 10-year periods were above the medians of its Performance Universe and Performance Customized Peer Group. The Board also noted that the Fund’s annualized total returns for the five-year period were below the medians of its Performance Universe and Performance Customized Peer Group, but for the one-, three-and 10-year periods were above the medians of its Performance Universe and Performance Customized Peer Group. The Board concluded that the Fund’s performance was satisfactory.

Franklin U.S. Government Securities Fund – The Performance Universe for this Fund included the Fund and all retail and institutional Government National Mortgage Association (Ginnie Mae) funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. Given the Fund’s income-oriented investment objective and conservative policy of investing substantially all of its assets in Ginnie Mae obligations, the Board concluded that the Fund’s performance was satisfactory.

Franklin Utilities Fund – The Performance Universe for this Fund included the Fund and all retail and institutional utility funds. The Board noted that the Fund’s annualized income return and annualized total return for the one-, three-, five- and 10-year periods were above the medians of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate), if any, of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense

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Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A1 shares for the Franklin Income Fund, Franklin U.S. Government Securities Fund and Franklin Utilities Fund and Class A shares for each other Fund and for each other fund in an Expense Group with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Franklin DynaTech Fund included the Fund and 12 other multi-cap growth funds. The Expense Group for the Franklin Growth Fund included the Fund and nine other multi-cap growth funds. The Expense Group for the Franklin Income Fund included the Fund and seven other mixed-asset target allocation moderate funds. The Expense Group for the Franklin U.S. Government Securities Fund included the Fund, six other Ginnie Mae funds and eight US mortgage funds. The Expense Group for the Franklin Utilities Fund included the Fund and six other utility funds. The Board noted that the Management Rates and actual total expense ratios for these Funds were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2018, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years.

Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether each Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board noted that the Franklin U.S. Government Securities Fund had experienced a decrease in assets over the past three years and would not be expected to demonstrate additional economies of scale in the near term, but

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concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter

Franklin Custodian Funds

Investment Manager

Franklin Advisers, Inc.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2019 Franklin Templeton Investments. All rights reserved.	FCF S 05/19

Semiannual Report

and Shareholder Letter

March 31, 2019

1	Semiannual Report

Semiannual Report

Franklin Focused Growth Fund

This semiannual report for Franklin Focused Growth Fund covers the period ended March 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing in an equity securities portfolio of approximately 20–50 companies that the investment manager believes offer a compelling trade-off between growth opportunity, business and financial risk and valuation.

Performance Overview

For the period under review, the Fund’s Advisor Class shares posted a -0.87% cumulative total return. In comparison, the Russell 1000® Growth Index, which measures performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values, posted a -2.34% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 5.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

The U.S. economy grew during the six-month period. The economy expanded at a faster rate in 2019’s first quarter after moderating in the previous two quarters. Growth in consumer spending, business investment, exports, government spending and inventory investment was partly offset by a decrease in housing investment. The manufacturing and services sectors expanded during the period. The unemployment rate increased from 3.7% in September 2018 to 3.8% at period-end.2 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.3% in September 2018 to 1.9% at period-end.2

Portfolio Composition

Based on Total Net Assets as of 3/31/19

1. Source: Morningstar. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 9.

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FRANKLIN FOCUSED GROWTH FUND

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% once during the period, to 2.25%–2.50%, and continued reducing its balance sheet as part of its plan to normalize monetary policy. At its March 2019 meeting, the Fed held its target range for the federal funds rate unchanged and signaled no rate hikes in 2019. The Fed also lowered its forecasts for economic growth in 2019 and 2020. Furthermore, the Fed mentioned it would end its balance sheet normalization by the end of September 2019.

U.S. equity markets overall declined during the period amid concerns about the Fed’s interest-rate path, U.S. political uncertainties, U.S. trade disputes with China and other trading partners, and their impact on global growth and corporate earnings. These concerns were partially alleviated by certain upbeat economic data, encouraging U.S. corporate earnings, as well as easing trade tensions and optimism about a potential U.S.-China trade deal. Markets also benefited from the results of the Fed’s indications of a patient approach to its monetary policy decisions. After reaching a new all-time high in September 2018, the broad U.S. stock market, as measured by the Standard & Poor’s® 500 Index (S&P 500®), sold off sharply during 2018’s fourth quarter but rallied in 2019’s first quarter. Overall, the S&P 500 posted a -1.72% total return for the six-month period.3

Investment Strategy

We are research-driven, bottom-up fundamental investors. Under normal market conditions, we invest predominantly in equity securities of companies that we believe offer compelling growth opportunities. The equity securities in which we invest are predominantly common stock. We may invest in companies of any size, including small and medium capitalization companies. In addition to our main investments, we may invest a portion (up to 25%) of net assets in foreign equity securities, including those located in emerging markets. We generally seek to maintain a portfolio consisting of securities of approximately 20–50 companies. Although we seek investments across a number of sectors, from time to time, based on economic conditions, we may have significant positions in particular sectors.

Manager’s Discussion

During the period under review, the information technology (IT), health care and real estate sectors contributed to the

Top 10 Holdings

3/31/19

Company Sector/Industry	% of Total Net Assets

Amazon.com Inc.	9.2%
Internet & Direct Marketing Retail
Microsoft Corp.	7.6%
Software
Alphabet Inc.	5.5%
Interactive Media & Services
Adobe Inc.	4.7%
Software
Salesforce.com Inc.	4.5%
Software
ServiceNow Inc.	4.1%
Software
Visa Inc.	3.7%
IT Services
Mastercard Inc.	3.6%
IT Services
Xilinx Inc.	3.6%
Semiconductors & Semiconductor Equipment
Tencent Holdings Ltd.	2.7%
Interactive Media & Services

Fund’s performance.4 In the IT sector, programmable logic solutions provider Xilinx, cloud solutions provider ServiceNow and payment technology company Mastercard benefited results. Xilinx delivered strong revenue and earnings in its fiscal third-quarter 2019 that exceeded market expectations. The company reported growth in all end-market segments, and management noted strength in pre-production and early production of 4.5G/5G wireless base stations. Xilinx also benefited from a competitor’s manufacturing struggles, enabling it to continue gaining market share. ServiceNow, a provider of proprietary cloud-based platforms and applications that help automate enterprise IT operations (such as digital workflow and business processes), continued to gather momentum. The firm delivered an impressive quarterly earnings report in January 2019, exceeding market expectations helped in part by a lower-than-expected tax rate. A majority of ServiceNow customers are Fortune 500 companies and platform adoption appears strong as the company continued to expand its customer base during 2019’s first quarter. Mastercard (a new Fund holding) performed well, meeting fourth-quarter expectations and announcing solid guidance in January despite trade tensions and rising rates. Mastercard has

3. Source: Morningstar.

4. The IT sector comprises IT services, semiconductors and semiconductor equipment, and software in the SOI. The real estate sector comprises equity real estate investment trusts in the SOI. The health care sector comprises health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.

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FRANKLIN FOCUSED GROWTH FUND

launched several growth initiatives and partnerships to invest for the long term while delivering solid quarterly results, which we believe is supported by strong growth in Europe and total cross-border flows.

In the real estate and health care sectors, wireless communications operator American Tower and medical and commercial products manufacturer Danaher were key contributors. In other sectors, internet and mobile value-added services provider Tencent Holdings and internet infrastructure and e-commerce firm Alibaba Group Holding also aided performance.

In contrast, the communication services, consumer discretionary and financials sectors detracted from the Fund’s absolute performance.5 In communication services, interactive entertainment developer Activision Blizzard, music streaming service provider Spotify Technology and social networking website operator Facebook hurt results. The Fund did not hold these three stocks at period-end. After reaching an all-time high in October, Activision Blizzard’s share price declined after disappointment that the company did not announce Diabolo 4’s launch at its annual gaming convention and due to the negative response to its Diabolo mobile expansion.

In the consumer discretionary sector, online marketplace Amazon.com (not held at period-end) delivered a mixed third quarter with growing revenue that exceeded company guidance but was lower than investors expected, due to slower international retail revenue growth and weak results from acquired businesses. Amazon’s fourth quarter revenue and earnings exceeded all expectations, but guidance indicating slower first-quarter revenue growth hindered the stock.

In the financials sector, financial services company Charles Schwab (not held at period-end) hindered performance. In other sectors, semiconductor company Nvidia and Constellation Brands (not held at period-end) also detracted from results. Shares of Nvidia declined after the company lowered its fiscal fourth-quarter 2019 revenue guideline due to a decline in gaming revenues, the launch delay of the Turing next-generation graphic cards and a decline in the company’s datacenter segment due to hyperscale capital expenditure deceleration.

Matthew J. Moberg, CPA Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

5. The communication services sector comprises entertainment, interactive media and services, and media in the SOI. The consumer discretionary sector comprises hotels, restaurants and leisure; internet and direct marketing retail; and textiles, apparel and luxury goods in the SOI. The financials sector comprises capital markets in the SOI. See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FOCUSED GROWTH FUND

Performance Summary as of March 31, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. Advisor Class shares are offered without sales charges.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

Advisor

6-Month	-0.87%	-0.87%

1-Year	+14.54%	+14.54%

Since Inception (4/12/16)	+71.50%	+19.94%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

See page 6 for Performance Summary footnotes.

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FRANKLIN FOCUSED GROWTH FUND

PERFORMANCE SUMMARY

Distributions (10/1/18–3/31/19)

Share Class	Net Investment Income	Long-Term Capital Gain	Total

Advisor	$0.0109[4]	$0.0731	$0.0840

Total Annual Operating Expenses5

Share Class	With Fee Waiver	Without Fee Waiver

Advisor	1.01%	2.24%

All investments involve risks, including possible loss of principal. The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Foreign securities involve more risks than investing in U.S. securities, including currency fluctuations and economic and political uncertainties. From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event and will also generally lower the value of a security or other investments. The Fund may also invest in small- and mid-capitalization companies, which can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 1/31/20. Fund investment results reflect the expense reduction; without this reduction the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. A portion or all of the distribution is likely to be deemed a tax return of capital at year-end.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN FOCUSED GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period[1,2]	Ending Account Value 3/31/19	Expenses Paid During Period 10/1/18–3/31/19[1,2]	Net Annualized Expense Ratio[2]
Advisor	$1,000	$991.30	$4.96	$1,019.95	$5.04	1.00%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN CUSTODIAN FUNDS

Financial Highlights

Franklin Focused Growth Fund

	Six Months Ended March 31, 2019	Year Ended September 30,
	(unaudited)	2018	2017	2016[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.24	$13.36	$10.93	$10.00
Income from investment operations[b]:
Net investment income (loss)[c]	(0.02)	(0.05)	(0.02)	(0.01)
Net realized and unrealized gains (losses)	(0.15)	3.93	2.49	0.94
Total from investment operations	(0.17)	3.88	2.47	0.93
Less distributions from:
Net investment income	(0.01)[d]	—	(0.01)	—
Net realized gains	(0.07)	—	(0.03)	—
Total distributions	(0.08)	—	(0.04)	—
Net asset value, end of period	$16.99	$17.24	$13.36	$10.93

Total return[e]	(0.87)%	29.04%	22.78%	9.30%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.24%	2.23%	2.31%	4.76%
Expenses net of waiver and payments by affiliates	1.00%	1.00%[g]	1.00%[g]	1.00%
Net investment income (loss)	(0.31)%	(0.34)%	(0.20)%	(0.18)%

Supplemental data
Net assets, end of period (000’s)	$4,248	$4,310	$3,341	$2,732
Portfolio turnover rate	22.06%	14.47%	28.48%	7.46%

aFor the period April 12, 2016 (commencement of operations) to September 30, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dA portion or all of the distribution is likely to be deemed a tax return of capital at year end.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	8

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, March 31, 2019 (unaudited)

Franklin Focused Growth Fund

	Country	Shares	Value

Common Stocks 100.1%
Aerospace & Defense 4.8%
The Boeing Co.	United States	300	$114,426
Raytheon Co.	United States	500	91,040
			205,466

Biotechnology 0.2%
[a] Precision BioSciences Inc.	United States	400	7,180
Capital Markets 1.5%
CME Group Inc.	United States	400	65,832
Entertainment 2.5%
[a] Netflix Inc.	United States	300	106,968
Equity Real Estate Investment Trusts (REITs) 2.3%
American Tower Corp.	United States	500	98,530
Food & Staples Retailing 2.0%
Costco Wholesale Corp.	United States	350	84,749
Health Care Equipment & Supplies 8.6%
Abbott Laboratories	United States	1,000	79,940
Danaher Corp.	United States	700	92,414
[a] IDEXX Laboratories Inc.	United States	350	78,260
[a] Intuitive Surgical Inc.	United States	200	114,116
			364,730

Health Care Providers & Services 2.7%
[a] Guardant Health Inc.	United States	200	15,340
UnitedHealth Group Inc.	United States	400	98,904
			114,244

Industrial Conglomerates 1.2%
Roper Technologies Inc.	United States	150	51,296
Interactive Media & Services 8.2%
[a] Alphabet Inc., A	United States	200	235,378
Tencent Holdings Ltd.	China	2,500	114,969
			350,347

Internet & Direct Marketing Retail 12.6%
[a] Alibaba Group Holding Ltd., ADR	China	500	91,225
[a] Amazon.com Inc.	United States	220	391,765
[a] MercadoLibre Inc.	Argentina	100	50,773
			533,763

IT Services 12.1%
[a] Adyen NV	Netherlands	100	78,312
Mastercard Inc., A	United States	650	153,042
[a] PayPal Holdings Inc.	United States	800	83,072
[a] Shopify Inc., A	Canada	200	41,300
Visa Inc., A	United States	1,000	156,190
			511,916

Life Sciences Tools & Services 2.2%
[a] Illumina Inc.	United States	300	93,207
Machinery 2.0%
Fortive Corp.	United States	1,000	83,890
Media 1.6%
[a] Charter Communications Inc., A	United States	200	69,382

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FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Focused Growth Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Personal Products 1.9%
Estee Lauder Cos. Inc., A	United States	500	$82,774

Pharmaceuticals 1.9%
[a] Elanco Animal Health Inc.	United States	2,500	80,175

Professional Services 2.2%
Verisk Analytics Inc.	United States	700	93,100

Road & Rail 0.2%
[a] Lyft Inc., A	United States	100	7,829

Semiconductors & Semiconductor Equipment 7.0%
Analog Devices Inc.	United States	800	84,216
NVIDIA Corp.	United States	350	62,846
Xilinx Inc.	United States	1,200	152,148

			299,210

Software 20.9%
[a] Adobe Inc.	United States	750	199,867
Microsoft Corp.	United States	2,750	324,335
[a] Salesforce.com Inc.	United States	1,200	190,044
[a] ServiceNow Inc.	United States	700	172,543

			886,789

Textiles, Apparel & Luxury Goods 1.5%
NIKE Inc., B	United States	750	63,158

Total Common Stocks (Cost $2,577,541)			4,254,535

Short Term Investments (Cost $19,513) 0.5%

Money Market Funds 0.5%
[b,c] Institutional Fiduciary Trust Money Market Portfolio, 2.10%	United States	19,513	19,513

Total Investments (Cost $2,597,054) 100.6%			4,274,048
Other Assets, less Liabilities (0.6)%			(25,757)

Net Assets 100.0%			$4,248,291

See Abbreviations on page 19.

aNon-income producing.

bSee Note 3(e) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	10

FRANKLIN CUSTODIAN FUNDS

Financial Statements

Statement of Assets and Liabilities

March 31, 2019 (unaudited)

Franklin Focused Growth Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,577,541
Cost - Non-controlled affiliates (Note 3e)	19,513

Value - Unaffiliated issuers	$4,254,535
Value - Non-controlled affiliates (Note 3e)	19,513
Receivables:
Dividends	284
Affiliates.	7,556
Other assets	4

Total assets	4,281,892

Liabilities:
Payables:
Investment securities purchased	13,600
Professional fees	18,596
Accrued expenses and other liabilities	1,405

Total liabilities	33,601

Net assets, at value	$4,248,291

Net assets consist of:
Paid-in capital	$2,486,568
Total distributable earnings (loss)	1,761,723

Net assets, at value	$4,248,291

Shares outstanding	250,000
Net asset value and maximum offering price per share	$16.99

11	Semiannual Report	| The accompanying notes are an integral part of these financial statements.

FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended March 31, 2019 (unaudited)

Franklin Focused Growth Fund

Investment income:
Dividends:
Unaffiliated issuers	$12,581
Non-controlled affiliates (Note 3e)	825

Total investment income	13,406

Expenses:
Management fees (Note 3a)	16,566
Transfer agent fees (Note 3d)	390
Custodian fees (Note 4)	37
Reports to shareholders	2,725
Registration and filing fees	64
Professional fees	20,790
Other	3,125

Total expenses	43,697
Expenses waived/paid by affiliates (Note 3f)	(24,207)

Net expenses	19,490

Net investment income (loss)	(6,084)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	104,097
Foreign currency transactions	280

Net realized gain (loss)	104,377

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(138,934)

Net realized and unrealized gain (loss)	(34,557)

Net increase (decrease) in net assets resulting from operations	$(40,641)

The accompanying notes are an integral part of these financial statements. | Semiannual Report	12

FRANKLIN CUSTODIAN FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Focused Growth Fund

	Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30, 2018
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$ (6,084)	$ (13,077)
Net realized gain (loss)	104,377	33,371
Net change in unrealized appreciation (depreciation)	(138,934)	949,113

Net increase (decrease) in net assets resulting from operations	(40,641)[a]	969,407

Distributions to shareholders	(21,000)	—

Net increase (decrease) in net assets	(61,641)	969,407
Net assets:
Beginning of period	4,309,932	3,340,525

End of period	$4,248,291	$4,309,932

aA portion or all of the distribution is likely to be deemed a tax return of capital at year end.

13	Semiannual Report	| The accompanying notes are an integral part of these financial statements.

FRANKLIN CUSTODIAN FUNDS

Notes to Financial Statements (unaudited)

Franklin Focused Growth Fund

1.  Organization and Significant Accounting Policies

Franklin Custodian Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Focused Growth Fund (Fund) is included in this report. The Fund has five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The Fund currently operates with one class of shares, Advisor Class.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities

Semiannual Report	14

FRANKLIN CUSTODIAN FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Focused Growth Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The tax basis of the Fund’s distributions, which is likely to have a portion or all deemed to be a return of capital, is not determined until fiscal year end.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations

15	Semiannual Report

FRANKLIN CUSTODIAN FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Focused Growth Fund (continued)

(tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At March 31, 2019, there were an unlimited number of shares authorized (without par value). During the period ended March 31, 2019 and year ended September 30, 2018, there were no transactions of the Fund’s shares.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Semiannual Report	16

FRANKLIN CUSTODIAN FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Focused Growth Fund (continued)

3.  Transactions with Affiliates (continued)

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.850%	Up to and including $500 million
0.800%	Over $500 million, up to and including $1 billion
0.750%	Over $1 billion, up to and including $3 billion
0.730%	Over $3 billion, up to and including $5 billion
0.700%	In excess of $5 billion

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

d.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended March 31, 2019, the Fund paid transfer agent fees of $390, which were retained by Investor Services.

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FRANKLIN CUSTODIAN FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Focused Growth Fund (continued)

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended March 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 2.10%	89,859	263,547	(333,893)	19,513	$19,513	$825	$ —	$ —

f.  Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for each class of the Fund do not exceed 1.00% based on the average net assets of each class until January 31, 2020. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

g.  Other Affiliated Transactions

At March 31, 2019, Franklin Resources Inc. owned 100% of the Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended March 31, 2019, there were no credits earned.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At September 30, 2018, the Fund deferred late-year ordinary losses of $9,695.

At March 31, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$2,597,054

Unrealized appreciation	$1,688,289
Unrealized depreciation	(11,295)
Net unrealized appreciation (depreciation)	$1,676,994

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares.

Semiannual Report	18

FRANKLIN CUSTODIAN FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Focused Growth Fund (continued)

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended March 31, 2019, aggregated $916,482 and $866,594, respectively.

7.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended March 31, 2019, the Fund did not use the Global Credit Facility.

8.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At March 31, 2019, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

9.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depository Receipt

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FRANKLIN CUSTODIAN FUNDS

FRANKLIN FOCUSED GROWTH FUND

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN CUSTODIAN FUNDS

Franklin Focused Growth Fund

(Fund)

At an in-person meeting held on February 26, 2019 (Meeting), the Board of Trustees (Board) of Franklin Custodian Funds (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; and (iv) the extent to which economies of scale are realized as the Fund grows. The Board noted that the Fund commenced operations on April 12, 2016, but is not currently available for public sale. The Board also noted that Franklin Resources, Inc. (FRI) owns 100% of the Fund’s outstanding shares.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholder(s). While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholder(s). This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the US Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of liquidity through the designation of a liquidity/risk administrator and the development of reports that highlight the amount of illiquid investments for the Fund.

The Board also reviewed and considered the benefits provided to Fund shareholder(s) of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of FRI, the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided

Semiannual Report	20

FRANKLIN CUSTODIAN FUNDS

FRANKLIN FOCUSED GROWTH FUND

SHAREHOLDER INFORMATION

by the Manager and its affiliates to the Fund and its shareholder(s).

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2018. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional multi-cap growth funds. The Board noted that the Fund’s annualized total return for the one-year period was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Advisor Class shares for the Fund and for the Institutional Class, Class I or Class S shares for each other fund in the Expense Group with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and ten other multi-cap growth funds. The Board noted that the Management Rate for the Fund was slightly above the median of its Expense Group, but its actual total expense ratio was equal to the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted that the Fund’s actual total expense ratio reflected a fee waiver from management.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund, noting that the Fund incepted on April 12, 2016, but is not currently available for public sale. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2018, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s need to implement systems and meet additional

21	Semiannual Report

FRANKLIN CUSTODIAN FUNDS

FRANKLIN FOCUSED GROWTH FUND

SHAREHOLDER INFORMATION

regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized/expected to be realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of share-holder(s). With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholder(s) by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board noted that the Fund does not have an asset size that would likely enable the Fund to achieve economies of scale, but concluded that to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Semiannual Report	22

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.    N/A

Item 5. Audit Committee of Listed Registrants.    N/A

Item 6. Schedule of Investments.    N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.    N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.    N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.    N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company.    N/A

Item 13. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CUSTODIAN FUNDS

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date	May 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date	May 24, 2019

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date	May 24, 2019